UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05426

AIM Investment Funds (Invesco Investment Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	November 30

Date of reporting period:	5/31/19

The Registrant is filing this amendment to the Form N-CSR for the semi-annual period ended May 31, 2019, originally filed with the Securities and Exchange Commission on August 8, 2019 by the Registrant, the registrant of the predecessor funds (811-22363) (Accession Number 0001398344-19-013802) to restate financial statements for the semi-annual period ended May 31, 2019to reflect the reduction of each Fund’s net deferred tax asset to zero, to the extent the Fund had a net deferred tax asset, starting with the fiscal year ended November 30, 2015.

The effects of this restatement on the Funds’ financial statements for the semi-annual period ended May 31, 2019 are described in [Note 11] to the financial statements.

For the convenience of the reader, we are refiling our entire report on Form N-CSR for the semi-annual period ended May 31. 2019 by means of this amended Form N-CSR. However, except for the information affected by the restatement as described in Note 11, we have not updated the information contained herein for events or transactions occurring subsequent to the date of the original filing and as a result, such information continues to speak as of the date of the original filing.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer SteelPath MLP Select 40 Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit oppenheimerfunds.com for more information or call Invesco’s Client Services team at 800-959-4246.

Top Holdings and Allocations	4
Share Class Performance	5
Fund Expenses	7
Statement of Investments	10
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	25
Initial Approval of Investment Advisory and Sub-Advisory Contracts	52
Portfolio Proxy Voting Policies and Guidelines; Updates to Statement of Investments	57
Distribution Sources	58
Shareholder Proxy	59
Invesco Privacy Policy	60

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/19 (as restated, note 11)

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	4.87%	(0.91)%	0.74%	3.29%
1-Year	1.47%	(4.15)%	3.78%	(1.12)%
5-Year	(3.43)%	(4.52)%	9.66%	(6.62)%
Since Inception (3/31/10)	3.86%	3.22%	12.10%	4.45%

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit oppenheimerfunds.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from the predecessor fund due to a change in expenses and sales charges. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes and sales charges. Fund literature is available at invesco.com.

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 3

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP AND RELATED ENTITIES HOLDINGS

Energy Transfer LP	6.41%
Buckeye Partners LP	6.03%
Tallgrass Energy LP	5.71%
TC PipeLines LP	5.51%
Genesis Energy LP	4.85%
Magellan Midstream Partners LP	4.77%
Targa Resources Corp.	4.58%
Sunoco LP	4.58%
EQM Midstream Partners LP	4.56%
MPLX LP	4.49%

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2019, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2019, and are based on the total value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

*	Rounds to less than 0.05%.

4 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/19 (as restated, note 11)

	Inception Date	6-Month	1-year	5-Year	Since Inception
CLASS A (MLPFX)	3/31/10	4.87%	1.47%	(3.43)%	3.86%
CLASS C (MLPEX)	7/14/11	4.46%	0.73%	(4.15)%	1.67%
CLASS R1 (SPMWX)		4.89%	1.36%	(3.65)%	3.61%
CLASS Y (MLPTX)	3/31/10	4.98%	1.68%	(3.21)%	4.13%
CLASS R5[2] (SPMVX)		5.02%	1.61%	(3.41)%	3.87%
CLASS R6[3] (OSPSX)	6/28/13	5.09%	1.80%	(3.12)%	(0.50)%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/19 (as restated, note 11)

	Inception Date	6-Month	1-year	5-Year	Since Inception
CLASS A (MLPFX)	3/31/10	(0.91)%	(4.15)%	(4.52)%	3.22%
CLASS C (MLPEX)	7/14/11	3.46%	(0.18)%	(4.15)%	1.67%
CLASS R1 (SPMWX)		4.89%	1.36%	(3.65)%	3.61%
CLASS Y (MLPTX)	3/31/10	4.98%	1.68%	(3.21)%	4.13%
CLASS R5[2] (SPMVX)		5.02%	1.61%	(3.41)%	3.87%
CLASS R6[3] (OSPSX)	6/28/13	5.09%	1.80%	(3.12)%	(0.50)%

1.

Class R shares incepted on May 24, 2019. Performance prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) restated to reflect the higher 12-b-1 fees applicable to Class R shares. Class A share’s performance reflects any applicable fee waivers and/or expense reimbursements.

2.

Class R5 shares incepted on May 24, 2019. Performance prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12-b-1 fees applicable to Class A shares. Class A share’s performance reflects any applicable fee waivers and/or expense reimbursements.

3.	Class R6 shares’ returns shown for periods ending on or prior to May 24, 2019 are those of the Class I shares of the predecessor fund.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit oppenheimerfunds.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and R6 shares have no sales charge; therefore, performance is at NAV. As the result of a reorganization after

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 5

the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from the predecessor fund due to a change in expenses and sales charge.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a float-adjusted, capitalization-weighted index measuring master limited partnerships, whose constituents represent approximately 85% of total float-adjusted market capitalization. The index is unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Before investing in any of the Invesco funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.AIM.LINE (246-5463). Read prospectuses and summary prospectuses carefully before investing.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

6 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Fund Expenses (as restated, note 11)

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 7

Actual	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During 6 Months Ended May 31, 2019[1,2]
CLASS A	$ 1,000.00	$ 1,048.70	$ 12.00
CLASS C	1,000.00	1,044.60	15.80
CLASS R	1,000.00	1,048.90	13.28
CLASS Y	1,000.00	1,049.80	10.73
CLASS R5	1,000.00	1,050.20	10.63
CLASS R6	1,000.00	1,050.90	10.38

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,013.30	11.80
CLASS C	1,000.00	1,009.50	15.53
CLASS R	1,000.00	1,012.00	13.04
CLASS Y	1,000.00	1,014.50	10.55
CLASS R5	1,000.00	1,014.60	10.45
CLASS R6	1,000.00	1,014.90	10.20

1.

Actual expenses paid for Class A, C, Y, and R6 are equal to the Fund’s annualized expense ratio for that class multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Actual expenses paid for Class R and R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 7/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to May 31, 2019.

2.

Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

8 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Those annualized expense ratios, based on the 6-month period ended May 31, 2019 for Classes A, C, Y, and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to May 31, 2019 for Class R and R5 are as follows:

Class	Expense Ratios
CLASS A	2.35%
CLASS C	3.10
CLASS R	2.60
CLASS Y	2.10
CLASS R5	2.08
CLASS R6	2.03

The expense ratios for Class A, C, R, Y, R5, and R6 reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 9

Statement of Investments May 31, 2019 / Unaudited

Description	Shares	Value
MLP Investments and Related Entities — 93.7%
Diversified — 4.4%
Enterprise Products Partners LP	5,345,683	$149,091,099

Gathering/Processing — 25.6%
Antero Midstream Partners LP	12,244,304	149,625,395
Archrock, Inc.[1]	6,732,307	59,715,563
Crestwood Equity Partners LP	728,252	25,874,794
DCP Midstream LP	3,739,177	113,745,764
EnLink Midstream LLC	4,850,000	50,343,000
Hess Midstream Partners LP	475,970	9,186,221
MPLX LP	4,996,447	152,791,349
Summit Midstream Partners LP	2,798,908	20,320,072
Targa Resources Corp.	4,059,230	156,117,986
Western Midstream Partners LP	4,586,551	133,881,405
Total Gathering/Processing		871,601,549

Natural Gas Pipeline Transportation — 16.5%
Energy Transfer LP	15,878,808	218,174,825
EQM Midstream Partners LP	3,604,344	155,347,226
TC PipeLines LP1	5,176,277	187,536,516
Total Natural Gas Pipeline Transportation		561,058,567

Natural Gas Pipelines — 1.2%
CNX Midstream Partners LP	2,725,321	39,953,206

Other Energy — 12.9%
CSI Compressco LP1	5,432,951	17,494,102
GasLog Partners LP2	1,259,632	26,616,024
Global Partners LP1	1,800,731	35,798,532
Golar LNG Partners LP2	1,622,758	18,223,572
Suburban Propane Partners LP	1,224,900	28,050,210
Other Energy — 12.9% (Continued)
Sunoco LP1	5,209,759	$156,084,380
Teekay LNG Partners LP2	1,913,080	25,118,740
Teekay Offshore Partners LP2	99,700	114,655
USA Compression Partners LP	3,086,980	52,694,749
Westlake Chemical Partners LP1	3,544,043	79,953,610
Total Other Energy		440,148,574

Petroleum Pipeline Transportation — 32.9%
Buckeye Partners LP	5,034,916	205,223,176
Genesis Energy LP1	7,565,701	165,083,596
Holly Energy Partners LP	4,901,210	130,323,174
Magellan Midstream Partners LP	2,642,492	162,513,258
NGL Energy Partners LP1	6,847,842	101,621,975
NuStar Energy LP	5,076,317	136,857,507
PBF Logistics LP	734,291	14,759,249
Plains All American Pipeline LP	4,310	97,449
Plains GP Holdings LP, Class A	5,250	118,230
Shell Midstream Partners LP	504,406	10,607,658
Tallgrass Energy LP, Class A1	8,167,971	194,316,030
Total Petroleum Pipeline Transportation		1,121,521,302

Production & Mining — 0.2%
Alliance Resource Partners LP	410,013	7,056,324

Terminalling & Storage — 0.0%*
Martin Midstream Partners LP	200,000	1,346,000

Total MLP Investments And Related Entities
(identified cost $2,990,680,794)		3,191,776,621

10 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Description	Shares	Value
Common Stocks — 3.9%
Diversified — 3.9%
Williams Cos., Inc.	5,087,084	$134,197,276

Total Common Stocks
(identified cost $153,588,862)		134,197,276

Preferred MLP Investments and Related Entities — 2.4%
Gathering/Processing—0.8%
Crestwood Equity Partners LP, 9.25%[3]	2,867,200	26,951,680

Other Energy — 0.5%
Global Partners LP, 9.75%[3,4] [US0003M + 677.4]	600,000	15,390,000

Petroleum Pipeline Transportation — 1.1%
GPM Petroleum LP, 10%[1,5,6] (Cost $27,000,740)	2,000,000	38,560,000

Total Preferred MLP Investments And Related Entities
(identified cost $63,384,492)		80,901,680

Short-Term Investments — 0.7%
Money Market — 0.7%
Fidelity Treasury Portfolio, Institutional Class, 2.23%[7]	22,205,169	$22,205,169

Total Short-Term Investments
(identified cost $22,205,169)		22,205,169

Total Investments — 100.7%
(identified cost $3,229,859,317)		3,429,080,746
Liabilities in Excess of Other Assets — (0.7)%		(23,468,080)
Net Assets — 100%		$3,405,612,666

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 11

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

GP — General Partnership

LLC — Limited Liability Company

LP — Limited Partnership

*	Rounds to less than 0.05%.

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended May 31, 2019, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2018	Gross Additions	Gross Reductions	Shares May 31, 2019
MLP Investments and Related Entities
Archrock Inc.	7,032,307	—	(300,000)	6,732,307
CSI Compressco LP [i]	818,809	4,614,142	—	5,432,951
Genesis Energy LP	7,335,101	300,000	(69,400)	7,565,701
Global Partners LP	1,253,830	549,776	(2,875)	1,800,731
NGL Energy Partners LP	5,101,405	1,759,835	(13,398)	6,847,842
Sunoco LP	4,382,608	837,041	(9,890)	5,209,759
Tallgrass Energy LP [i]	8,440,403	—	(272,432)	8,167,971
TC Pipelines LP	5,190,531	—	(14,254)	5,176,277
TransMontaigne Partners LP [i]	2,095,321	—	(2,095,321)	—
Westlake Chemical Partners	3,317,354	321,776	(95,087)	3,544,043
Preferred MLP Investments and Related Entities
GPM Petroleum LP Class A - Preferred ii	2,000,000	—	—	2,000,000

		Dividends and Distributions
	Value May 31, 2019	Return of Capital	Capital Gains	Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
MLP Investments and Related Entities
Archrock Inc.	$59,715,563	$1,777,329	$—	$—	$(1,165,639)	$(6,760,839)
CSI Compressco LP i	17,494,102	59,903	2,615	—	—	(134,882)
Genesis Energy LP	165,083,596	6,876,819	1,307,952	—	(1,104,118)	6,330,491
Global Partners LP	35,798,532	1,503,780	—	—	(7,455)	5,322,052
NGL Energy Partners LP	101,621,975	4,814,817	—	—	(168,840)	37,073,795
Sunoco LP	156,084,380	7,933,871	—	—	(24,822)	16,256,220
Tallgrass Energy LP i	194,316,030	8,596,518	—	—	(375,703)	29,497,613
TC Pipelines LP	187,536,516	6,630,944	98,216	—	(233,649)	40,209,912
TransMontaigne Partners LP [i]	—	1,366,884	235,357	—	12,825,768	(11,620,309)
Westlake Chemical Partners	79,953,610	2,972,405	—	—	174,353	2,350,178
Preferred MLP Investments and Related Entities					—
GPM Petroleum LP Class A - Preferred ii	38,560,000	1,958,531	—	—	—	578,531
	$1,036,164,304	$44,491,801	$1,644,140	$—	$9,919,895	$119,102,762

12 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

i.	Is not an affiliate as of May 31, 2019. Was an affiliate during the period ended May 31, 2019.

ii.	An affiliate due to the Manager sitting on the board.

2.	Foreign security denominated in U.S. dollars.

3.	Perpetual security. Maturity date is not applicable.

4.

Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

5.	The value of this security was determined using significant unobservable inputs. See Note 3 of accompanying Notes.

6.	Restricted security. The aggregate value of restricted securities at period end was $38,560,000, which represents 1.1% of the Fund’s net assets.

7.	Rate shown is the 7-day yield at period end.

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 13

Statement of Assets and Liabilities (as restated, note 11) May 31, 2019 / Unaudited

Assets:
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $2,467,207,390)	$2,604,726,574
Affiliated companies (cost $762,651,927)	824,354,172
3,429,080,746
Receivable for beneficial interest sold	3,819,301
Prepaid expenses	396,219
AMT credit carry forward	59,103
State taxes paid	76,367
Dividends receivable	47,748
Total assets	3,433,479,484

Liabilities:
Deferred tax liability, net	19,795,499
Payable for beneficial interest redeemed	4,260,317
Payable to Manager	1,873,230
Payable for investments purchased	687,511
Payable for distribution and service plan fees	444,291
Transfer agent fees payable	391,937
Borrowing expense payable	58,227
Other liabilities	355,806
Total liabilities	27,866,818

Net Assets	$3,405,612,666

Composition of Net Assets
Shares of beneficial interest	$3,434,867,898
Total accumulated loss	(29,255,232)
Net Assets	$3,405,612,666

14 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF ASSETS AND LIABILITIES (as restated, note 11) Unaudited / (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value and redemption proceeds per share	$7.42
Offering price per share (net asset value plus sales charge of 5.50% of offering price)	$7.85
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$6.93
Class R Shares:
Net asset value, offering price and redemption proceeds per share	$7.43
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$7.69
Class R5 Shares:
Net asset value, offering price and redemption proceeds per share	$7.43
Class R6 Shares:
Net asset value, offering price and redemption proceeds per share	$7.73

Net Assets:
Class A shares	$382,654,861
Class C shares	417,021,900
Class R shares	9,888
Class Y shares	1,648,618,165
Class R5 shares	9,888
Class R6 shares	957,297,964
Total Net Assets	$3,405,612,666

Shares Outstanding:
Class A shares	51,562,606
Class C shares	60,177,062
Class R shares	1,332
Class Y shares	214,334,988
Class R5 shares	1,332
Class R6 shares	123,825,571
Total Shares Outstanding	449,902,891

See accompanying Notes to Financial Statements.

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 15

Statement of Operations (as restated, note 11) For the Six Months Ended May 31, 2019 / Unaudited

Investment Income
Distributions and dividends	$142,461,873
Less return of capital on distributions and dividends ($44,491,801 from affiliates)	(122,847,207)
Less return of capital on distributions and dividends in excess of cost basis ($1,644,140 from affiliates)	(9,524,771)
Total investment income	10,089,895

Expenses
Management fees	11,442,238
Distribution and service plan fees
Class A	487,889
Class C	2,098,757
Transfer agent fees
Class A	375,651
Class C	402,800
Class Y	1,566,752
Class R6	119,807
Borrowing fees	441,101
Administrative fees	427,681
Tax expense	190,671
Custody fees	139,676
Registration fees	109,177
Legal, auditing, and other professional fees	94,589
Trustees’ fees	64,373
Other	42,860
Total expenses, before waivers and deferred taxes	18,004,022
Less expense waivers	(1,167,432)
Net expenses, before deferred taxes	16,836,590

Net investment loss, before deferred taxes	(6,746,695)
Deferred tax (expense)/benefit	1,793,114
Net investment loss, net of deferred taxes	(4,953,581)

Net Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(Losses)
Investments from:
Unffiliated companies (net return of capital in excess of cost basis of $7,880,631)	(17,407,586)
Affiliated companies (net return of capital in excess of cost basis of $1,644,140)	9,919,895
Deferred tax (expense)/benefit	935,127
Net realized losses, net of deferred taxes	(6,552,564)
Net Change in Unrealized Appreciation/(Depreciation)
Investments from:
Unaffiliated companies	61,247,958
Affiliated companies	119,102,762
Deferred tax (expense)/benefit	(22,523,740)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	157,826,980

Net realized and unrealized gains/(losses) on investments, net of deferred taxes	151,274,416
Change in net assets resulting from operations	$146,320,835

See accompanying Notes to Financial Statements.

16 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2019 (Unaudited) (as restated, note 11)	For the Year Ended November 30, 2018
Operations
Net investment loss, net of deferred taxes	$(4,953,581)	$(28,427,598)
Net realized gains/(losses), net of deferred taxes	(6,552,564)	89,806,230
Net change in unrealized appreciation/(depreciation), net of deferred taxes	157,826,980	(108,039,298)
Change in net assets resulting from operations	146,320,835	(46,660,666)

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(15,434,702)	(28,060,033)
Class C shares	(17,585,811)	(31,336,108)
Class W shares		(152,858)
Class Y shares	(61,764,184)	(111,515,504)
Class R6 shares	(31,810,117)	(37,936,649)
Distributions to shareholders from return of capital:	(126,594,814)	(209,001,152)

Distributions to shareholders from income:
Class A shares	—	(10,850,584)
Class C shares	—	(12,117,415)
Class Y shares	—	(43,181,237)
Class R6 shares	—	(14,669,790)
Distributions to shareholders from income:	—	(80,819,026)
Change in net assets resulting from distributions to shareholders	(126,594,814)	(289,820,178)

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 17

Statements of Changes in Net Assets (Continued)

	For the Six Months Ended May 31, 2019 (Unaudited) (as restated, note 11)	For the Year Ended November 30, 2018
Beneficial Interest Transactions
Class A shares	$(13,559,841)	$(29,944,602)
Class C shares	(11,085,674)	367,485
Class R shares	10,000	—
Class W shares	—	(2,956,143)
Class Y shares	(43,906,659)	159,560,225
Class R5 shares	10,000	—
Class R6 shares	250,559,224	303,792,404
Change in net assets resulting from beneficial interest transactions	182,027,050	430,819,369
Change in net assets	201,753,071	94,338,525

Net Assets
Beginning of period	3,203,859,595	3,109,521,070
End of period	$3,405,612,666	$3,203,859,595

See accompanying Notes to Financial Statements.

18 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Financial Highlights

Class A	Six Months Ended May 31, 2019 (Unaudited) (as restated, note 11)	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.36	$8.13	$9.18	$9.25	$12.54	$11.99
Income/(loss) from investment operations:
Net investment loss[1]	(0.02)	(0.08)	(0.06)	(0.05)	(0.03)	(0.09)
Return of capital[1]	0.22	0.46	0.40	0.41	0.43	0.44
Net realized and unrealized gains/(losses)	0.15	(0.44)	(0.68)	0.28	(2.98)	0.91
Total from investment operations	0.35	(0.06)	(0.34)	0.64	(2.58)	1.26
Distributions to shareholders:
Return of capital	0.29)	(0.51)	(0.58)	(0.71)	(0.71)	(0.71)
Income	—	(0.20)	(0.13)	—	—	—
Total distributions to shareholders	(0.29)	(0.71)	(0.71)	(0.71)	(0.71)	(0.71)
Net asset value, end of period	$7.42	$7.36	$8.13	$9.18	$9.25	$12.54

Total Return, at Net Asset Value[2]	4.87%	(1.06%)	(4.22%)	7.69%	(21.34%)	10.59%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$382,655	$392,897	$465,355	$631,417	$602,268	$872,216
Ratio of Expenses to Average Net Assets:[7]
Before (waivers) and deferred tax expense/(benefit)	1.24%	1.23%	1.23%	1.27%	1.23%	1.25%
Expense (waivers)	(0.10%)	(0.10%)[3]	(0.12%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of (waivers) and before deferred tax expense/(benefit)[4]	1.14%	1.13%	1.11%	1.15%	1.12%	1.13%
Deferred tax expense/(benefit)[5]	1.21%	—%	(2.27%)	2.79%	(12.39%)	5.19%
Total expenses/(benefit)	2.35%	1.13%	(1.16%)	3.94%	(11.27%)	6.32%

Ratio of Investment Loss to Average Net Assets:[7]
Before (waivers) and deferred tax benefit/(expense)	(0.68%)	(1.04%)	(1.04%)	(0.98%)	(0.77%)	(1.24%)
Expense (waivers)	(0.10%)	(0.10%)[3]	(0.12%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.58%)	(0.94%)	(0.92%)	(0.86%)	(0.66%)	(1.12%)
Deferred tax benefit/(expense)[6]	0.11%	—%	0.31%	0.30%	0.37%	0.41%
Net investment loss	(0.47%)	(0.94%)	(0.61%)	(0.56%)	(0.29%)	(0.71%)

Portfolio turnover rate	13%	24%	13%	10%	8%	12%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
4.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.10%, 1.10%, 1.10%, 1.13%, 1.10%, and 1.10% for the period ended May 31, 2019 and the years ended November 30, 2018, November 30, 2017, November 30, 2016, and November 30, 2015, and November 28, 2014, respectively.

5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
7.	Ratios are annualized and based on average daily net assets (000’s omitted) of $390,988.

See accompanying Notes to Financial Statements.

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 19

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 31, 2019 (Unaudited) (as restated, note 11)	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.92	$7.74	$8.84	$8.99	$12.30	$11.87
Income/(loss) from investment operations:
Net investment loss[1]	(0.04)	(0.13)	(0.12)	(0.11)	(0.11)	(0.18)
Return of capital[1]	0.22	0.46	0.40	0.41	0.43	0.44
Net realized and unrealized gains/(losses)	0.12	(0.44)	(0.67)	0.26	(2.92)	0.88
Total from investment operations	0.30	(0.11)	(0.39)	0.56	(2.60)	1.14
Distributions to shareholders:
Return of capital	(0.29)	(0.51)	(0.58)	(0.71)	(0.71)	(0.71)
Income	—	(0.20)	(0.13)	—	—	—
Total distributions to shareholders	(0.29)	(0.71)	(0.71)	(0.71)	(0.71)	(0.71)
Net asset value, end of period	$6.93	$6.92	$7.74	$8.84	$8.99	$12.30

Total Return, at Net Asset Value[2]	4.46%	(1.79%)	(4.97%)	6.99%	(21.94%)	9.66%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$417,022	$427,772	$478,338	$517,869	$446,435	$475,459
Ratio of Expenses to Average Net Assets:[7]
Before (waivers) and deferred tax expense/(benefit)	1.99%	1.98%	1.98%	2.04%	1.98%	2.00%
Expense (waivers)	(0.10%)	(0.10%)[3]	(0.12%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of (waivers) and before deferred tax expense/(benefit)[4]	1.89%	1.88%	1.86%	1.92%	1.87%	1.88%
Deferred tax expense/(benefit)[5]	1.21%	—%	(2.27%)	2.79%	(12.39%)	5.19%
Total expenses/(benefit)	3.10%	1.88%	(0.41%)	4.71%	(10.52%)	7.07%

Ratio of Investment Loss to Average Net Assets:[7]
Before (waivers) and deferred tax benefit/(expense)	(1.43%)	(1.79%)	(1.79%)	(1.75%)	(1.52%)	(2.01%)
Expense (waivers)	(0.10%)	(0.10%)[3]	(0.12%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.33%)	(1.69%)	(1.67%)	(1.63%)	(1.41%)	(1.89%)
Deferred tax benefit/(expense)[6]	0.11%	—%	0.31%	0.30%	0.37%	0.41%
Net investment loss	(1.22%)	(1.69%)	(1.36%)	(1.33%)	(1.04%)	(1.48%)

Portfolio turnover rate	13%	24%	13%	10%	8%	12%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
4.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.85%, 1.85%, 1.85%, 1.90%, 1.85%, and 1.85% for the period ended May 31, 2019 and the years ended November 30, 2018, November 30, 2017, November 30, 2016, and November 30, 2015, and November 28, 2014, respectively.

5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
7.	Ratios are annualized and based on average daily net assets (000’s omitted) of $419,293.

See accompanying Notes to Financial Statements.

20 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R	For the Period Ended May 31, 2019 (Unaudited)[1] (as restated, note 11)
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.56
Income/(loss) from investment operations:
Net investment loss[2]	(0.00)[3]
Return of capital[2]	—
Net realized and unrealized gains/(losses)	(0.13)
Total from investment operations	(0.13)
Distributions to shareholders:
Return of capital	—
Income	—
Total distributions to shareholders	—
Net asset value, end of period	$7.43

Total Return, at Net Asset Value[4]	(1.72%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$10
Ratio of expenses to average net assets:[8]
Before (waivers) and deferred tax expense	1.49%
Expense (waivers)	(0.10%)
Net of (waivers) and before deferred tax expense[5]	1.39%
Deferred tax expense[6]	1.21%
Total expenses	2.60%

Ratio of Investment Loss to Average Net Assets:[8]
Before (waivers) and deferred tax benefit	(0.93%)
Expense (waivers)	(0.10%)
Net of expense (waivers) and before deferred tax benefit	(0.83%)
Deferred tax benefit[7]	0.11%
Net investment loss	(0.72%)

Portfolio turnover rate	13%

1.	Shares commenced operations after the close of business on May 24, 2019.
2.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (See Note 1).

3.	Less than ($0.005).
4.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.35%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
8.	Ratios are annualized and based on average daily net assets of $164.

See accompanying Notes to Financial Statements.

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 31, 2019 (Unaudited) (as restated, note 11)	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.61	$8.37	$9.40	$9.43	$12.74	$12.15
Income/(loss) from investment operations:
Net investment loss[1]	(0.01)	(0.06)	(0.03)	(0.03)	(0.00)[2]	(0.05)
Return of capital[1]	0.22	0.46	0.40	0.41	0.43	0.44
Net realized and unrealized gains/(losses)	0.16	(0.45)	(0.69)	0.30	(3.03)	0.91
Total from investment operations	0.37	(0.05)	(0.32)	0.68	(2.60)	1.30
Distributions to shareholders:
Return of capital	(0.29)	(0.51)	(0.58)	(0.71)	(0.71)	(0.71)
Income	—	(0.20)	(0.13)	—	—	—
Total distributions to shareholders	(0.29)	(0.71)	(0.71)	(0.71)	(0.71)	(0.71)
Net asset value, end of period	$7.69	$7.61	$8.37	$9.40	$9.43	$12.74

Total Return, at Net Asset Value[3]	4.98%	(0.91%)	(3.90%)	7.97%	(21.16%)	10.78%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$1,648,618	$1,679,094	$1,694,069	$1,598,012	$1,361,763	$1,772,095
Ratio of Expenses to Average Net Assets:[8]
Before (waivers) and deferred tax expense/(benefit)	0.99%	0.98%	0.98%	1.02%	0.98%	1.00%
Expense (waivers)	(0.10%)	(0.10%)[4]	(0.12%)[4]	(0.12%)	(0.11%)	(0.12%)
Net of (waivers) and before deferred tax expense/(benefit)[5]	0.89%	0.88%	0.86%	0.90%	0.87%	0.88%
Deferred tax expense/(benefit)[6]	1.21%	—%	(2.27%)	2.79%	(12.39%)	5.19%
Total expenses/(benefit)	2.10%	0.88%	(1.41%)	3.69%	(11.52%)	6.07%

Ratio of Investment Loss to Average Net Assets:[8]
Before (waivers) and deferred tax benefit/(expense)	(0.41%)	(0.79%)	(0.79%)	(0.73%)	(0.52%)	(0.96%)
Expense (waivers)	(0.10%)	(0.10%)[4]	(0.12%)[4]	(0.12%)	(0.11%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.31%)	(0.69%)	(0.67%)	(0.61%)	(0.41%)	(0.84%)
Deferred tax benefit/(expense)[7]	0.11%	—%	0.31%	0.30%	0.37%	0.41%
Net investment loss	(0.20%)	(0.69%)	(0.36%)	(0.31%)	(0.04%)	(0.43%)

Portfolio turnover rate	13%	24%	13%	10%	8%	12%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.	Less than $(0.005).
3.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
5.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.85%, 0.85%, 0.85%, 0.88%, 0.85%, and 0.85% for the period ended May 31, 2019 and the years ended November 30, 2018, November 30, 2017, November 30, 2016, and November 30, 2015, and November 28, 2014, respectively.

6.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
8.	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,630,556.

See accompanying Notes to Financial Statements.

22 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R5	For the Period Ended May 31, 2019 (Unaudited)[1] (as restated, note 11)
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.56
Income/(loss) from investment operations:
Net investment income/(loss)[2]	(0.00)[3]
Return of capital[2]	—
Net realized and unrealized gains/(losses)	(0.13)
Total from investment operations	(0.13)
Distributions to shareholders:
Return of capital	—
Income	—
Total distributions to shareholders	—
Net asset value, end of period	$7.43

Total Return, at Net Asset Value[4]	(1.72%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$10
Ratio of expenses to average net assets:[8]
Before deferred tax expense[5]	0.87%
Deferred tax expense[6]	1.21%
Total expenses	2.08%

Ratio of Investment Loss to Average Net Assets:[8]
Before deferred tax benefit	(0.33%)
Deferred tax benefit[7]	0.11%
Net investment loss	(0.22%)

Portfolio turnover rate	13%

1.	Shares commenced operations after the close of business on May 24, 2019.
2.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (See Note 1).

3.	Less than ($0.005).
4.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.83%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
8.	Ratios are annualized and based on average daily net assets of $164.

See accompanying Notes to Financial Statements.

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 23

FINANCIAL HIGHLIGHTS (Continued)

Class R6	Six Months Ended May 31, 2019 (Unaudited) (as restated, note 11)	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.64	$8.39	$9.43	$9.44	$12.74	$12.14
Income/(loss) from investment operations:
Net investment income/(loss)[1]	—	(0.05)	(0.03)	(0.02)	0.00 [6]	(0.05)
Return of capital[1]	0.22	0.46	0.40	0.41	0.43	0.44
Net realized and unrealized gains/(losses)	0.16	(0.45)	(0.70)	0.31	(3.02)	0.92
Total from investment operations	0.38	(0.04)	(0.33)	0.70	(2.59)	1.31
Distributions to shareholders:
Return of capital	(0.29)	(0.51)	(0.58)	(0.71)	(0.71)	(0.71)
Income	—	(0.20)	(0.13)	—	—	—
Total distributions to shareholders	(0.29)	(0.71)	(0.71)	(0.71)	(0.71)	(0.71)
Net asset value, end of period	$7.73	$7.64	$8.39	$9.43	$9.44	$12.74

Total Return, at Net Asset Value [2]	5.09%	(0.78%)	(3.99%)	8.19%	(21.08%)	10.87%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$957,298	$702,381	$466,851	$313,325	$191,370	$57,153
Ratio of Expenses to Average Net Assets:[7]
Before deferred tax expense/(benefit)[3]	0.82%	0.81%	0.79%	0.81%	0.79%	0.81%
Deferred tax expense/(benefit)[4]	1.21%	—%	(2.27%)	2.79%	(12.39%)	5.19%
Total expenses/(benefit)	2.03%	0.81%	(1.48%)	3.60%	(11.60%)	6.00%

Ratio of Investment Income/(Loss) to Average Net Assets:[7]
Before deferred tax benefit/(expense)	(0.07%)	(0.62%)	(0.60%)	(0.52%)	(0.33%)	(0.82%)
Deferred tax benefit/(expense)[5]	0.11%	—%	0.31%	0.30%	0.37%	0.41%
Net investment income/(loss)	0.04%	(0.62%)	(0.29%)	(0.22%)	0.04%	(0.41%)

Portfolio turnover rate	13%	24%	13%	10%	8%	12%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.78% 0.78%, 0.78%, 0.79%, 0.77%, and 0.78%, for the period ended May 31, 2019 and the years ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015, and November 28, 2014, respectively.

4.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
5.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
6.	Less than $0.005.
7.	Ratios are annualized and based on average daily net assets (000’s omitted) of $834,811.

See accompanying Notes to Financial Statements.

24 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Notes to Financial Statements Unaudited

Note 1 – Significant Accounting Policies

Invesco Oppenheimer SteelPath MLP Select 40 Fund (the “Fund”) is a separate series of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust, as amended (the “1940 Act”), as an open-end management investment company authorized to an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer SteelPath MLP Select 40 Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund and holders of the Acquired Fund’s Class W received Class Y shares of the Fund. Information for the Acquired Fund’s Class I Shares prior to the Reorganization is included with information relating to Class R6 Shares throughout this report. Information for the Acquired Fund’s Class W Shares prior to the Reorganization is included with Class Y Shares throughout this report. Class R and Class R5 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 25

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the

26 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 27

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investments reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

28 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

D.

Dividends and Distributions to Shareholders – Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

E.

Master Limited Partnerships – The Fund primarily invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP. The Fund will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 29

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G. Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. For the period ended May 31, 2019, the federal income tax rate is 21 percent. The Fund is currently using an estimated rate of 2.0 percent for state and local tax, net of federal tax expense.

The alternative minimum tax (“AMT”) requirements were repealed with the enactment of H.R. 1, Tax Cuts and Jobs Act (the “TCJA”), for tax years beginning after December 31, 2017. Any past alternative minimum taxes paid by the fund do qualify for substantial refundability under the TCJA with AMT credit carryforwards becoming partially refundable prior to, or fully refundable for tax years beginning in 2021.

The Fund’s income tax provision consists of the following as of May 31, 2019 (as restated, note 11):

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense (benefit)
Federal	$34,016,557
State	3,239,673
Valuation allowance	(17,460,730)
Total deferred tax expense	$19,795,500

30 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows (as restated, note 11):

	Amount	% Effect
Application of Federal statutory income tax rate	$34,884,431	21.00%
State income taxes net of federal benefit	3,322,328	2.00%
Effect of permanent differences	(1,277,682)	(0.77%)
Return to provision adjustments	327,153	0.20%
Change in valuation allowance	(17,460,730)	(10.51%)
Total income tax expense (benefit)	$19,795,500	11.92%

For the period ended May 31, 2019 the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of 11.92% differed from the combined federal and state statutory tax rate of 23% due in large part to the change in valuation allowance primarily as a result of the change in unrealized appreciation.

The Fund intends to invest its assets primarily in MLP investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP investments, the Fund reports its allocable share of the MLP investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At May 31, 2019, the Fund determined a valuation allowance was not required. The Fund’s assessment considered, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards were limited as a result of shareholder transactions or were likely to expire unused, and unrealized gains and losses on investments.

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

Consideration was also given to market cycles, the severity and duration of historical deferred tax assets, the impact of redemptions, and the level of MLP distributions. Additionally, various tax law changes resulting from the enactment of the TCJA were considered by the Fund in assessing the recoverability of its deferred tax assets. Specifically, the TCJA eliminated the net operating loss carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any net operating losses arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. Through the consideration of these factors, the Fund has determined that it is more likely than not that the Fund’s deferred tax assets will be realized (as restated, note 11).

From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on or expirations of the Fund’s net operating losses and capital loss carryovers (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material (as restated, note 11).

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2019 are as follows (as restated, note 11):

Deferred tax assets:
Net operating loss carryforward (tax basis) - Federal	$104,854,282
Net operating loss carryforward (tax basis) - State	9,561,915
Excess business interest expense carryforward	3,957,975
Capital loss carryforward (tax basis)	20,772,871
Organizational Costs	3,054
Total deferred tax asset	139,150,097

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$(158,945,596)
Total deferred tax liability	(158,945,596)

Total net deferred tax asset/(liability)	$(19,795,499)

32 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2019, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months. Generally, the Fund is subject to examinations by taxing authorities for up to three years after the filing of the return for the tax period. All relevant periods are still open for examination.

At May 31, 2019, the Fund had net operating loss carryforwards for federal income tax purposes, as follows:

Expiration date for expiring net operating loss carryforwards:
11/30/2032	$24,232,175
11/30/2033	63,882,188
11/30/2034	129,986,547
11/30/2035	153,875,403
11/30/2036	116,663,848
11/30/2037	10,613,012
Total expiring net operating loss carryforwards	$499,253,173

Total non-expiring net operating loss carryforwards	$52,935

Total net operating loss carryforwards	$499,306,108

During the period ended May 31, 2019, the Fund estimates that it will utilize $21,172,361 of net operating loss carryforward.

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

At May 31, 2019, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	$29,454,428
11/30/2024	60,862,402
Total	$90,316,830

At May 31, 2019, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$2,738,252,236
Gross Unrealized Appreciation	$899,610,982
Gross Unrealized Depreciation	(208,782,472)
Net Unrealized Appreciation (Depreciation) on Investments	$690,828,510

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

34 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $3 billion	0.70%
Next $2 billion	0.68%
Over $5 billion	0.65%

For the six months ended May 31, 2019, the effective advisory fees incurred by the Fund was 0.70%. From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $10,981,363 in advisory fees to OFI SteelPath, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C,

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 2 – Advisory Fees and Other Fees Paid to Affiliates (Continued)

Class R, Class Y, Class R5 and Class R6 shares to 1.10%. 1.85%, 1.35%, 0.85%, 0.84% and 0.79%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expense after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) and interest expense are excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. See Note 11 and 12.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended May 31, 2019, advisory fees of $1,167,432 were waived.

Prior to the Reorganization, the OFI SteelPath, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class A, Class C, Class W, and Class Y shares to 1.10%. 1.85%, 0.85%, and 0.85%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into an administration and fund accounting agreement with UMB Fund Services, Inc. (“UMB”) pursuant to which UMB shall provide administration and fund accounting services to the Fund. For the six months, ended May 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative fees. Prior to the Reorganization, the Acquired Fund paid administrative fees to UMB. Additionally, Invesco has entered into service agreements whereby UMB Bank, n.a., serves as custodian to the Fund. Prior to the Reorganization, UMB Bank, n.a. served as custodian to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries

36 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 2 – Advisory Fees and Other Fees Paid to Affiliates (Continued)

that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. For the six months ended May 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of the Class A, 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the six months ended May 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended May 31, 2019, IDI advised the Fund that IDI retained $3,243 in front-end sales commissions from the sale of Class A shares and $0 and $47 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $89,908 in front-end sales commissions from the sale of Class A shares and $72 and $14,817 from Class A and Class C Shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 37

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1 —	Level 2 —	Level 3 —	Value
Assets Table
Investments, at Value:
MLP Investments and Related Entities*	$3,191,776,621	$—	$—	$3,191,776,621
Common Stocks*	134,197,276	—	—	134,197,276
Preferred MLP Investments and Related Entities*	42,341,680	—	38,560,000	80,901,680
Short-Term Investments	22,205,169	—	—	22,205,169
Total Assets	$3,390,052,746	$—	$38,560,000	$3,429,080,746

*	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

38 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 3 – Additional Valuation Information (Continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Beginning balance November 30, 2018	$39,940,000
Transfers into Level 3 during the period	—
Change in unrealized appreciation/(depreciation)	578,531
Total realized gain/(loss)	—
Purchases	—
Sales	—
Return of capital distributions	(1,958,531)
Ending balance May 31, 2019	$38,560,000

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at May 31, 2019 is ($1,240,000).

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of May 31, 2019:

Assets Table Investments, at Value:	Value as of May 31, 2019	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used
Preferred Stocks	$38,560,000	Discounted Cash Flow Model	Illiquidity Discount	n/a	10%	(a)
			Average Estimated Yield	11.0%-13.5%	12.3%
Total	$38,560,000

(a)

The Fund fair values certain preferred shares using a discounted cash flow model, which incorporates an illiquidity discount and the expected yield based on the average yield on comparable companies’ equity. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the illiquidity discount. Such security’s fair valuation could increase (decrease) significantly based on an increase (decrease) in expected yields.

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 39

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 4 – Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period June 1, 2018 to May 24, 2019, the Fund engaged in transactions with affiliates as listed. Securities purchases of $96,810,270 and securities sales of $12,304,890, which resulted in net realized gains of $1,569,110.

For the period May 25, 2019 to May 31, 2019, the Fund did not engage in transactions with affiliates.

Note 5 – Trustees’ and Officer Fees and Benefits

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 6 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with UMB Bank n.a the custodian bank. Such balances, if any, at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

40 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 7 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period ended May 31, 2019 was $589,523,849 and $431,492,474 respectively.

Note 8 – Share Information

The Fund has authorized an unlimited number of shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 31, 2019 (Unaudited)		Year Ended November 30, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	8,526,062	$62,409,304	16,951,713	$137,811,195
Dividends and/or distributions reinvested	2,011,761	14,977,645	4,744,160	37,709,710
Redeemed	(12,360,650)	(90,946,790)	(25,521,144)	(205,465,507)
Net decrease	(1,822,827)	$(13,559,841)	(3,825,271)	$(29,944,602)

Class C
Sold	7,576,269	$52,017,033	12,419,761	$95,171,824
Dividends and/or distributions reinvested	2,497,474	17,406,229	5,725,377	42,992,829
Redeemed	(11,742,621)	(80,508,936)	(18,087,520)	(137,797,168)
Net Increase/(Decrease)	(1,668,878)	$(11,085,674)	57,618	$367,485

Class R*
Sold	1,332	$10,000
Dividends and/or distributions reinvested	—	—
Redeemed	—	—
Net Increase	1,332	$10,000

Class W
Sold			—	$—
Dividends and/or distributions reinvested			25,412	209,333
Redeemed			(386,554)	(3,165,476)
Net decrease			(361,142)	$(2,956,143)

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 41

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 8 – Share Information (Continued)

	Six Months Ended May 31, 2019 (Unaudited)		Year Ended November 30, 2018
	Shares	Amount	Shares	Amount
Class Y
Sold	68,601,242	$523,645,753	108,238,869	$904,823,509
Dividends and/or distributions reinvested	7,785,178	60,013,077	17,868,373	146,380,279
Redeemed	(82,959,374)	(627,565,489)	(107,923,546)	(891,643,563)
Net Increase/(Decrease)	(6,572,954)	$(43,906,659)	18,183,696	$159,560,225

Class R5*
Sold	1,332	$10,000
Dividends and/or distributions reinvested	—	—
Redeemed	—	—
Net Increase	1,332	$10,000

Class R6
Sold	51,567,742	$396,581,993	60,136,872	$498,343,690
Dividends and/or distributions reinvested	3,735,558	28,994,569	5,734,064	47,079,209
Redeemed	(23,378,157)	(175,017,338)	(29,584,195)	(241,630,495)
Net increase	31,925,143	$250,559,224	36,286,741	$303,792,404

*	Class R and R5 shares commenced operations after the close of business on May 24, 2019.

Note 9 – Borrowing Agreement

The Fund, along with Invesco Oppenheimer SteelPath MLP Alpha Plus Fund, Invesco Oppenheimer SteelPath MLP Alpha Fund, and Invesco Oppenheimer SteelPath MLP Income Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Adviser consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities

42 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 9 – Borrowing Agreement (Continued)

or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. If applicable, securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.75% per annum. An unused commitment fee at the rate of 0.30% per annum is charged for any undrawn portion of the credit facility, and each series of the Trust will pay its pro rata share of this fee. A facility fee of 0.10% was charged on the commitment amount, and each series of the Trust paid its pro rata share of this fee. The borrowing is due November 15, 2019, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the six months ended May 31, 2019, the Fund paid $441,101 in borrowing fees. The Fund did not utilize the facility during the six months ended May 31, 2019.

Note 10 – Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Note 11 – Restatement

Subsequent to the issuance of the May 31, 2019 financial statements, the Fund determined that the valuation allowance related to the deferred tax asset for the period ended May 31, 2019 and certain prior fiscal years had not been properly accounted for on the financial statements of the Fund.

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 43

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 11 – Restatement (Continued)

A deferred tax asset is reduced by a valuation allowance if, based on the weight of evidence available, it is more likely than not that some portion or all of a deferred tax asset will not be realized. The determination of the need for a valuation allowance for deferred tax assets under U.S. GAAP involved judgment and required the subjective weighting of both positive and negative evidence relating to expectations about the recoverability of those assets. Management has reevaluated both positive and negative evidence through the issuance date of the restated financial statements regarding the use of certain sources of future taxable income on the recoverability of its deferred tax asset. Consequently, it was determined that the realizability of the deferred tax asset did not meet the “more likely than not” evaluation criterion provided by ASC 740, Income Taxes, resulting in the understatement of the valuation allowance and corresponding overstatement of the deferred tax asset and overstatement of the Fund’s net asset value. See Note 1G - Significant Accounting Policies - Federal Income Taxes for additional information related to the significant considerations in the evaluation of the Fund’s valuation allowance.

As a result, the Fund has restated its statement of assets and liabilities as of May 31, 2019, and its statement of operations for the period then ended, its statements of changes in net assets for the period ended May 31, 2019, and its financial highlights for the period ended May 31, 2019.

The restatement adjustments had no effect on the reported fair values or cost of investments as reported in the statement of investments. In addition to the restated financial statements, the information contained in Notes 1G, 11, 12 and 13 to the financial statements was added or restated as part of the restatement.

44 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 11 – Restatement (Continued)

The following summarizes the impact of the restatement and excludes balances that were not restated:

Invesco Oppenheimer SteelPath MLP Select 40 Fund Fund
Statements of Assets and Liabilities
May 31, 2019

	Previously Reported	As Restated
Assets:
AMT credit carry forward	$—	$59,103
State taxes paid	—	76,367
Total asset	3,433,344,014	3,433,479,484

Liabilities:
Deferred tax liability, net	19,660,029	19,795,499
Total liabilities	27,731,348	27,866,818

Invesco Oppenheimer SteelPath MLP Select 40 Fund
Statements of Operations
Six Months Ended May 31, 2019

	Previously Reported	As Restated
Net investment loss, before deferred taxes
Deferred tax (expense)/benefit	$2,502,267	$1,793,114
Net Investment loss, net of deferred taxes	(4,244,428)	(4,953,581)

Net Realized and Unrealized Gains/(Losses) on Investments:
Deferred tax (expense)/benefit	1,722,169	935,127
Net realized losses, net of deferred taxes	(5,765,522)	(6,552,564)
Net Change in Unrealized Appreciation/(Depreciation)
Deferred tax(expense)/benefit	(41,480,665)	(22,523,740)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	138,870,055	157,826,980

Net realized and unrealized gains/ (losses) on investments, net of deferred taxes	133,104,533	151,274,416
Change in net assets resulting from operations	$128,860,105	$146,320,835

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 45

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 11 – Restatement (Continued)

Invesco Oppenheimer SteelPath MLP Select 40 Fund
Statements of Changes in Net Assets
Six Months Ended May 31, 2019

	Previously Reported	As Restated
Operations
Net Investment loss, net of deferred taxes	$(4,244,428)	$(4,953,581)
Net realized gains, net of deferred taxes	(5,765,522)	(6,552,564)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	138,870,055	157,826,980
Change in net assets resulting from operations	128,860,105	146,320,835

Change in net assets	184,292,341	201,753,071

Net Assets
Beginning of period	3,221,320,325	3,203,859,595

Invesco Oppenheimer SteelPath MLP Select 40 Fund
Financial Highlights
For the Six Months Ended May 31, 2019 (Unaudited)

Class A	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.40	$7.36
Income/(loss) from investment operations:
Net realized and unrealized gains/(losses)	0.11	0.15
Total from investment operations	0.31	0.35

Total Return, at Net Asset Value	4.29%	4.87%

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets:
Deferred tax expense/(benefit)	2.27%	1.21%
Total expenses/(benefit)	3.41%	2.35%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(0.83%)	(0.68%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.73%)	(0.58%)
Deferred tax benefit/(expense)	0.15%	0.11%
Net investment loss	(0.58%)	(0.47%)

46 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 11 – Restatement (Continued)

Class C	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.95	$6.92
Income/(loss) from investment operations:
Net investment loss	(0.06)	(0.04)
Net realized and unrealized gains/(losses)	0.11	0.12
Total from investment operations	0.27	0.30

Total Return, at Net Asset Value	3.99%	4.46%

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets:
Deferred tax expense/(benefit)	2.27%	1.21%
Total expenses/(benefit)	4.16%	3.10%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(2.07%)	(1.43%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.99%)	(1.33%)
Deferred tax benefit/(expense)	0.15%	0.11%
Net investment loss	(1.84%)	(1.22%)

Class R	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.51	$7.56
Income/(loss) from investment operations:
Net realized and unrealized gains/(losses)	(0.08)	(0.13)
Total from investment operations	(0.08)	(0.13)

Total Return, at Net Asset Value	4.31%	(1.72%)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets:
Deferred tax expense/(benefit)	2.27%	1.21%
Total expenses/(benefit)	3.66%	2.60%

Ratio of Investment Income/(Loss) to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(0.94%)	(0.93%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.84%)	(0.83%)
Deferred tax benefit/(expense)	0.15%	0.11%
Net investment income/(loss)	(0.69%)	(0.72%)

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 47

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 11 – Restatement (Continued)

Class Y	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.65	$7.61
Income/(loss) from investment operations:
Net investment loss	(0.00)	(0.01)
Net realized and unrealized gains/(losses)	0.11	0.16
Total from investment operations	0.33	0.37

Total Return, at Net Asset Value	4.42%	4.98%

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets:
Deferred tax expense/(benefit)	2.27%	1.21%
Total expenses/(benefit)	3.16%	2.10%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(0.29%)	(0.41%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.19%)	(0.31%)
Deferred tax benefit/(expense)	0.15%	0.11%
Net investment loss	(0.04%)	(0.20%)

Class R5	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.51	$7.56
Income/(loss) from investment operations:
Net investment loss
Net realized and unrealized gains/(losses)	(0.08)	(0.13)
Total from investment operations	(0.08)	(0.13)

Total Return, at Net Asset Value	4.43%	(1.72%)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets:
Deferred tax expense/(benefit)	2.27%	1.21%
Total expenses/(benefit)	3.14%	2.08%

Ratio of Investment Loss to Average Net Assets:
Deferred tax benefit/(expense)	0.15%	0.11%
Net investment loss	(0.18%)	(0.22%)

48 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 11 – Restatement (Continued)

Class R6	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.68	$7.64
Income/(loss) from investment operations:
Net investment income/(loss)	0.01	—
Net realized and unrealized gains/(losses)	0.11	0.16
Total from investment operations	0.34	0.38

Total Return, at Net Asset Value	4.53%	5.09%

Ratios/Supplemental Data

Ratio of Expenses to Average Net Assets:
Deferred tax expense/(benefit)	2.27%	1.21%
Total expenses/(benefit)	3.09%	2.03%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	0.09%	(0.07%)
Deferred tax benefit/(expense)	0.15%	0.11%
Net investment income/(loss)	0.24%	0.04%

Invesco Oppenheimer SteelPath MLP Select 40 Fund
1G. Significant Accounting Policies - Federal Income Taxes
For the Six Months Ended May 31, 2019

The Fund’s income tax provision consists of the following as of May 31, 2019:

	Previously Reported	As Restated
Deferred tax expense (benefit)
Federal	$34,016,556	$34,016,557
Valuation allowance	—	(17,460,730)
Total deferred tax expense (benefit)	$37,256,229	$19,795,500

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 49

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 11 – Restatement (Continued)

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amounts		% Effects
	Previously Reported	As Restated	Previously Reported	As Restated

Return to provision adjustments	327,152	327,153
Change in valuation allowance	—	(17,460,730)	—	(10.51%)
Total income tax expense (benefit)	$37,256,229	$19,795,500	22.43%	11.92%

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2019 are as follows:

	Previously Reported	As Restated
Deferred tax assets:
Minimum tax credit carryforward - Federal	76,367	—
Total deferred tax asset	139,226,464	139,150,097

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$(158,886,493)	$(158,945,596)
Total deferred tax liability	(158,886,493)	(158,945,596)

Total net deferred tax asset/(liability)	$(19,660,029)	$(19,795,499)

Note 12 – Remediation Note

Subsequent to the period end, the Fund determined that the valuation allowance related to the deferred tax asset included in the calculation of the net asset values per share (“NAV”) upon which the shareholders transacted had not been properly accounted for during the period that could include days from December 1, 2014 through March 6, 2020 (“overstatement period”). Specifically, it was determined that the realizability of the deferred tax asset did not meet the “more likely than not” evaluation criterion provided by ASC 740, Income Taxes, resulting in the overstatement of the deferred tax asset and corresponding understatement of the valuation allowance. As a result, the Fund’s NAVs have been corrected during certain days of the overstatement period.

50 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 12 – Remediation Note (Continued)

Invesco is assessing the extent to which shareholders who transacted in the Fund during the overstatement period were negatively impacted by the overstatement of the Fund’s deferred tax asset, including the Fund’s overpayment of asset-based fees to affiliates. Invesco is preparing a remediation plan that contemplates payments by Invesco to shareholders whose accounts or transactions were negatively impacted by the overstatement of the NAVs during the overstatement period. The method of determining the actual remediation payments to be paid to individual shareholders is subject to various factors that are not yet certain and information that is not yet readily available, including retrieval of beneficial owner data for Fund shares held in omnibus accounts. The Fund’s Board has directed Invesco to proceed with the remediation plan with any remediation payments to be made directly to affected shareholders outside of the Fund, and that no remediation payments be made to the Fund unless or until the Board were to approve so in the future. The Fund is estimated to have over paid $990,000 in asset-based fees to affiliates as a result of the overstatement of the deferred tax asset during the overstatement period, such amount which will be included in the calculation of remediation payments. Accordingly, all shareholder remediation payments are intended to be made directly to affected shareholders and not to the Fund and therefore no provision for such remediation payments have been made in the Fund’s financial statements. No remediation payments will be made by the Fund.

Note 13 – Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments, including those held by the Fund.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the “CARES Act,” was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act and the impacts to the Fund should be immaterial.

A significant decline in oil and natural gas commodity prices occurred from December 31, 2019 through April 30, 2020. The decline in commodity prices after the period covered by this report resulted in overall adverse effects on the oil and natural gas industry and may materially impact the valuations of MLPs and energy assets that operate in that industry.

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 51

Initial Approval of Investment Advisory and Sub-Advisory Contracts

(INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND)

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer SteelPath MLP Select 40 Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco

52 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Initial Approval of Investment Advisory and Sub-Advisory Contracts (Continued)

Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 53

Initial Approval of Investment Advisory and Sub-Advisory Contracts (Continued)

on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Board noted that the Fund is taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

54 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Initial Approval of Investment Advisory and Sub-Advisory Contracts (Continued)

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 55

Initial Approval of Investment Advisory and Sub-Advisory Contracts (Continued)

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was be advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

56 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Portfolio Proxy Voting Policies and Guidelines; Updates to Statement of Investments Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

●	Fund reports and prospectuses
●	Quarterly statements
●	Daily confirmations
●	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 57

Distribution Sources Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Invesco Oppenheimer SteelPath MLP Select 40 Fund	1/4/19	0.0%	0.0%	100.0%
Invesco Oppenheimer SteelPath MLP Select 40 Fund	2/8/19	0.0%	0.0%	100.0%
Invesco Oppenheimer SteelPath MLP Select 40 Fund	3/8/19	0.0%	0.0%	100.0%
Invesco Oppenheimer SteelPath MLP Select 40 Fund	4/5/19	0.0%	0.0%	100.0%
Invesco Oppenheimer SteelPath MLP Select 40 Fund	5/10/19	0.0%	0.0%	100.0%

58 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Shareholder Proxy Unaudited

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer SteelPath MLP Select 40 Fund was held on May 17, 2019. The Meeting was held for the following purpose:

(1)	Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer SteelPath MLP Select 40 Fund into Invesco Oppenheimer SteelPath MLP Select 40 Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization.	188,203,355	2,948,595	22,436,231	0

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 59

Invesco Privacy Policy

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

[1]	NTD

60 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

INVESCO PRIVACY POLICY (Continued)

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 61

INVESCO PRIVACY POLICY (Continued)

help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

62 INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND

INVESCO PRIVACY POLICY (Continued)

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.
1555 Peachtree St. NE
Atlanta, GA 30309

By phone:
(404) 439-3236

By fax:
(404) 962-8288

By email:
Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

●	Request that we amend, rectify, delete or update the personal data we hold about you;

●	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

●	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

INVESCO OPPENHEIMER STEELPATH MLP SELECT 40 FUND 63

O-SPMS40-SAR-1 07262019

Invesco®

Semiannual Report **5/31/2019 - Restated**

Invesco Oppenheimer **SteelPath MLP Alpha Fund***

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer SteelPath MLP Alpha Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit oppenheimerfunds.com for more information or call Invesco’s Client Services team at 800-959-4246.

Top Holdings and Allocations	4
Share Class Performance	5
Fund Expenses	7
Statement of Investments	10
Statement of Assets and Liabilities	12
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	22
Initial Approval of Investment Advisory and Sub-Advisory Contracts	50
Portfolio Proxy Voting Policies and Guidelines; Updates to Statement of Investments	55
Distribution Sources	56
Shareholder Proxy	57
Invesco Privacy Policy	58

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/19 (as restated, note 11)

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	4.65%	(1.08)%	0.74%	3.29%
1-Year	(0.75)%	(6.16)%	3.78%	(1.12)%
5-Year	(5.88)%	(6.94)%	9.66%	(6.62)%
Since Inception (3/31/10)	2.52%	1.90%	12.10%	4.45%

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit oppenheimerfunds.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from the predecessor fund due to a change in expenses and sales charges. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes and sales charges. Fund literature is available at invesco.com.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 3

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP AND RELATED ENTITIES HOLDINGS

(as restated, note 11)

Energy Transfer LP	13.42%
Enterprise Products Partners LP	11.28%
Williams Cos., Inc.	9.88%
Tallgrass Energy LP	8.53%
MPLX LP	7.41%
Magellan Midstream Partners LP	6.93%
Targa Resources Corp.	6.68%
TC PipeLines LP	6.66%
Antero Midstream Partners LP	5.61%
EQM Midstream Partners LP	4.53%

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2019, and based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2019, and based on the total value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

4 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/19 (as restated, note 11)

	Inception Date	6-Month	1-Year	5-Year	Since Inception
CLASS A (MLPAX)	3/31/10	4.65%	(0.75)%	(5.88)%	2.52%
CLASS C (MLPGX)	8/25/11	4.30%	(1.56)%	(6.58)%	0.98%
CLASS R1(SPMGX)		4.52%	(1.00)%	(6.12)%	2.27%
CLASS Y (MLPOX)	3/31/10	4.96%	(0.45)%	(5.63)%	2.79%
CLASS R5[2](SPMHX)		4.65%	(0.75)%	(5.88)%	2.52%
CLASS R6[3](OSPAX)	6/28/13	4.78%	(0.45)%	(5.58)%	(2.38)%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/19 (as restated, note 11)

	Inception Date	6-Month	1-Year	5-Year	Since Inception
CLASS A (MLPAX)	3/31/10	(1.08)%	(6.16)%	(6.94)%	1.90%
CLASS C (MLPGX)	8/25/11	3.30%	(2.45)%	(6.58)%	0.98%
CLASS R1(SPMGX)		4.52%	(1.00)%	(6.12)%	2.27%
CLASS Y (MLPOX)	3/31/10	4.96%	(0.45)%	(5.63)%	2.79%
CLASS R5[2](SPMHX)		4.65%	(0.75)%	(5.88)%	2.52%
CLASS R6[3](OSPAX)	6/28/13	4.78%	(0.45)%	(5.58)%	(2.38)%

1.

Class R shares incepted on May 24, 2019. Performance prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) restated to reflect the higher 12-b-1 fees applicable to Class R shares. Class A share’s performance reflects any applicable fee waivers and/or expense reimbursements.

2.

Class R5 shares incepted on May 24, 2019. Performance prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12-b-1 fees applicable to Class A shares. Class A share’s performance reflects any applicable fee waivers and/or expense reimbursements.

3.	Class R6 shares’ returns shown for periods ending on or prior to May 24, 2019 are those of the Class I shares of the predecessor fund.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit oppenheimerfunds.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and R6 shares have no sales charge; therefore, performance is at NAV. As the result of a reorganization after

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 5

the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from the predecessor fund due to a change in expenses and sales charge.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a float-adjusted, capitalization-weighted index measuring master limited partnerships, whose constituents represent approximately 85% of total float-adjusted market capitalization. The index is unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Before investing in any of the Invesco funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.AIM.LINE (246-5463). Read prospectuses and summary prospectuses carefully before investing.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

6 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

Fund Expenses (as restated, note 11)

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 7

Actual	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During 6 Months Ended May 31, 2019[1,2]
CLASS A	$ 1,000.00	$ 1,046.50	$ 8.06
CLASS C	1,000.00	1,043.00	12.02
CLASS R	1,000.00	1,045.20	9.43
CLASS Y	1,000.00	1,049.60	6.80
CLASS R5	1,000.00	1,046.50	6.73
CLASS R6	1,000.00	1,047.80	6.43

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,017.10	7.95
CLASS C	1,000.00	1,013.20	11.85
CLASS R	1,000.00	1,015.80	9.30
CLASS Y	1,000.00	1,018.40	6.69
CLASS R5	1,000.00	1,018.40	6.64
CLASS R6	1,000.00	1,018.70	6.34

1.

Actual expenses paid for Class A, C, Y, and R6 are equal to the Fund’s annualized expense ratio for that class multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Actual expenses paid for Class R and R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 7/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to May 31, 2019.

2.

Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

8 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

Those annualized expense ratios, based on the 6-month period ended May 31, 2019 for Classes A, C, Y, and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to May 31, 2019 for Class R and R5 are as follows:

Class	Expense Ratios
CLASS A	1.58%
CLASS C	2.36
CLASS R	1.85
CLASS Y	1.33
CLASS R5	1.32
CLASS R6	1.26

The expense ratios for Class A, C, R, Y, R5, and R6 reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 9

Statement of Investments (as restated, note 11) May 31, 2019 / Unaudited

Description	Shares	Value
MLP Investments and Related Entities — 88.4%
Diversified — 11.3%
Enterprise Products Partners LP	6,922,624	$193,071,984

Gathering/Processing — 25.5%
Antero Midstream Partners LP	7,851,117	95,940,650
DCP Midstream LP	1,121,958	34,129,962
MPLX LP	4,146,263	126,792,723
Targa Resources Corp.	2,973,201	114,349,310
Western Midstream Partners LP	2,229,599	65,081,992
Total Gathering/Processing		436,294,637

Natural Gas Pipeline Transportation — 24.6%
Energy Transfer LP	16,716,334	229,682,420
EQM Midstream Partners LP	1,799,466	77,556,985
TC PipeLines LP1	3,144,005	113,907,301
Total Natural Gas Pipeline Transportation		421,146,706

Other Energy — 5.9%
Sunoco LP	295,501	8,853,210
USA Compression Partners LP	2,195,536	37,477,800
Westlake Chemical Partners LP1	2,444,940	55,157,846
Total Other Energy		101,488,856

Petroleum Pipeline Transportation — 21.1%
Buckeye Partners LP	25,000	1,019,000
Magellan Midstream Partners LP	1,928,993	118,633,070
Plains All American Pipeline LP	781,539	17,670,597
Plains GP Holdings LP, Class A	1,259,945	28,373,961
Shell Midstream Partners LP	2,297,514	48,316,719
Petroleum Pipeline Transporation — 21.1% (Continued)
Tallgrass Energy LP, Class A	6,136,311	$145,982,839
Total Petroleum Pipeline Transportation		359,996,186

Total MLP Investments And Related Entities
(identified cost $1,545,401,400)		1,511,998,369

Common Stocks — 9.9%
Diversified — 9.9%
Williams Cos., Inc.	6,404,858	168,960,154

Total Common Stocks
(identified cost $208,896,492)		168,960,154

Short-Term Investments — 1.9%
Money Market — 1.9%
Fidelity Treasury Portfolio, Institutional Class, 2.23%[2]	32,610,508	32,610,508

Total Short-Term Investments
(identified cost $32,610,508)		32,610,508

Total Investments — 100.2%
(identified cost $1,786,908,400)		1,713,569,031
Liabilities in Excess of Other Assets — (0.2)%		(2,581,920)
Net Assets — 100%		$1,710,987,111

10 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENT OF INVESTMENTS (as restated, note 11) Unaudited / (Continued)

Footnotes to Statement of Investments

GP — General Partnership

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended May 31, 2019, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2018	Gross Additions	Gross Reductions	Shares May 31, 2019
MLP Investments and Related Entities
TC Pipelines LPi	3,313,464	407,117	(576,576)	3,144,005
Westlake Chemical Partners LP	2,073,802	371,138	—	2,444,940

		Dividends and Distributions
	Value May 31, 2019	Return of Capital	Capital Gains	Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation
MLP Investments and Related Entities
TC Pipelines LPi	$113,907,301	$4,459,907	$—	$—	$3,758,015	$24,414,223
Westlake Chemical Partners LP	55,157,846	2,087,084	—	—	—	1,594,760
	$169,065,147	$6,546,991	$—	$—	$3,758,015	$26,008,983

i.	Is not an affiliate as of May 31, 2019. Was an affiliate during the period ended May 31, 2019.

2.	Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 11

Statement of Assets and Liabilities (as restated, note 11) May 31, 2019 / Unaudited

Assets:
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $1,744,016,645)	$1,658,411,185
Affiliated companies (cost $42,891,755)	55,157,846
1,713,569,031
AMT credit carry forward	4,067,066
State taxes paid	153,167
Receivable for beneficial interest sold	777,977
Prepaid expenses	219,509
Dividends receivable	71,307
Total assets	1,718,858,057

Liabilities:
Payable for beneficial interest redeemed	3,738,949
Payable to Manager	1,583,824
Payable for investments purchased	1,533,257
Payable for distribution and service plan fees	436,543
Transfer agent fees payable	261,744
Borrowing expense payable	31,195
Trustees’ fees payable	5,321
Other liabilities	280,113
Total liabilities	7,870,946

Net Assets	$1,710,987,111

Composition of Net Assets
Shares of beneficial interest	$2,540,999,631
Total accumulated loss	(830,012,520)
Net Assets	$1,710,987,111

12 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

Statement of ASSETS AND LIABILITIES (as restated, note 11) Unaudited / (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value and redemption proceeds per share	$6.59
Offering price per share (net asset value plus sales charge of 5.50% of offering price)	$6.97
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$6.14
Class R Shares:
Net asset value, offering price and redemption proceeds per share	$6.59
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$6.82
Class R5 Shares:
Net asset value, offering price and redemption proceeds per share	$6.59
Class R6 Shares:
Net asset value, offering price and redemption proceeds per share	$6.85

Net Assets:
Class A shares	$430,026,768
Class C shares	373,747,245
Class R shares	9,528
Class Y shares	768,739,977
Class R5 shares	9,528
Class R6 shares	138,454,065
Total Net Assets	$1,710,987,111

Shares Outstanding:
Class A shares	65,221,814
Class C shares	60,917,486
Class R shares	1,445
Class Y shares	112,799,815
Class R5 shares	1,445
Class R6 shares	20,199,434
Total Shares Outstanding	259,141,439

See accompanying Notes to Financial Statements.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 13

Statement of Operations (as restated, note 11) For the Six Months Ended May 31, 2019 / Unaudited

Investment Income
Distributions and dividends	$69,251,867
Less return of capital on distributions and dividends ($6,546,991 from affiliates)	(59,361,324)
Total investment income	9,890,543

Expenses
Management fees	10,452,198
Distribution and service plan fees
Class A	567,416
Class C	2,011,585
Transfer agent fees
Class A	438,710
Class C	387,272
Class Y	868,099
Class R6	20,402
Borrowing fees	263,197
Administrative fees	250,984
Custody fees	135,956
Tax expense	69,774
Registration fees	66,428
Legal, auditing, and other professional fees	65,360
Trustees’ fees	45,773
Other	41,359
Total expenses, before waivers and deferred taxes	15,684,513
Less expense waivers	(939,097)
Net expenses, before deferred taxes	14,745,416

Net investment loss, before deferred taxes	(4,854,873)
Deferred tax (expense)/benefit	—
Net investment loss, net of deferred taxes	(4,854,873)

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Gains/(Losses)
Investments from:
Unffiliated companies	38,383,835
Affiliated companies	3,758,015
Deferred tax (expense)/benefit	—
Net realized gains, net of deferred taxes	42,141,850
Net Change in Unrealized Appreciation/(Depreciation)
Investments
Unaffiliated companies	29,688,591
Affiliated companies	26,008,983
Deferred tax (expense)/benefit	—
Net change in unrealized appreciation/(depreciation), net of deferred taxes	55,697,574

Net realized and unrealized gains / (losses) on investments, net of deferred taxes	97,839,424
Change in net assets resulting from operations	$92,984,551

See accompanying Notes to Financial Statements.

14 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2019 (Unaudited) (as restated, note 11)	For the Year Ended November 30, 2018
Operations
Net investment loss, net of deferred taxes	$(4,854,873)	$(28,959,768)
Net realized gains/(losses), net of deferred taxes	42,141,850	(32,236,942)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	55,697,574	33,065,176
Change in net assets resulting from operations	92,984,551	(28,131,534)

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(18,076,566)	(45,814,695)
Class C shares	(17,054,589)	(43,523,566)
Class Y shares	(34,141,994)	(97,600,233)
Class R6 shares	(5,411,917)	(12,866,984)
Distributions to shareholders from return of capital:	(74,685,066)	(199,805,478)

Distributions to shareholders from income:
Class A shares	—	(2,748,078)
Class C shares	—	(2,610,651)
Class Y shares	—	(5,854,303)
Class R6 shares	—	(771,793)
Distributions to shareholders from income:	—	(11,984,825)
Change in net assets resulting from distributions to shareholders	(74,685,066)	(211,790,303)

Beneficial Interest Transactions
Class A shares	(32,274,426)	(80,414,822)
Class C shares	(33,883,701)	(78,700,070)
Class R shares	10,000	—
Class Y shares	(251,448,657)	(183,957,627)
Class R5 shares	10,000	—
Class R6 shares	(4,397,490)	17,578,817
Change in net assets resulting from beneficial interest transactions	(321,984,274)	(325,493,702)
Change in net assets	(303,684,789)	(565,415,539)

Net Assets
Beginning of period	2,014,671,900	2,580,087,439
End of period	$1,710,987,111	$2,014,671,900

See accompanying Notes to Financial Statements.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 15

Financial Highlights

Class A	Six Months Ended May 31, 2019 (Unaudited) (as restated, note 11)	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.56	$7.35	$8.64	$8.70	$12.81	$12.04
Income/(loss) from investment operations:
Net investment loss[1]	(0.02)	(0.09)	(0.13)	(0.10)	(0.09)	(0.12)
Return of capital[1]	0.17	0.39	0.35	0.35	0.40	0.42
Net realized and unrealized gains/(losses)	0.15	(0.43)	(0.85)	0.38	(3.73)	1.16
Total from investment operations	0.30	(0.13)	(0.63)	0.63	(3.42)	1.46
Distributions to shareholders:
Return of capital	(0.27)	(0.62)	—	(0.69)	(0.69)	(0.69)
Income	—	(0.04)	(0.66)	—	—	—
Total distributions to shareholders	(0.27)	(0.66)	(0.66)	(0.69)	(0.69)	(0.69)
Net asset value, end of period	$6.59	$6.56	$7.35	$8.64	$8.70	$12.81

Total Return, at Net Asset Value[2]	4.65%	(2.33%)	(8.02%)	8.25%	(27.68%)	12.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$430,027	$459,733	$593,811	$1,023,541	$1,143,231	$1,937,356
Ratio of Expenses to Average Net Assets[7]:
Before (waivers) and deferred/current tax expense/(benefit)	1.69%	1.68%	1.68%	1.75%	1.64%	1.65%
Expense (waivers)	(0.11%)	(0.11%)[3]	(0.12%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of (waivers) and before deferred/current tax expense/(benefit)[4]	1.58%	1.57%	1.56%	1.63%	1.53%	1.53%
Deferred/current tax expense/(benefit)[5]	—%	0.03%	—%	—%	(9.23%)	5.38%
Total expenses/(benefit)	1.58%	1.60%	1.56%	1.63%	(7.70%)	6.91%

Ratio of Investment Loss to Average Net Assets[7]:
Before (waivers) and deferred tax benefit/(expense)	(0.66%)	(1.29%)	(1.60%)	(1.37%)	(1.36%)	(1.57%)
Expense (waivers)	(0.11%)	(0.11%)[3]	(0.12%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.55%)	(1.18%)	(1.48%)	(1.25%)	(1.25%)	(1.45%)
Deferred tax benefit/(expense)[6]	—%	—%	—%	—%	0.46%	0.54%
Net investment loss	(0.55%)	(1.18%)	(1.48%)	(1.25%)	(0.79%)	(0.91%)

Portfolio turnover rate	20%	36%	37%	35%	36%	17%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
4.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.54% 1.54%, 1.55%, 1.60%, 1.51%, and 1.50% for the period ended May 31, 2019 and the years ended November 30, 2018, November 30, 2017, November 30, 2016, and November 30, 2015, and November 28, 2014, respectively.

5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
7.	Ratios are annualized and based on average daily net assets (000’s omitted) of $443,201.

See accompanying Notes to Financial Statements.

16 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 31, 2019 (Unaudited) (as restated, note 11)	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.14	$6.97	$8.29	$8.43	$12.53	$11.89
Income/(loss) from investment operations:
Net investment loss[1]	(0.04)	(0.14)	(0.18)	(0.16)	(0.17)	(0.22)
Return of capital[1]	0.17	0.39	0.35	0.35	0.40	0.42
Net realized and unrealized gains/(losses)	0.14	(0.42)	(0.83)	0.36	(3.64)	1.13
Total from investment operations	0.27	(0.17)	(0.66)	0.55	(3.41)	1.33
Distributions to shareholders:
Return of capital	(0.27)	(0.62)	—	(0.69)	(0.69)	(0.69)
Income	—	(0.04)	(0.66)	—	—	—
Total distributions to shareholders	(0.27)	(0.66)	(0.66)	(0.69)	(0.69)	(0.69)
Net asset value, end of period	$6.14	$6.14	$6.97	$8.29	$8.43	$12.53

Total Return, at Net Asset Value[2]	4.30%	(3.06%)	(8.75%)	7.53%	(28.23%)	11.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$373,747	$407,345	$539,908	$737,299	$730,900	$1,011,690
Ratio of Expenses to Average Net Assets[7]:
Before (waivers) and deferred/current tax expense/(benefit)	2.47%	2.46%	2.46%	2.55%	2.39%	2.40%
Expense (waivers)	(0.11%)	(0.11%)[3]	(0.12%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of (waivers) and before deferred/current tax expense/(benefit)[4]	2.36%	2.35%	2.34%	2.43%	2.28%	2.28%
Deferred/current tax expense/(benefit)[5]	—%	0.03%	—%	—%	(9.23%)	5.38%
Total expenses/(benefit)	2.36%	2.38%	2.34%	2.43%	(6.95%)	7.66%

Ratio of Investment Loss to Average Net Assets[7]:
Before (waivers) and deferred tax benefit/(expense)	(1.44%)	(2.07%)	(2.38%)	(2.17%)	(2.11%)	(2.34%)
Expense (waivers)	(0.11%)	(0.11%)[3]	(0.12%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.33%)	(1.96%)	(2.26%)	(2.05%)	(2.00%)	(2.22%)
Deferred tax benefit/(expense)[6]	—%	—%	—%	—%	0.46%	0.54%
Net investment loss	(1.33%)	(1.96%)	(2.26%)	(2.05%)	(1.54%)	(1.68%)

Portfolio turnover rate	20%	36%	37%	35%	36%	17%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
4.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense the net expense ratio would be 2.32%, 2.32%, 2.33%, 2.40%, 2.26%, and 2.25% for the period ended May 31, 2019 and the years ended November 30, 2018, November 30, 2017, November 30, 2016, and November 30, 2015, and November 28, 2014, respectively.

5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
7.	Ratios are annualized and based on average daily net assets (000’s omitted) of $391,078.

See accompanying Notes to Financial Statements.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 17

FINANCIAL HIGHLIGHTS (Continued)

Class R	For the Period Ended May 31, 2019 (Unaudited) (as restated, note 11)[1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.80
Income/(loss) from investment operations:
Net investment loss[2]	0.00 [3]
Return of capital[2]	—
Net realized and unrealized gains/(losses)	(0.21)
Total from investment operations	(0.21)
Distributions to shareholders:
Return of capital	—
Income	—
Total distributions to shareholders	—
Net asset value, end of period	$6.59

Total Return, at Net Asset Value[4]	(3.09%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Ratio of Expenses to Average Net Assets:[8]
Before (waivers) and deferred/current tax expense	1.96%
Expense (waivers)	(0.11%)
Net of (waivers) and before deferred/current tax expense[5]	1.85%
Deferred/current tax expense[6]	—%
Total expenses	1.85%

Ratio of Investment Income to Average Net Assets:[8]
Before (waivers) and deferred tax benefit	1.53%
Expense (waivers)	(0.11%)
Net of expense (waivers) and before deferred tax benefit	1.62%
Deferred tax benefit[7]	—%
Net investment income	1.62%

Portfolio turnover rate	20%

1.	Shares commenced operations after the close of business on May 24, 2019.
2.

Per share net investment income is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 1).

3.	Less than ($0.005).
4.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.81%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
8.	Ratios are annualized and based on average daily net assets of $158.

See accompanying Notes to Financial Statements.

18 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 31, 2019 (Unaudited) (as restated, note 11)	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.76	$7.53	$8.82	$8.85	$12.99	$12.18
Income/(loss) from investment operations:
Net investment loss[1]	(0.01)	(0.07)	(0.11)	(0.08)	(0.06)	(0.07)
Return of capital[1]	0.17	0.39	0.35	0.35	0.40	0.42
Net realized and unrealized gains/(losses)	0.17	(0.43)	(0.87)	0.39	(3.79)	1.15
Total from investment operations	0.33	(0.11)	(0.63)	0.66	(3.45)	1.50
Distributions to shareholders:
Return of capital	(0.27)	(0.62)	—	(0.69)	(0.69)	(0.69)
Income	—	(0.04)	(0.66)	—	—	—
Total distributions to shareholders	(0.27)	(0.66)	(0.66)	(0.69)	(0.69)	(0.69)
Net asset value, end of period	$6.82	$6.76	$7.53	$8.82	$8.85	$12.99

Total Return, at Net Asset Value[2]	4.96%	(2.00%)	(7.86%)	8.45%	(27.52%)	12.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$768,740	$1,005,677	$1,305,894	$1,477,335	$1,477,952	$2,193,129
Ratio of Expenses to Average Net Assets[7]:
Before (waivers) and deferred/current tax expense/(benefit)	1.44%	1.43%	1.43%	1.48%	1.39%	1.40%
Expense (waivers)	(0.11%)	(0.11%)[3]	(0.12%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of (waivers) and before deferred/current tax expense/(benefit)[4]	1.33%	1.32%	1.31%	1.36%	1.28%	1.28%
Deferred/current tax expense/(benefit)[5]	0.00%	0.03%	—%	—%	(9.23%)	5.38%
Total expenses/(benefit)	1.33%	1.35%	1.31%	1.36%	(7.95%)	6.66%

Ratio of Investment Loss to Average Net Assets[7]:
Before (waivers) and deferred tax benefit/(expense)	(0.33%)	(1.04%)	(1.35%)	(1.10%)	(1.11%)	(1.21%)
Expense (waivers)	(0.11%)	(0.11%)[3]	(0.12%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.22%)	(0.93%)	(1.23%)	(0.98%)	(1.00%)	(1.09%)
Deferred tax benefit/(expense)[6]	0.00%	—%	—%	—%	0.46%	0.54%
Net investment loss	(0.22%)	(0.93%)	(1.23%)	(0.98%)	(0.54%)	(0.55%)

Portfolio turnover rate	20%	36%	37%	35%	36%	17%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
4.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.29%, 1.29%, 1.30%, 1.33%, 1.26%, and 1.25% for the period ended May 31, 2019 and the years ended November 30, 2018, November 30, 2017, November 30, 2016, and November 30, 2015, and November 28, 2014, respectively.

5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
7.	Ratios are annualized and based on average daily net assets (000’s omitted) of $874,090.

See accompanying Notes to Financial Statements.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 19

FINANCIAL HIGHLIGHTS (Continued)

Class R5	For the Period Ended May 31, 2019 (Unaudited) (as restated, note 11)[1]
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.80
Income/(loss) from investment operations:
Net investment loss[2]	0.00 [3]
Return of capital[2]	—
Net realized and unrealized gains/(losses)	(0.21)
Total from investment operations	(0.21)
Distributions to shareholders:
Return of capital	—
Income
Total distributions to shareholders	—
Net asset value, end of period	$6.59

Total Return, at Net Asset Value[4]	(3.09%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$10
Ratio of Expenses to Average Net Assets:[8]
Before deferred/current tax expense[5]	1.32%
Deferred/current tax expense[6]	—%
Total expenses	1.32%

Ratio of Investment Income to Average Net Assets:[8]
Before deferred tax benefit	1.20%
Deferred tax benefit[7]	—%
Net investment income	1.20%

Portfolio turnover rate	20%

1.	Shares commenced operations after the close of business on May 24, 2019.
2.

Per share net investment income is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 1).

3.	Less than ($.005) per share
4.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.28%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
8.	Ratios are annualized and based on average daily net assets of $158.

See accompanying Notes to Financial Statements.

20 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R6	Six Months Ended May 31, 2019 (Unaudited) (as restated, note 11)	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.80	$7.58	$8.85	$8.86	$12.99	$12.17
Income/(loss) from investment operations:
Net investment loss[1]	(0.01)	(0.07)	(0.10)	(0.07)	(0.05)	(0.12)
Return of capital[1]	0.17	0.39	0.35	0.35	0.40	0.42
Net realized and unrealized gains/(losses)	0.16	(0.44)	(0.86)	0.40	(3.79)	1.21
Total from investment operations	0.32	(0.12)	(0.61)	0.68	(3.44)	1.51
Distributions to shareholders:
Return of capital	(0.27)	(0.62)	—	(0.69)	(0.69)	(0.69)
Income	—	(0.04)	(0.66)	—	—	—
Total distributions to shareholders	(0.27)	(0.66)	(0.66)	(0.69)	(0.69)	(0.69)
Net asset value, end of period	$6.85	$6.80	$7.58	$8.85	$8.86	$12.99

Total Return, at Net Asset Value[2]	4.78%	(2.11%)	(7.59%)	8.68%	(27.44%)	12.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$138,454	$141,917	$140,475	$94,845	$9,066	$3,732
Ratio of Expenses to Average Net Assets[6]:
Before deferred/current tax expense/(benefit)[3]	1.26%	1.25%	1.23%	1.25%	1.21%	1.20%
Deferred/current tax expense/(benefit)[4]	—%	0.03%	—%	—%	(9.23%)	5.38%
Total expenses/(benefit)	1.26%	1.28%	1.23%	1.25%	(8.02%)	6.58%

Ratio of Investment Income/(Loss) to Average Net Assets[6]:
Before deferred tax benefit/(expense)	(0.17%)	(0.86%)	(1.15%)	(0.87%)	(0.93%)	(1.47%)
Deferred tax benefit/(expense)[5]	—%	—%	—%	—%	0.46%	0.54%
Net investment loss	(0.17%)	(0.86%)	(1.15%)	(0.87%)	(0.47%)	(0.93%)

Portfolio turnover rate	20%	36%	37%	35%	36%	17%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.22%, 1.22%, 1.22%, 1.22%, 1.19%, and 1.18% for the period ended May 31, 2019 and the years ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015 and November 28, 2014, respectively.

4.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
5.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
6.	Ratios are annualized and based on average daily net assets (000’s omitted) of $137,106.

See accompanying Notes to Financial Statements.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 21

Notes to Financial Statements Unaudited

Note 1 – Significant Accounting Policies

Invesco Oppenheimer SteelPath MLP Alpha Fund (the “Fund”) is a separate series of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust, as amended (the “1940 Act”), as an open-end management investment company authorized to an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer SteelPath MLP Alpha Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I Shares prior to the Reorganization is included with information relating to Class R6 Shares throughout this report. Class R and Class R5 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices

22 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 23

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

24 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investments reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders – Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 25

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

E.

Master Limited Partnerships – The Fund primarily invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP. The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are

26 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G. Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. For the period ended May 31, 2019, the federal income tax rate is 21 percent. The Fund is currently using an estimated rate of 1.6 percent for state and local tax, net of federal tax expense.

The alternative minimum tax (“AMT”) requirements were repealed with the enactment of H.R. 1, Tax Cuts and Jobs Act (the “TCJA”), for tax years beginning after December 31, 2017. Any past alternative minimum taxes paid by the fund do qualify for substantial refundability under the TCJA with AMT credit carryforwards becoming partially refundable prior to, or fully refundable for tax years beginning in 2021.

The Fund’s income tax provision consists of the following as of May 31, 2019 (as restated, note 11):

Current tax expense/(benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense/(benefit)
Federal	$18,216,019
State	1,387,887
Valuation allowance	(19,603,906)
Total deferred tax expense	$—

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 27

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows (as restated, note 11):

	Amount	% Effect
Application of Federal statutory income tax rate	$19,526,756	21.00%
State income taxes net of federal benefit	1,487,752	1.60%
Effect of permanent differences	(1,410,602)	(1.52%)
Change in valuation allowance	(19,603,906)	(21.08%)
Total income tax expense (benefit)	$—	0.00%

For the period ended May 31, 2019 the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of 0% differed from the combined federal and state statutory tax rate of 22.60% due in large part to the change in valuation allowance primarily as a result of the change in unrealized appreciation (as restated, note 11).

The Fund intends to invest its assets primarily in MLP investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP investments, the Fund reports its allocable share of the MLP investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At May 31, 2019, the Fund determined a valuation allowance was required. The Fund’s assessment considered, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards were limited as a result of shareholder transactions or were likely to expire unused, and unrealized gains and losses on investments.

28 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

Consideration was also given to market cycles, the severity and duration of historical deferred tax assets, the impact of redemptions, and the level of MLP distributions. Additionally, various tax law changes resulting from the enactment of the TCJA were considered by the Fund in assessing the recoverability of its deferred tax assets. Specifically, the TCJA eliminated the net operating loss carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any net operating losses arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. Through the consideration of these factors, the Fund has determined that it is more likely than not that the Fund’s net deferred tax asset would not be realized. As a result, the Fund recorded a full valuation allowance with respect to its net deferred tax asset as of the period ended May 31, 2019 (as restated, note 11).

From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on or expirations of the Fund’s net operating losses and capital loss carryovers (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material (as restated, note 11).

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2019 are as follows (as restated, note 11):

Deferred tax assets:
Net operating loss carryforward (tax basis) – Federal	$61,636,342
Net operating loss carryforward (tax basis) – State	6,901,282
Excess business interest expense carryforward	157,640
Capital loss carryforward (tax basis)	103,784,364
Valuation allowance	(140,822,459)
Total deferred tax asset	31,657,169

Deferred tax liabilities:
Net unrealized losses on investment securities (tax basis)	$(31,657,169)
Total deferred tax liability	(31,657,169)

Total net deferred tax asset/(liability)	$—

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 29

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2019, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months. Generally, the Fund is subject to examinations by taxing authorities for up to three years after the filing of the return for the tax period. All relevant periods are still open for examination.

At May 31, 2019, the Fund had net operating loss carryforwards for federal income tax purposes, as follows:

Expiration date for expiring net operating loss carryforwards:
11/30/2035	$91,510,641
11/30/2036	201,995,745
Total expiring net operating loss carryforwards	$293,506,386

Total non-expiring net operating loss carryforwards	$—

Total net operating loss carryforwards	$293,506,386

During the period ended May 31, 2019, the Fund estimates that it will utilize $25,617,066 of net operating loss carryforward.

At May 31, 2019, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	$391,157,831
11/30/2023	68,065,020
Total	$459,222,851

30 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

During the period ended May 31, 2019, the Fund estimates that it will utilize $15,135,441 of capital loss carryforward.

At May 31, 2019, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$1,574,830,422
Gross Unrealized Appreciation	$304,405,738
Gross Unrealized Depreciation	(165,667,129)
Net Unrealized Appreciation (Depreciation) on Investments	$138,738,609

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $3 billion	1.10%
Next $2 billion	1.08%
Over $5 billion	1.05%

For the six months ended May 31, 2019, the effective advisory fees incurred by the Fund was 1.10%. From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $10,068,315 in advisory fees to OFI SteelPath, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%. 2.25%, 1.75%, 1.25%, 1.24% and 1.19%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expense after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues

32 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 2 – Advisory Fees and Other Fees Paid to Affiliates (Continued)

the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) and interest expense are excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. See Note 11 and 12.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended May 31, 2019, advisory fees of $939,097 were waived.

Prior to the Reorganization, the OFI SteelPath, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class A, Class C, and Class Y shares to 1.50%. 2.25%, and 1.25%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into an administration and fund accounting agreement with UMB Fund Services, Inc. (“UMB”) pursuant to which UMB shall provide administration and fund accounting services to the Fund. For the six months, ended May 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative fees. Prior to the Reorganization, the Acquired Fund paid administrative fees to UMB. Additionally, Invesco has entered into service agreements whereby UMB Bank, n.a., serves as custodian to the Fund. Prior to the Reorganization, UMB Bank, n.a. served as custodian to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. For the six months ended May 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer agent fees.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 2 – Advisory Fees and Other Fees Paid to Affiliates (Continued)

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund . The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of the Class A, 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the six months ended May 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended May 31, 2019, IDI advised the Fund that IDI retained $745 in front-end sales commissions from the sale of Class A shares and $16 and $20 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $70,610 in front-end sales commissions from the sale of Class A shares and $5,304 and $12,737 from Class A and Class C Shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are

34 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 3 – Additional Valuation Information (Continued)

unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of May 31, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 4 – Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period June 1, 2018 to May 24, 2019, the Fund engaged in transactions with affiliates as listed. Securities purchases of $28,021,340 and securities sales of $66,936,823, which resulted in net realized gains of $3,347,400.

For the period May 25, 2019 to May 31, 2019, the Fund did not engage in transactions with affiliates.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 5 – Trustees’ and Officer Fees and Benefits

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 6 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with UMB Bank n.a the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended ended May 31, 2019 was $359,579,254 and $732,597,044 respectively.

36 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 8 – Share Information

The Fund has authorized an unlimited number of shares of beneficial interest in each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	6,008,305	$40,719,673	15,721,577	$120,928,457
Dividends and/or distributions reinvested	2,565,119	17,573,536	6,347,367	47,326,181
Redeemed	(13,483,043)	(90,567,635)	(32,713,646)	(248,669,460)
Net decrease	(4,909,619)	$(32,274,426)	(10,644,702)	$(80,414,822)

Class C
Sold	4,828,687	$29,852,113	9,228,386	$67,244,971
Dividends and/or distributions reinvested	2,644,700	16,917,860	6,510,699	45,751,774
Redeemed	(12,892,749)	(80,653,674)	(26,814,768)	(191,696,815)
Net decrease	(5,419,362)	$(33,883,701)	(11,075,683)	$(78,700,070)

Class R*
Sold	1,445	$10,000
Dividends and/or distributions reinvested	—	—
Redeemed	—	—
Net increase	1,445	$10,000

Class Y
Sold	29,095,061	$200,319,327	59,498,339	$466,106,870
Dividends and/or distributions reinvested	4,744,504	33,530,490	13,281,069	101,888,501
Redeemed	(69,816,761)	(485,298,474)	(97,399,912)	(751,952,998)
Net decrease	(35,977,196)	$(251,448,657)	(24,620,504)	$(183,957,627)

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 37

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 8 – Share Information (Continued)

	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30, 2018
	Shares	Amount	Shares	Amount
Class R5*
Sold	1,445	$10,000
Dividends and/or distributions reinvested	—	—
Redeemed	—	—
Net increase	1,445	$10,000

Class R6
Sold	5,566,554	$38,596,499	10,860,175	$84,717,188
Dividends and/or distributions reinvested	755,841	5,385,210	1,763,764	13,568,964
Redeemed	(7,007,495)	(48,379,199)	(10,280,992)	(80,707,335)
Net increase/(decrease)	(685,100)	$(4,397,490)	2,342,947	$17,578,817

*	Class R and R5 shares commenced operations after the close of business on May 24, 2019.

Note 9 – Borrowing Agreement

The Fund, along with Invesco Oppenheimer SteelPath MLP Alpha Plus Fund, Invesco Oppenheimer SteelPath MLP Income Fund, and Invesco Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Adviser consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. If applicable, securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

38 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 9 – Borrowing Agreement (Continued)

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.75% per annum. An unused commitment fee at the rate of 0.30% per annum is charged for any undrawn portion of the credit facility, and each series of the Trust will pay its pro rata share of this fee. A facility fee of 0.10% was charged on the commitment amount, and each series of the Trust paid its pro rata share of this fee. The borrowing is due November 15, 2019, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the six months ended May 31, 2019, the Fund paid $263,197 in borrowing fees. The Fund did not utilize the facility during the six months ended May 31, 2019.

Note 10 – Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Note 11 – Restatement

Subsequent to the issuance of the May 31, 2019 financial statements, the Fund determined that the valuation allowance related to the deferred tax asset for the period ended May 31, 2019 and certain prior fiscal years had not been properly accounted for on the financial statements of the Fund.

A deferred tax asset is reduced by a valuation allowance if, based on the weight of evidence available, it is more likely than not that some portion or all of a deferred tax asset will not be realized. The determination of the need for a valuation allowance for deferred tax assets

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 39

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 11 – Restatement (Continued)

under U.S. GAAP involved judgment and required the subjective weighting of both positive and negative evidence relating to expectations about the recoverability of those assets. Management has reevaluated both positive and negative evidence through the issuance date of the restated financial statements regarding the use of certain sources of future taxable income on the recoverability of its deferred tax asset. Consequently, it was determined that the realizability of the deferred tax asset did not meet the “more likely than not” evaluation criterion provided by ASC 740, Income Taxes, resulting in the understatement of the valuation allowance and corresponding overstatement of the deferred tax asset and overstatement of the Fund’s net asset value. See Note 1G - Significant Accounting Policies – Federal Income Taxes for additional information related to the significant considerations in the evaluation of the Fund’s valuation allowance.

As a result, the Fund has restated its statement of assets and liabilities, including the statement of investments, as of May 31, 2019, and its statement of operations for the period then ended, its statements of changes in net assets for the period ended May 31, 2019, and its financial highlights for the period ended May 31, 2019.

The restatement adjustments had no effect on the reported fair values or cost of investments as reported in the statement of investments. In addition to the restated financial statements, the information contained in Notes 1G, 11,12 and 13 to the financial statements was added or restated as part of the restatement.

The following summarizes the impact of the restatement and excludes balances that were not restated:

Invesco Oppenheimer SteelPath MLP Alpha Fund
Statements of Assets and Liabilities
May 31, 2019

	Previously Reported	As Restated
Deferred tax asset, net	57,173,708	—
AMT credit carryforward	—	4,067,066
State taxes paid	—	153,167
Total assets	1,771,811,532	1,718,858,057

Net Assets	$1,763,940,586	$1,710,987,111

Total accumulated loss	(777,059,045)	(830,012,520)
Net Assets	$1,763,940,586	$1,710,987,111

40 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 11 – Restatement (Continued)

	Previously Reported	As Restated
Net Asset Value, Offering Price and Redemption Proceeds per Share
Class A Shares:
Net Asset Value and Redemption Proceeds per Share	$6.80	$6.59
Offering Price	$7.20	$6.97
Net Assets	443,327,600	430,026,768
Class C Shares:
Net Asset Value and Redemption Proceeds per Share	$6.33	$6.14
Net Assets	385,314,542	373,747,245
Class R Shares:
Net Asset Value and Redemption Proceeds per Share	$6.80	$6.59
Net Assets	9,822	9,528
Class Y Shares:
Net Asset Value and Redemption Proceeds per Share	$7.03	$6.82
Net Assets	792,551,621	768,739,977
Class R5 Shares:
Net Asset Value and Redemption Proceeds per Share	$6.80	$6.59
Net Assets	9,822	9,528
Class R6 Shares:
Net Asset Value and Redemption Proceeds per Share	$7.07	$6.85
Net Assets	142,727,179	138,454,065
Total Net Assets	$1,763,940,586	$1,710,987,111

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 41

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 11 – Restatement (Continued)

Invesco Oppenheimer SteelPath MLP Alpha Fund
Statements of Operations
Six months ended May 31, 2019

	Previously Reported	As Restated
Net investment loss, before deferred taxes
Deferred tax (expense)/benefit	1,983,200	—
Net Investment loss, net of deferred taxes	(2,871,673)	(4,854,873)

Net Realized and Unrealized Gains/(Losses) on Investments:
Deferred tax (expense)/benefit	(4,970,338)	—
Net realized gains, net of deferred taxes	37,171,512	42,141,850

Net Change in Unrealized Appreciation/(Depreciation)
Deferred tax (expense)/benefit	(6,569,141)	—
Net change in unrealized appreciation/(depreciation), net of deferred taxes	49,128,433	55,697,574

Net realized and unrealized gains/ (losses) on investments, net of deferred taxes	89,299,945	97,839,424
Change in net assets resulting from operations	$83,428,272	$92,984,551

42 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 11 – Restatement (Continued)

Invesco Oppenheimer SteelPath MLP Alpha Fund
Statements of Changes in Net Assets
Six months ended May 31, 2019

	Previously Reported	As Restated
Operations
Net investment loss, net of deferred taxes	$(2,871,673)	$(4,854,873)
Net realized gains/(losses), net of deferred taxes	37,171,512	42,141,850
Net change in unrealized appreciation/(depreciation), net of deferred taxes	49,128,433	55,697,574
Change in net assets resulting from operations	83,428,272	92,984,551

Change in net assets	(313,241,068)	(303,684,789)

Net Assets
Beginning of period	2,077,181,654	2,014,671,900
End of period	$1,763,940,586	$1,710,987,111

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 43

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 11 – Restatement (Continued)

Invesco Oppenheimer SteelPath MLP Alpha Fund
Financial Highlights
For the Six Months Ended May 31, 2019

Class A	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.76	$6.56
Income/(loss) from investment operations:
Net investment loss	(0.01)	(0.02)
Total from investment operations	0.31	0.30
Net asset value, end of period	$6.80	$6.59

Total Return, at Net Asset Value	4.66%	4.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$443,328	$430,027
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred/current tax expense/(benefit)	1.65%	1.69%
Net of (waivers) and before deferred/current tax expense/(benefit)	1.54%	1.58%
Deferred/current tax expense/(benefit)	1.01%	—%
Total expenses/(benefit)	2.55%	1.58%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(0.65%)	(0.66%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.54%)	(0.55%)
Deferred tax benefit/(expense)	0.21%	—%
Net investment loss	(0.33%)	(0.55%)

Class C	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.33	$6.14
Income/(loss) from investment operations:
Net investment loss	(0.05)	(0.04)
Net realized and unrealized gains/(losses)	0.15	0.14
Net asset value, end of period	$6.33	$6.14

Total Return, at Net Asset Value	4.17%	4.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$385,315	$373,747
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred/current tax expense/(benefit)	2.40%	2.47%
Net of (waivers) and before deferred/current tax expense/(benefit)	2.29%	2.36%
Deferred/current tax expense/(benefit)	1.01%	—%
Total expenses/(benefit)	3.30%	2.36%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(1.84%)	(1.44%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.73%)	(1.33%)
Deferred tax benefit/(expense)	0.21%	—%
Net investment loss	(1.52%)	(1.33%)

44 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 11 – Restatement (Continued)

Class R	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.92	$6.80
Income/(loss) from investment operations:
Net realized and unrealized gains/(losses)	(0.12)	(0.21)
Total from investment operations	(0.12)	(0.21)
Net asset value, end of period	$6.80	$6.59

Total Return, at Net Asset Value	4.53%	(3.09%)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred/current tax benefit	1.90%	1.96%
Net of (waivers) and before deferred/current tax expense/(benefit)	1.79%	1.85%
Deferred/current tax expense/(benefit)	1.01%	—%
Total expenses/(benefit)	2.80%	1.85%

Ratio of Investment Income/(Loss) to Average Net Assets:
Before (waivers) and deferred/current tax benefit	1.47%	1.53%
Net of (waivers) and before deferred/current tax benefit/(expense)	1.58%	1.62%
Deferred tax benefit/(expense)	0.21%	—%
Net investment income	1.79%	1.62%

Class Y	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.97	$6.76
Income/(loss) from investment operations:
Net investment income/(loss)	0.01	(0.01)
Net realized and unrealized gains/(losses)	0.15	0.17
Net asset value, end of period	$7.03	$6.82

Total Return, at Net Asset Value	4.81%	4.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$792,552	$768,740
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred/current tax expense/(benefit)	1.40%	1.44%
Net of (waivers) and before deferred/current tax expense/(benefit)	1.29%	1.33%
Deferred/current tax expense/(benefit)	1.01%	—%
Total expenses/(benefit)	2.30%	1.33%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(0.15%)	(0.33%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.04%)	(0.22%)
Deferred tax benefit/(expense)	0.21%	—%
Net investment income/(loss)	0.17%	(0.22%)

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 45

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 11 – Restatement (Continued)

Class R5	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.92	$6.80
Income/(loss) from investment operations:
Net realized and unrealized gains/(losses)	(0.12)	(0.21)
Total from investment operations	(0.12)	(0.21)
Net asset value, end of period	$6.80	$6.59

Total Return, at Net Asset Value	4.66%	(3.09%)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets:
Before deferred/current tax expense/(benefit)	1.28%	1.32%
Deferred/current tax expense/(benefit)	1.01%	—%
Total expenses/(benefit)	2.29%	1.32%

Ratio of Investment Loss to Average Net Assets:
Before deferred tax benefit/(expense)	1.17%	1.20%
Deferred tax benefit/(expense)	0.21%	—%
Net investment income	1.38%	1.20%

Class R6	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.01	$6.80
Income/(loss) from investment operations:
Net investment income/(loss)	0.01	(0.01)
Net realized and unrealized gains/(losses)	0.15	0.16
Total from investment operations	0.33	0.32
Net asset value, end of period	$7.07	$6.85

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$142,727	$138,454
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred/current tax expense/(benefit)	1.23%	1.26%
Deferred/current tax expense/(benefit)	1.01%	—%
Total expenses/(benefit)	2.24%	1.26%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	0.06%	(0.17%)
Deferred tax benefit/(expense)	0.21%	—%
Net investment income/(loss)	0.27%	(0.17%)

46 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 11 – Restatement (Continued)

Invesco Oppenheimer SteelPath MLP Alpha Fund
1G. Significant Accounting Policies – Federal Income Taxes
For the Six Months Ended May 31, 2019

The Fund’s income tax provision consists of the following as of May 31, 2019:

	Previously Reported	As Restated
Deferred tax expense (benefit)
Federal	$8,879,727	$18,216,019
State	676,552	1,387,887
Valuation allowance	—	(19,603,906)
Total deferred tax expense (benefit)	$9,556,279	$—

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amounts		% Effects
	Previously Reported	As Restated	Previously Reported	As Restated
Effect of permanent differences	(1,410,601)	(1,410,602)
Change in valuation allowance	(10,047,628)	(19,603,906)	(10.81%)	(21.08%)
Total income tax expense (benefit)	$9,556,279	$—	10.27%	0.00%

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2019 are as follows:

	Previously Reported	As Restated
Deferred tax assets:
Minimum tax credit carryforward – Federal	4,067,066	—
Valuation allowance	(88,638,876)	(140,822,459)
Total deferred tax asset	$87,907,818	$31,657,169

Deferred tax liabilities:
Net unrealized losses on investment securities (tax basis)	(30,734,110)	(31,657,169)
Total deferred tax liability	$(30,734,110)	$(31,657,169)

Total net deferred tax asset/(liability)	$57,173,708	$—

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 47

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 12 – Remediation Note

Subsequent to the period end, the Fund determined that the valuation allowance related to the deferred tax asset included in the calculation of the net asset values per share (“NAV”) upon which the shareholders transacted had not been properly accounted for during the period that could include days from December 1, 2014 through March 6, 2020 (“overstatement period”). Specifically, it was determined that the realizability of the deferred tax asset did not meet the “more likely than not” evaluation criterion provided by ASC 740, Income Taxes, resulting in the overstatement of the deferred tax asset and corresponding understatement of the valuation allowance. As a result, the Fund’s NAVs have been corrected during certain days of the overstatement period.

Invesco is assessing the extent to which shareholders who transacted in the Fund during the overstatement period were negatively impacted by the overstatement of the Fund’s deferred tax asset, including the Fund’s overpayment of asset-based fees to affiliates. Invesco is preparing a remediation plan that contemplates payments by Invesco to shareholders whose accounts or transactions were negatively impacted by the overstatement of the NAVs during the overstatement period. The method of determining the actual remediation payments to be paid to individual shareholders is subject to various factors that are not yet certain and information that is not yet readily available, including retrieval of beneficial owner data for Fund shares held in omnibus accounts. The Fund’s Board has directed Invesco to proceed with the remediation plan with any remediation payments to be made directly to affected shareholders outside of the Fund, and that no remediation payments be made to the Fund unless or until the Board were to approve so in the future. The Fund is estimated to have over paid $7,686,000 in asset-based fees to affiliates as a result of the overstatement of the deferred tax asset during the overstatement period, such amount which will be included in the calculation of remediation payments. Accordingly, all shareholder remediation payments are intended to be made directly to affected shareholders and not to the Fund and therefore no provision for such remediation payments have been made in the Fund’s financial statements. No remediation payments will be made by the Fund.

Note 13 – Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments, including those held by the Fund.

48 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 13 – Subsequent Event (Continued)

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the “CARES Act,” was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act and the impacts to the Fund should be immaterial.

A significant decline in oil and natural gas commodity prices occurred from December 31, 2019 through April 30, 2020. The decline in commodity prices after the period covered by this report in overall adverse effects on the oil and natural gas industry and may materially impact the valuations of MLPs and energy assets that operate in that industry.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 49

Initial Approval of Investment Advisory and Sub-Advisory Contracts

(INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND)

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer SteelPath MLP Alpha Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco

50 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

INITIAL APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS (Continued)

Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 51

INITIAL APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS (Continued)

on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Board noted that the Fund is taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

52 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

INITIAL APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS (Continued)

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 53

INITIAL APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS (Continued)

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was be advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

54 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

Portfolio Proxy Voting Policies and Guidelines; Updates to Statement of Investments Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

●	Fund reports and prospectuses
●	Quarterly statements
●	Daily confirmations
●	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 55

Distribution Sources Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Invesco Oppenheimer SteelPath MLP Alpha Fund	1/4/19	0.0%	0.0%	100.0%
Invesco Oppenheimer SteelPath MLP Alpha Fund	2/8/19	0.0%	0.0%	100.0%
Invesco Oppenheimer SteelPath MLP Alpha Fund	3/8/19	0.0%	0.0%	100.0%
Invesco Oppenheimer SteelPath MLP Alpha Fund	4/5/19	0.0%	0.0%	100.0%
Invesco Oppenheimer SteelPath MLP Alpha Fund	5/10/19	0.0%	0.0%	100.0%

56 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

Shareholder Proxy Unaudited

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer SteelPath MLP Alpha Fund was held on May 17, 2019. The Meeting was held for the following purpose:

(1)	Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer SteelPath MLP Alpha Fund into Invesco Oppenheimer SteelPath MLP Alpha Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization.	120,354,387	3,239,537	27,214,775	0

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 57

Invesco Privacy Policy

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

[1]	NTD

58 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

INVESCO PRIVACY POLICY (Continued)

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 59

INVESCO PRIVACY POLICY (Continued)

help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

60 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

INVESCO PRIVACY POLICY (Continued)

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.
1555 Peachtree St. NE
Atlanta, GA 30309

By phone:
(404) 439-3236

By fax:
(404) 962-8288

By email:
Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

●	Request that we amend, rectify, delete or update the personal data we hold about you;

●	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

●	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 61

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62 INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND

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INVESCO OPPENHEIMER STEELPATH MLP ALPHA FUND 63

O-SPMA-SAR-1 07262019

Semiannual Report **5/31/2019 - Restated**

Invesco Oppenheimer **SteelPath MLP Income Fund***

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer SteelPath MLP Income Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit oppenheimerfunds.com for more information or call Invesco’s Client Services team at 800-959-4246.

Top Holdings and Allocations	4
Share Class Performance	5
Fund Expenses	7
Statement of Investments	10
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	25
Initial Approval of Investment Advisory and Sub-Advisory Contracts	55
Portfolio Proxy Voting Policies and Guidelines; Updates to Statement of Investments	60
Distribution Sources	61
Shareholder Proxy	62
Invesco Privacy Policy	63

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/19 (as restated, note 11)

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	9.38%	3.35%	0.74%	3.29%
1-Year	4.46%	(1.36)%	3.78%	(1.12)%
5-Year	(4.44)%	(5.51)%	9.66%	(6.62)%
Since Inception (3/31/10)	2.08%	1.45%	12.10%	4.45%

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit oppenheimerfunds.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from the predecessor fund due to a change in expenses and sales charges. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes and sales charges. Fund literature is available at invesco.com.

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 3

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP AND RELATED ENTITIES HOLDINGS

(as restated, note 11)

Energy Transfer LP	10.47%
Sunoco LP	9.55%
Buckeye Partners LP	7.52%
Tallgrass Energy LP	7.14%
USA Compression Partners LP	7.12%
Genesis Energy LP	6.96%
NuStar Energy LP	6.76%
NGL Energy Partners LP	6.36%
TC PipeLines LP	5.96%
EQM Midstream Partners LP	3.61%

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2019, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2019, and are based on the total value of investments.

4 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/19 (as restated, note 11)

	Inception Date	6-Month	1-Year	5-Year	Since Inception
CLASS A (MLPDX)	3/31/10	9.38%	4.46%	(4.44)%	2.08%
CLASS C (MLPRX)	6/10/11	9.07%	3.80%	(5.13)%	(0.17)%
CLASS R1 (SPNNX)		9.25%	4.20%	(4.68)%	1.83%
CLASS Y (MLPZX)	3/31/10	9.46%	4.68%	(4.21)%	2.32%
CLASS R5[2] (SPMQX)		9.38%	4.46%	(4.44)%	2.08%
CLASS R6[3] (OSPMX)	6/28/13	9.60%	4.83%	(4.13)%	(2.12)%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/19 (as restated, note 11)

	Inception Date	6-Month	1-Year	5-Year	Since Inception
CLASS A (MLPDX)	3/31/10	3.35%	(1.36)%	(5.51)%	1.45%
CLASS C (MLPRX)	6/10/11	8.07%	2.89%	(5.13)%	(0.17)%
CLASS R1 (SPNNX)		9.25%	4.20%	(4.68)%	1.83%
CLASS Y (MLPZX)	3/31/10	9.46%	4.68%	(4.21)%	2.32%
CLASS R5[2] (SPMQX)		9.38%	4.46%	(4.44)%	2.08%
CLASS R6[3] (OSPMX)	6/28/13	9.60%	4.83%	(4.13)%	(2.12)%

1.

Class R shares incepted on May 24, 2019. Performance prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) restated to reflect the higher 12-b-1 fees applicable to Class R shares. Class A share’s performance reflects any applicable fee waivers and/or expense reimbursements.

2.

Class R5 shares incepted on May 24, 2019. Performance prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12-b-1 fees applicable to Class A shares. Class A share’s performance reflects any applicable fee waivers and/or expense reimbursements.

3.	Class R6 shares’ returns shown for periods ending on or prior to May 24, 2019 are those of the Class I shares of the predecessor fund.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit oppenheimerfunds.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and R6 shares have no sales charge; therefore, performance is at NAV. As the result of a reorganization after

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 5

the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from the predecessor fund due to a change in expenses and sales charge.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a float-adjusted, capitalization-weighted index measuring master limited partnerships, whose constituents represent approximately 85% of total float-adjusted market capitalization. The index is unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Before investing in any of the Invesco funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.AIM.LINE (246-5463). Read prospectuses and summary prospectuses carefully before investing.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

6 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Fund Expenses (as restated, note 11)

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 7

Actual	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During 6 Months Ended May 31, 2019[1,2]
CLASS A	$ 1,000.00	$ 1,093.80	$ 7.57
CLASS C	1,000.00	1,090.70	11.62
CLASS R	1,000.00	1,092.50	8.92
CLASS Y	1,000.00	1,094.60	6.21
CLASS R5	1,000.00	1,093.80	6.06
CLASS R6	1,000.00	1,096.00	5.75

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,017.80	7.29
CLASS C	1,000.00	1,013.80	11.20
CLASS R	1,000.00	1,016.50	8.60
CLASS Y	1,000.00	1,019.10	5.99
CLASS R5	1,000.00	1,019.20	5.84
CLASS R6	1,000.00	1,019.50	5.54

1.

Actual expenses paid for Class A, C, Y, and R6 are equal to the Fund’s annualized expense ratio for that class multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Actual expenses paid for Class R and R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 7/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to May 31, 2019.

2.

Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

8 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Those annualized expense ratios, based on the 6-month period ended May 31, 2019 for Classes A, C, Y, and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to May 31, 2019 for Class R and R5 are as follows:

Class	Expense Ratios
CLASS A	1.45%
CLASS C	2.23
CLASS R	1.72
CLASS Y	1.19
CLASS R5	1.16
CLASS R6	1.10

The expense ratios for Class A, C, R, Y, R5, and R6 reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 9

Statement of Investments (as restated, note 11) May 31, 2019 / Unaudited

Description	Shares	Value
MLP Investments and Related Entities — 97.6%
Gathering/Processing — 7.9%
American Midstream Partners LP1	6,227,012	$32,380,462
DCP Midstream LP	773,752	23,537,536
EnLink Midstream LLC	7,548,883	78,357,406
Sanchez Midstream Partners LP1	1,758,705	3,833,977
Summit Midstream Partners LP1	11,150,202	80,950,466
Targa Resources Corp.	745,910	28,687,699
Total Gathering/Processing		247,747,546

Natural Gas Pipeline Transportation — 20.0%
Energy Transfer LP	23,786,214	326,822,586
EQM Midstream Partners LP	2,612,831	112,613,016
TC PipeLines LP1	5,133,142	185,973,734
Total Natural Gas Pipeline Transportation		625,409,336

Other Energy — 30.5%
AmeriGas Partners LP	838,758	28,459,059
CrossAmerica Partners LP1	5,059,477	81,255,201
GasLog Partners LP2	1,190,291	25,150,849
Global Partners LP1	3,881,379	77,161,814
Golar LNG Partners LP1,2	4,669,416	52,437,542
Hoegh LNG Partners LP2	484,142	8,288,511
KNOT Offshore Partners LP1,2	1,788,152	33,688,784
Sprague Resources LP1	1,638,339	28,294,114
Suburban Propane Partners LP1	4,184,901	95,834,233
Sunoco LP1	9,948,051	298,043,608
Teekay Offshore Partners LP2	440,043	506,049
USA Compression Partners LP1	13,010,459	222,088,535
Total Other Energy		951,208,299

Petroleum Pipeline Transportation — 37.3%
Buckeye Partners LP	5,759,071	$234,739,734
Delek Logistics Partners LP	453,843	13,901,211
Genesis Energy LP1	9,956,274	217,245,899
Holly Energy Partners LP	1,121,964	29,833,023
NGL Energy Partners LP1	13,364,586	198,330,456
NuStar Energy LP1	7,825,269	210,969,252
PBF Logistics LP	1,770,231	35,581,643
Tallgrass Energy LP, Class A1	9,361,662	222,713,939
Total Petroleum Pipeline Transportation		1,163,315,157

Terminalling & Storage — 1.9%
Blueknight Energy Partners LP1	2,140,334	2,311,561
Martin Midstream Partners LP1	8,047,133	54,157,205
Total Terminalling & Storage		56,468,766

Total MLP Investments And Related Entities
(identified cost $3,091,342,262)		3,044,149,104

Preferred MLP Investments and Related Entities — 2.3%
Gathering/Processing — 0.9%
Crestwood Equity Partners LP, 9.25%[3]	2,867,201	26,951,689

Other Energy — 0.4%
CSI Compressco LP - Series A, 11%[1,4,5,6] (Cost $1,592,498)	212,421	3,303,140
Teekay Offshore Partners LP, 7.25%[2,3]	592,198	9,700,204
Total Other Energy		13,003,344

10 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Statement of Investments (as restated, note 11) Unaudited / (Continued)

Description	Shares	Value
Petroleum Pipeline Transportation — 1.0%
Blueknight Energy Partners LP, 11%[1,3,6]	799,993	$3,903,966
GPM Petroleum LP, 10%[1,4] (Cost $20,234,023)	1,500,000	28,920,000
Total Petroleum Pipeline Transportation		32,823,966

Total Preferred MLP Investments And Related Entities
(identified cost $57,757,027)		72,778,999

Description	Shares	Value
Short-Term Investments — 0.3%
Money Market — 0.3%
Fidelity Treasury Portfolio, Institutional Class, 2.23%[7]	8,223,478	$8,223,478
Total Short-Term Investments
(identified cost $8,223,478)		8,223,478

Total Investments — 100.2%
(identified cost $3,157,322,767)		3,125,151,581
Liabilities in Excess of Other Assets — (0.2)%		(5,056,440)
Net Assets — 100%		$3,120,095,141

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 11

Statement of Investments (as restated, note 11) Unaudited / (Continued)

Footnotes to Statement of Investments

LLC — Limited Liability Company

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended May 31, 2019, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2018	Gross Additions	Gross Reductions	Shares May 31, 2019
MLP Investments and Related Entities
American Midstream Partners LP	6,227,012	—	—	6,227,012
Blueknight Energy Partners LP	2,140,334	—	—	2,140,334
CrossAmerica Partners LP	4,811,251	248,226	—	5,059,477
CSI Compressco LP [i]	4,440,244	173,898	(4,614,142)	—
Genesis Energy LP	8,765,274	1,191,000	—	9,956,274
Global Partners LP	3,631,379	250,000	—	3,881,379
Golar LNG Partners LP	4,569,416	100,000	—	4,669,416
KNOT Offshore Partners LP	1,788,152	—	—	1,788,152
Martin Midstream Partners LP	7,647,133	400,000	—	8,047,133
NGL Energy Partners LP	12,364,586	1,000,000	—	13,364,586
NuStar Energy LP	7,825,269	—	—	7,825,269
Sanchez Midstream Partners LP	1,758,705	—	—	1,758,705
Sprague Resources LP	1,635,016	3,323	—	1,638,339
Suburban Propane Partners LP	3,884,901	300,000	—	4,184,901
Summit Midstream Partners LP	10,750,202	400,000	—	11,150,202
Sunoco LP	9,339,784	608,267	—	9,948,051
Tallgrass Energy LP	8,809,126	750,000	(197,464)	9,361,662
TC Pipelines LP	4,716,646	600,000	(183,504)	5,133,142
USA Compression Partners LP	12,023,961	986,498	—	13,010,459
Preferred MLP Investments and Related Entities
Blueknight Energy Partners LP - Preferred	799,993	—	—	799,993
CSI Compressco LP - Preferred [i]	579,201	27,413	(394,194)	212,421
GPM Petroleum LP - Preferred ii	1,500,000	—	—	1,500,000

12 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Statement of Investments (as restated, note 11) Unaudited / (Continued)

		Divideds and Distributions
	Value May 31, 2019	Return of Capital	Capital Gains	Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation
MLP Investments and Related Entities
American Midstream Partners LP	$32,380,462	$—	$—	$—	$—	$2,802,155
Blueknight Energy Partners LP	2,311,561	139,201	117,639	—	—	(1,209,209)
CrossAmerica Partners LP	81,255,201	5,181,201	—	—	—	6,735,392
CSI Compressco LP [i]	—	41,364	4,777	—	(24,423,155)	19,924,166
Genesis Energy LP	217,245,899	9,986,651	370,700	—	—	8,391,151
Global Partners LP	77,161,814	3,527,576	233,640	—	—	13,108,182
Golar LNG Partners LP	52,437,542	3,734,336	—	—	—	2,004,847
KNOT Offshore Partners LP	33,688,784	1,071,711	—	787,967	—	(862,259)
Martin Midstream Partners LP	54,157,205	5,676,642	108,708	—	—	(24,309,660)
NGL Energy Partners LP	198,330,456	10,112,377	—	—	—	81,567,634
NuStar Energy LP	210,969,252	9,244,687	145,636	—	—	31,077,187
Sanchez Midstream Partners LP	3,833,977	—	527,612	—	—	(1,354,203)
Sprague Resources LP	28,294,114	2,187,183	—	—	—	1,298,239
Suburban Propane Partners LP	95,834,233	4,901,881	—	—	—	3,573,342
Summit Midstream Partners LP	80,950,466	9,362,898	24,151	—	—	(45,909,419)
Sunoco LP	298,043,608	16,417,408	—	—	—	37,332,133
Tallgrass Energy LP	222,713,939	9,751,745	—	—	(10,290)	31,412,684
TC Pipelines LP	185,973,734	6,673,085	—	—	796,480	38,886,122
USA Compression Partners LP	222,088,535	11,829,211	1,501,229	—	—	44,736,644

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 13

Statement of Investments (as restated, note 11) Unaudited / (Continued)

		Divideds and Distributions
	Value May 31, 2019	Return of Capital	Capital Gains	Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation
Preferred MLP Investments and Related Entities
Blueknight Energy Partners LP - Preferred	$3,903,966	$285,998	$—	$—	$—	$(737,993)
CSI Compressco LP - Preferred [i]	3,303,140	313,331	—	—	1,238,749	(1,176,831)
GPM Petroleum LP - Preferred ii	28,920,000	1,485,752	—	—	—	450,752
	2,133,797,888	111,924,238	3,034,092	787,967	(22,398,216)	247,741,056

i.	Is not an affiliate as of May 31, 2019. Was an affiliate during the period ended May 31, 2019.

ii.	An affiliate due to the Manager sitting on the board.

2.	Foreign security denominated in U.S. dollars.

3.	Perpetual security. Maturity date is not applicable.

4.	The value of this security was determined using significant unobservable inputs. See Note 3 of accompanying Notes.

5.	Interest of dividend paid in kind, when applicable.

6.	Restricted security. The aggregate value of restricted securities at period end was $32,223,140, which represents 1.03% of the Fund’s net assets.

7.	Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

14 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Statement of Assets and Liabilities (as restated, note 11) May 31, 2019 / Unaudited

Assets:
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $993,176,944)	$994,656,833
Affiliated companies (cost $2,164,145,823)	2,130,494,748
3,125,151,581
Receivable for beneficial interest sold	2,432,366
Prepaid expenses	409,797
Dividends receivable	21,495
Total assets	3,128,015,239

Liabilities:
Payable for beneficial interest redeemed	2,815,112
Payable to Manager	2,462,921
Payable for distribution and service plan fees	1,089,640
Payable for investments purchased	517,001
Transfer agent fees payable	486,489
Borrowing expense payable	56,074
Other liabilities	492,861
Total liabilities	7,920,098

Net Assets	$3,120,095,141

Composition of Net Assets
Shares of beneficial interest	$3,795,730,318
Total accumulated loss	(675,635,177)
Net Assets	$3,120,095,141

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 15

Statement of Assets and Liabilities (as restated, note 11) Unaudited / (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value and redemption proceeds per share	$5.33
Offering price per share (net asset value plus sales charge of 5.50% of offering price)	$5.64
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$4.90
Class R Shares:
Net asset value, offering price and redemption proceeds per share	$5.33
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$5.52
Class R5 Shares:
Net asset value, offering price and redemption proceeds per share	$5.33
Class R6 Shares:
Net asset value, offering price and redemption proceeds per share	$5.56

Net Assets:
Class A shares	$1,359,616,697
Class C shares	869,315,045
Class R shares	9,449
Class Y shares	859,070,613
Class R5 shares	9,449
Class R6 shares	32,073,888
Total Net Assets	$3,120,095,141

Shares Outstanding:
Class A shares	254,954,396
Class C shares	177,411,705
Class R shares	1,773
Class Y shares	155,591,881
Class R5 shares	1,773
Class R6 shares	5,770,587
Total Shares Outstanding	593,732,115

See accompanying Notes to Financial Statements.

16 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Statement of Operations (as restated, note 11) For the Six Months Ended May 31, 2019 / Unaudited

Investment Income
Distributions and dividends ($787,967 from affiliates)	$158,487,240
Less return of capital on distributions and dividends ($111,924,238 from affiliates)	(153,187,196)
Less return of capital on distributions and dividends in excess of cost basis ($3,034,092 from affiliates)	(5,478,457)
Total investment income	(178,413)

Expenses
Management fees	15,048,820
Distribution and service plan fees
Class A	1,711,032
Class C	4,458,289
Transfer agent fees
Class A	1,312,094
Class C	853,543
Class Y	845,149
Class R6	3,826
Borrowing fees	425,001
Administrative fees	414,451
Tax expense	172,882
Custody fees	93,847
Legal, auditing, and other professional fees	88,826
Registration fees	82,124
Trustees’ fees	62,946
Other	47,305
Total expenses, before waivers and deferred taxes	25,620,135
Less expense waivers	(1,413,728)
Net expenses, before deferred taxes	24,206,407

Net investment loss, before deferred taxes	(24,384,820)
Deferred tax (expense)/benefit	—
Net investment loss, net of deferred taxes	(24,384,820)

Net Realized and Unrealized Gains/Losses on Investments:
Net Realized Gains / (Losses)
Investments from:
Unffiliated companies (net return of capital in excess of cost basis of $2,444,365)	(56,687,811)
Affiliated companies (net return of capital in excess of cost basis of $3,034,092)	(22,398,216)
Deferred tax (expense)/benefit	—
Net realized losses, net of deferred taxes	(79,086,027)
Net Change in Unrealized Appreciation/(Depreciation)
Investments from:
Unaffiliated companies	114,973,143
Affiliated companies	247,741,056
Deferred tax (expense)/benefit	—
Net change in unrealized appreciation/(depreciation), net of deferred taxes	362,714,199

Net realized and unrealized gains on investments, net of deferred taxes	283,628,172
Change in net assets resulting from operations	$259,243,352

See accompanying Notes to Financial Statements.

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 17

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2019 (Unaudited) (as restated, note 11)	For the Year Ended November 30, 2018
Operations
Net investment loss, net of deferred taxes	$(24,384,820)	$(49,077,110)
Net realized gains/(losses), net of deferred taxes	(79,086,027)	98,356,698
Net change in unrealized appreciation/(depreciation), net of deferred taxes	362,714,199	(121,410,101)
Change in net assets resulting from operations	259,243,352	(72,130,513)

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(70,339,409)	(160,500,997)
Class C shares	(49,518,171)	(117,326,984)
Class Y shares	(43,702,740)	(102,276,139)
Class R6 shares	(1,315,038)	(2,782,423)
Distributions to shareholders from return of capital:	(164,875,358)	(382,886,543)

Distributions to shareholders from income:
Class A shares	—	(9,870)
Class C shares	—	(7,215)
Class Y shares	—	(6,290)
Class R6 shares	—	(171)
Distributions to shareholders from income:	—	(23,546)
Change in net assets resulting from distributions to shareholders	(164,875,358)	(382,910,089)

Beneficial Interest Transactions
Class A shares	71,049,375	56,385,689
Class C shares	23,635,436	(9,084,854)
Class R shares	10,000	—
Class Y shares	7,979,251	72,968,628
Class R5 shares	10,000	—
Class R6 shares	9,936,424	3,060,289
Change in net assets resulting from beneficial interest transactions	112,620,486	123,329,752
Change in net assets	206,988,480	(331,710,850)

Net Assets
Beginning of period	2,913,106,661	3,244,817,511
End of period	$3,120,095,141	$2,913,106,661

See accompanying Notes to Financial Statements.

18 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Financial Highlights

Class A	Six Months Ended May 31, 2019 (Unaudited) (as restated, note 11)	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.14	$5.92	$7.10	$7.16	$11.01	$10.86
Income/(loss) from investment operations:
Net investment loss[1]	(0.04)	(0.08)	(0.08)	(0.08)	(0.08)	(0.09)
Return of capital[1]	0.20	0.44	0.39	0.41	0.48	0.48
Net realized and unrealized gains/(losses)	0.31	(0.46)	(0.78)	0.39	(3.47)	0.54
Total from investment operations	0.47	(0.10)	(0.47)	0.72	(3.07)	0.93
Distributions to shareholders:
Return of capital	(0.28)	(0.68)	(0.62)	(0.78)	(0.78)	(0.78)
Income	—	(0.00)[7]	(0.09)	—	—	—
Total distributions to shareholders	(0.28)	(0.68)	(0.71)	(0.78)	(0.78)	(0.78)
Net asset value, end of period	$5.33	$5.14	$5.92	$7.10	$7.16	$11.01

Total Return, at Net Asset Value [2]	9.38%	(2.23%)	(7.58%)	11.74%	(29.28%)	8.66%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$1,359,617	$1,246,886	$1,378,553	$1,597,534	$1,247,161	$2,116,790
Ratio of Expenses to Average Net Assets:[8]
Before (waivers) and deferred tax expense/(benefit)	1.55%	1.55%	1.53%	1.59%	1.51%	1.50%
Expense (waivers)	(0.10%)	(0.10%)[3]	(0.11%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of (waivers) and before deferred tax expense/(benefit)[4]	1.45%	1.45%	1.42%	1.47%	1.40%	1.38%
Deferred tax expense/(benefit)[5]	—%	—%	—%	—%	(6.93%)	4.38%
Total expenses/(benefit)	1.45%	1.45%	1.42%	1.47%	(5.53%)	5.76%

Ratio of Investment Loss to Average Net Assets:[8]
Before (waivers) and deferred tax benefit/(expense)	(1.57%)	(1.46%)	(1.29%)	(1.28%)	(1.29%)	(1.41%)
Expense (waivers)	(0.10%)	(0.10%)[3]	(0.11%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.47%)	(1.36%)	(1.18%)	(1.16%)	(1.18%)	(1.29%)
Deferred tax benefit/(expense)[6]	—%	—%	—%	—%	0.33%	0.56%
Net investment loss	(1.47%)	(1.36%)	(1.18%)	(1.16%)	(0.85%)	(0.73%)

Portfolio turnover rate	12%	30%	17%	22%	18%	14%

*	November 28, 2014 represents the last business day of the Fund’s reporting period.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
4.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.41%, 1.41%, 1.41%, 1.45%, 1.37%, and 1.35% for the period ended May 31, 2019 and the years ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015, and November 28, 2014, respectively.

5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
7.	Rounds to less than ($.005) per share.
8.	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,314,376.

See accompanying Notes to Financial Statements.

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 19

Financial Highlights (Continued)

Class C	Six Months Ended May 31, 2019 (Unaudited) (as restated, note 11)	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$4.76	$5.57	$6.77	$6.91	$10.73	$10.68
Income/(loss) from investment operations:
Net investment loss[1]	(0.06)	(0.12)	(0.13)	(0.12)	(0.15)	(0.17)
Return of capital[1]	0.20	0.44	0.39	0.41	0.48	0.48
Net realized and unrealized gains/(losses)	0.28	(0.45)	(0.75)	0.35	(3.37)	0.52
Total from investment operations	0.42	(0.13)	(0.49)	0.64	(3.04)	0.83
Distributions to shareholders:
Return of capital	(0.28)	(0.68)	(0.62)	(0.78)	(0.78)	(0.78)
Income	—	(0.00)[7]	(0.09)	—	—	—
Total distributions to shareholders	(0.28)	(0.68)	(0.71)	(0.78)	(0.78)	(0.78)
Net asset value, end of period	$4.90	$4.76	$5.57	$6.77	$6.91	$10.73

Total Return, at Net Asset Value [2]	9.07%	(2.95%)	(8.27%)	10.97%	(29.78%)	7.84%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$869,315	$823,980	$973,023	$1,139,524	$1,008,201	$1,701,552
Ratio of Expenses to Average Net Assets:[8]
Before (waivers) and deferred tax expense/(benefit)	2.33%	2.33%	2.31%	2.40%	2.27%	2.25%
Expense (waivers)	(0.10%)	(0.10%)[3]	(0.11%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of (waivers) and before deferred tax expense/(benefit)[4]	2.23%	2.23%	2.20%	2.28%	2.16%	2.13%
Deferred tax expense/(benefit)[5]	—%	—%	—%	—%	(6.93%)	4.38%
Total expenses/(benefit)	2.23%	2.23%	2.20%	2.28%	(4.77%)	6.51%

Ratio of Investment Loss to Average Net Assets:[8]
Before (waivers) and deferred tax benefit/(expense)	(2.38%)	(2.24%)	(2.07%)	(2.09%)	(2.05%)	(2.21%)
Expense (waivers)	(0.10%)	(0.10%)[3]	(0.11%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(2.28%)	(2.14%)	(1.96%)	(1.97%)	(1.94%)	(2.09%)
Deferred tax benefit/(expense)[6]	—%	—%	—%	—%	0.33%	0.56%
Net investment loss	(2.28%)	(2.14%)	(1.96%)	(1.97%)	(1.61%)	(1.53%)

Portfolio turnover rate	12%	30%	17%	22%	18%	14%

*	November 28, 2014 represents the last business day of the Fund’s reporting period.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
4.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 2.20%, 2.19%, 2.19%, 2.26%, 2.13%, and 2.10% for the period ended May 31, 2019 and the years ended November 30, 2018, November 30, 2017, November 30, 2016, and November 30, 2015, and November 28, 2014, respectively.

5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
7.	Rounds to less than ($.005) per share.
8.	Ratios are annualized and based on average daily net assets (000’s omitted) of $854,421.

See accompanying Notes to Financial Statements.

20 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Financial Highlights (Continued)

Class R	For the Period Ended May 31, 2019 (Unaudited)[1] (as restated, note 11)
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.46
Income/(loss) from investment operations:
Net investment loss[2]	(0.00)[3]
Return of capital[2]	—
Net realized and unrealized gains/(losses)	(0.13)
Total from investment operations	(0.13)
Distributions to shareholders:
Return of capital	—
Income	—
Total distributions to shareholders	—
Net asset value, end of period	$5.33

Total Return, at Net Asset Value[4]	(2.38%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$9
Ratio of Expenses to Average Net Assets:[8]
Before (waivers) and deferred tax expense	1.82%
Expense (waivers)	(0.10%)
Net of (waivers) and before deferred tax expense[5]	1.72%
Deferred tax expense[6]	—%
Total expenses/(benefit)	1.72%

Ratio of Investment Loss to Average Net Assets:[8]
Before (waivers) and deferred tax benefit	(1.44%)
Expense (waivers)	(0.10%)
Net of expense (waivers) and before deferred tax benefit	(1.34%)
Deferred tax benefit[7]	—%
Net investment loss	(1.34%)

Portfolio turnover rate	12%

1.	Shares commenced operations after at the close of business on May 24, 2019.
2.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (See Note 1).

3.	Less than ($.005).
4.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.85%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
8.	Ratios are annualized and based on average daily net assets of $156.

See accompanying Notes to Financial Statements.

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 21

Financial Highlights (Continued)

Class Y	Six Months Ended May 31, 2019 (Unaudited) (as restated, note 11)	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.31	$6.08	$7.25	$7.27	$11.15	$10.97
Income/(loss) from investment operations:
Net investment loss[1]	(0.03)	(0.07)	(0.06)	(0.06)	(0.06)	(0.04)
Return of capital[1]	0.20	0.44	0.39	0.41	0.48	0.48
Net realized and unrealized gains/(losses)	0.32	(0.46)	(0.79)	0.41	(3.52)	0.52
Total from investment operations	0.49	(0.09)	(0.46)	0.76	(3.10)	0.96
Distributions to shareholders:
Return of capital	(0.28)	(0.68)	(0.62)	(0.78)	(0.78)	(0.78)
Income	—	(0.00)[7]	(0.09)	—	—	—
Total distributions to shareholders	(0.28)	(0.68)	(0.71)	(0.78)	(0.78)	(0.78)
Net asset value, end of period	$5.52	$5.31	$6.08	$7.25	$7.27	$11.15

Total Return, at Net Asset Value [2]	9.46%	(1.99%)	(7.28%)	12.12%	(29.18%)	8.85%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$859,071	$820,187	$870,833	$816,733	$624,768	$992,009
Ratio of Expenses to Average Net Assets:[8]
Before (waivers) and deferred tax expense/(benefit)	1.29%	1.29%	1.27%	1.32%	1.26%	1.24%
Expense (waivers)	(0.10%)	(0.10%)[3]	(0.11%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of (waivers) and before deferred tax expense/(benefit)[4]	1.19%	1.19%	1.16%	1.20%	1.15%	1.12%
Deferred tax expense/(benefit)[5]	—%	—%	—%	—%	(6.93%)	4.38%
Total expenses/(benefit)	1.19%	1.19%	1.16%	1.20%	(5.78%)	5.50%

Ratio of Investment Loss to Average Net Assets:[8]
Before (waivers) and deferred tax benefit/(expense)	(1.27%)	(1.20%)	(1.03%)	(1.01%)	(1.04%)	(1.01%)
Expense (waivers)	(0.10%)	(0.10%)[3]	(0.11%)[3]	(0.12%)	(0.11%)	(0.12%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.17%)	(1.10%)	(0.92%)	(0.89%)	(0.93%)	(0.89%)
Deferred tax benefit/(expense)[6]	—%	—%	—%	—%	0.33%	0.56%
Net investment loss	(1.17%)	(1.10%)	(0.92%)	(0.89%)	(0.60%)	(0.33%)

Portfolio turnover rate	12%	30%	17%	22%	18%	14%

*	November 28, 2014 represents the last business day of the Fund’s reporting period.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
4.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.15%, 1.15%, 1.15%, 1.18%, 1.12%, and 1.10% for the period ended May 31, 2019 and the years ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015, and November 28, 2014, respectively.

5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
7.	Rounds to less than ($.005) per share.
8.	Ratios are annualized and based on average daily net assets (000’s omitted) of $845,978.

See accompanying Notes to Financial Statements.

22 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Financial Highlights (Continued)

Class R5	For the Period Ended May 31, 2019 (Unaudited)[1] (as restated, note 11)
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.46
Income/(loss) from investment operations:
Net investment loss[2]	(0.00)[3]
Return of capital[2]	—
Net realized and unrealized gains/(losses)	(0.13)
Total from investment operations	(0.13)
Distributions to shareholders:
Return of capital	—
Income	—
Total distributions to shareholders	—
Net asset value, end of period	$5.33

Total Return, at Net Asset Value[4]	(2.38%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$9
Ratio of Expenses to Average Net Assets:[8]
Before deferred tax expense[5]	1.16%
Deferred tax expense[6]	—%
Total expenses	1.16%

Ratio of Investment Loss to Average Net Assets:[8]
Before deferred tax benefit	(0.79%)
Deferred tax benefit[7]	—%
Net investment loss	(0.79%)

Portfolio turnover rate	12%

1.	Shares commenced operations after at the close of business on May 24, 2019.
2.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (See Note 1).

3.	Less than ($.005).
4.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.08%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
8.	Ratios are annualized and based on average daily net assets of $156.

See accompanying Notes to Financial Statements.

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 23

Financial Highlights (Continued)

Class R6	Six Months Ended May 31, 2019 (Unaudited) (as restated, note 11)	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.34	$6.10	$7.27	$7.29	$11.17	$10.97
Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.02)	(0.06)	(0.06)	(0.06)	(0.05)	0.01
Return of capital[1]	0.20	0.44	0.39	0.41	0.48	0.48
Net realized and unrealized gains/(losses)	0.32	(0.46)	(0.79)	0.41	(3.53)	0.49
Total from investment operations	0.50	(0.08)	(0.46)	0.76	(3.10)	0.98
Distributions to shareholders:
Return of capital	(0.28)	(0.68)	(0.62)	(0.78)	(0.78)	(0.78)
Income	—	(0.00)[2]	(0.09)	—	—	—
Total distributions to shareholders	(0.28)	(0.68)	(0.71)	(0.78)	(0.78)	(0.78)
Net asset value, end of period	$5.56	$5.34	$6.10	$7.27	$7.29	$11.17

Total Return, at Net Asset Value[3]	9.60%	(1.82%)	(7.26%)	12.08%	(29.13%)	9.04%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$32,074	$22,054	$22,409	$19,110	$216	$331
Ratio of Expenses to Average Net Assets:[7]
Before deferred tax expense/(benefit)[4]	1.10%	1.11%	1.08%	1.06%	1.07%	1.05%
Deferred tax expense/(benefit)[5]	—%	—%	—%	—%	(6.93%)	4.38%
Total expenses/(benefit)	1.10%	1.11%	1.08%	1.06%	(5.86%)	5.43%

Ratio of Investment Income/(Loss) to Average Net Assets:[7]
Before deferred tax benefit/(expense)	(0.71%)	(1.03%)	(0.84%)	(0.75%)	(0.85%)	(0.45%)
Deferred tax benefit/(expense)[6]	—%	—%	—%	—%	0.33%	0.56%
Net investment income/(loss)	(0.71%)	(1.03%)	(0.84%)	(0.75%)	(0.52%)	0.11%

Portfolio turnover rate	12%	30%	17%	22%	18%	14%

*	November 28, 2014 represents the last business day of the Fund’s reporting period.
1.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.	Rounds to less than ($0.005) per share.
3.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.06%, 1.07%, 1.07%, 1.04%, 1.05%, and 1.02% for the period ended May 31, 2019 and the year ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015, and November 28, 2014, respectively.

5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
7.	Ratios are annualized and based on average daily net assets (000’s omitted) of $25,551.

See accompanying Notes to Financial Statements.

24 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements Unaudited

Note 1 – Significant Accounting Policies

Invesco Oppenheimer SteelPath MLP Income Fund (the “Fund”) is a separate series of AIM Investment Funds (Invesco Investment Funds)(the “Trust”). The Trust is organized as a Delaware statutory trust, as amended (the “1940 Act”), as an open-end management investment company authorized to an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer SteelPath MLP Income Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I Shares prior to the Reorganization is included with information relating to Class R6 Shares throughout this report. Class R and Class R5 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 25

Notes to Financial Statements Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be

26 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 27

Notes to Financial Statements Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investments reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

28 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

D.

Dividends and Distributions to Shareholders – Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

E.

Master Limited Partnerships – The Fund primarily invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP. The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 29

Notes to Financial Statements Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G. Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. For the period ended May 31, 2019, the federal income tax rate is 21 percent. The Fund is currently using an estimated rate of 2.0 percent for state and local tax, net of federal tax expense.

The alternative minimum tax (“AMT”) requirements were repealed with the enactment of H.R. 1, Tax Cuts and Jobs Act (the “TCJA”), for tax years beginning after December 31, 2017. Any past alternative minimum taxes paid by the fund do qualify for substantial refundability under the TCJA with AMT credit carryforwards becoming partially refundable prior to, or fully refundable for tax years beginning in 2021.

30 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following as of May 31, 2019 (as restated, note 11):

Current tax expense/(benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense/(benefit)
Federal	$54,929,716
State	5,231,402
Valuation allowance	(60,161,118)
Total deferred tax expense	$—

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows (as restated, note 11):

	Amount	% Effect
Application of Federal statutory income tax rate	$54,441,104	21.00%
State income taxes net of federal benefit	5,184,866	2.00%
Effect of permanent differences	535,148	0.21%
Change in valuation allowance	(60,161,118)	(23.21%)
Total income tax expense (benefit)	$—	0.00%

For the period ended May 31, 2019 the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of 0% differed from the combined federal and state statutory tax rate of 23% due in large part to the change in valuation allowance primarily as a result of the change in unrealized appreciation (as restated, note 11).

The Fund intends to invest its assets primarily in MLP investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP investments, the Fund reports its allocable share of the MLP investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 31

Notes to Financial Statements Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At May 31, 2019, the Fund determined a valuation allowance was required. The Fund’s assessment considered, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards were limited as a result of shareholder transactions or were likely to expire unused, and unrealized gains and losses on investments. Consideration was also given to market cycles, the severity and duration of historical deferred tax assets, the impact of redemptions, and the level of MLP distributions. Additionally, various tax law changes resulting from the enactment of the TCJA were considered by the Fund in assessing the recoverability of its deferred tax assets. Specifically, the TCJA eliminated the net operating loss carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any net operating losses arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. Through the consideration of these factors, the Fund has determined that it is more likely than not that the Fund’s net deferred tax asset would not be realized. As a result, the Fund recorded a full valuation allowance with respect to its net deferred tax asset as of the period ended May 31, 2019 (as restated, note 11).

From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on or expirations of the Fund’s net operating losses and capital loss carryovers (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material (as restated, note 11).

32 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2019 are as follows (as restated, note 11):

Deferred tax assets:
Net operating loss carryforward (tax basis) - Federal	$192,266,827
Net operating loss carryforward (tax basis) - State	19,123,905
Excess business interest expense carryforward	7,082,675
Capital loss carryforward (tax basis)	88,453,328
Valuation allowance	(144,557,928)
Total deferred tax asset	162,368,807

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$(162,368,807)
Total deferred tax liability	(162,368,807)

Total net deferred tax asset/(liability)	$—

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2019, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months. Generally, the Fund is subject to examinations by taxing authorities for up to three years after the filing of the return for the tax period. All relevant periods are still open for examination.

At May 31, 2019 the Fund had net operating loss carryforwards for federal income tax purposes, as follows:

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 33

Notes to Financial Statements Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

Expiration date for expiring net operating loss carryforwards:
11/30/2030	$3,877
11/30/2031	4,997,354
11/30/2032	7,401,746
11/30/2033	47,597,832
11/30/2034	159,225,802
11/30/2035	258,885,745
11/30/2036	144,231,370
11/30/2037	63,880,432
Total expiring net operating loss carryforwards	$686,224,158

Total non-expiring net operating loss carryforwards	$229,332,155

Total net operating loss carryforwards	$915,556,313

At May 31, 2019, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	$318,691,951
11/30/2024	65,887,737
Total	$384,579,688

At May 31, 2019, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$2,420,361,063
Gross Unrealized Appreciation	$901,858,962
Gross Unrealized Depreciation	(197,068,444)
Net Unrealized Appreciation (Depreciation) on Investments	$704,790,518

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees

34 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $3 billion	0.95%
Next $2 billion	0.93%
Over $5 billion	0.90%

For the six months ended May 31, 2019, the effective advisory fees incurred by the Fund was 0.95%. From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $14,447,356 in advisory fees to OFI SteelPath, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 35

Notes to Financial Statements Unaudited / (Continued)

Note 2 – Advisory Fees and Other Fees Paid to Affiliates (Continued)

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, , and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.35%. 2.10%, 1.60%, 1.10%, 1.08% and 1.03%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expense after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) and interest expense are excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. See Note 11 and 12.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended May 31, 2019, advisory fees of $1,413,728 were waived.

36 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements Unaudited / (Continued)

Note 2 – Advisory Fees and Other Fees Paid to Affiliates (Continued)

Prior to the Reorganization, the OFI SteelPath, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class A, Class C, and Class Y shares to 1.35%. 2.10%, and 1.10%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into an administration and fund accounting agreement with UMB Fund Services, Inc. (“UMB”) pursuant to which UMB shall provide administration and fund accounting services to the Fund. For the six months, ended May 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative fees. Prior to the Reorganization, the Acquired Fund paid administrative fees to UMB. Additionally, Invesco has entered into service agreements whereby UMB Bank, n.a., serves as custodian to the Fund. Prior to the Reorganization, UMB Bank, n.a. served as custodian to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. For the six months ended May 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of the Class A, 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the six months ended May 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 37

Notes to Financial Statements Unaudited / (Continued)

Note 2 – Advisory Fees and Other Fees Paid to Affiliates (Continued)

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended May 31, 2019, IDI advised the Fund that IDI retained $6,508 in front-end sales commissions from the sale of Class A shares and $0 and $1 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $481,987 in front-end sales commissions from the sale of Class A shares and $21,938 and $35,804 from Class A and Class C shares, respectively , for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

38 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements Unaudited / (Continued)

Note 3 – Additional Valuation Information (Continued)

The following is a summary of the tiered valuation input levels, as of May 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1 —	Level 2 —	Level 3 —	Value
Assets Table
Investments, at Value:
MLP Investments and Related Entities*	$3,044,149,104	$—	$—	3,044,149,104
Preferred MLP Investments and Related Entities*	40,555,859	—	32,223,140	72,778,999
Short-Term Investments	8,223,478	—	—	8,223,478
Total Assets	$3,092,928,441	$—	$32,223,140	$3,125,151,581

*	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Beginning balance November 30, 2018	$37,756,840
Transfers into Level 3 during the period	—
Change in unrealized appreciation/(depreciation)	(726,079)
Total realized gain/(loss)	1,238,749
Purchases	—
Payment in kind from distributions	313,331
Sales	(3,958,551)
Conversion to common shares, at cost	(602,067)
Return of capital distributions	(1,799,083)
Transfers out of Level 3 during the period*	—
Ending balance May 31, 2019	$32,223,140

*	Transferred from Level 3 to Level 2 as a result of the availability of observable market data for the security.

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at May 31, 2019 is $(1,359,357).

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 39

Notes to Financial Statements Unaudited / (Continued)

Note 3 – Additional Valuation Information (Continued)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of May 31, 2019:

Assets Table Investments, at Value:	Value as of May 31, 2019	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used
Preferred Stocks	$3,303,140	Discounted Cash Flow Model	Illiquidity Discount	n/a	7%(a)
			Average Estimated Yield	6.4%-14.5%	10.4%
	28,920,000	Discounted Cash Flow Model	Illiquidity Discount	n/a	10%(b)
			Average Estimated Yield	11.0%-13.5%	12.3%
Total	$32,223,140

(a)

The Fund fair values certain preferred shares using a discounted cash flow model which values the shares at the expected value of common units to be received in PIK conversion based on: the current price of the common shares (observable), the 20-day volume weighted average price (VWAP) of the common shares (observable), the 3-day volume weighted average price of the common shares (observable), and a discount rate, which is derived from the estimated yield and an illiquidity discount. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the illiquidity discount. Such security’s fair valuation could decrease (increase) significantly based on a decrease (increase) in expected yields.

(b)

The Fund fair values certain preferred shares using a discounted cash flow model, which incorporates an illiquidity discount and the expected yield based on the average yield on comparable companies’ equity. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the illiquidity discount. Such security’s fair valuation could decrease (increase) significantly based on a decrease (increase) in expected yields.

Note 4 – Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant

40 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements Unaudited / (Continued)

Note 4 – Security Transactions with Affiliated Funds (Continued)

to these procedures for the period June 1, 2018 to May 24, 2019, the Fund engaged in transactions with affiliates as listed. Securities purchases of $57,294,011 and securities sales of $122,753,813, which resulted in net realized loss of ($51,691,611).

For the period May 25, 2019 to May 31, 2019, the Fund did not engage in transactions with affiliates.

Note 5 – Trustees’ and Officer Fees and Benefits

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 6 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with UMB Bank n.a the custodian bank. Such balances, if any, at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period ended May 31, 2019 was $440,635,658 and $375,612,670 respectively.

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 41

Notes to Financial Statements Unaudited / (Continued)

Note 8 – Share Information

The Fund has authorized an unlimited number of shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 31, 2019 Unaudited		Year Ended November 30, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	30,003,677	$165,590,590	59,232,430	$362,725,262
Dividends and/or distributions
reinvested	11,468,098	63,661,356	24,655,240	147,527,307
Redeemed	(28,949,037)	(158,202,571)	(74,247,048)	(453,866,880)
Net increase	12,522,738	$71,049,375	9,640,622	$56,385,689

Class C
Sold	18,992,840	$96,317,440	28,105,837	$162,402,035
Dividends and/or distributions
reinvested	9,410,111	48,151,720	20,497,495	114,426,962
Redeemed	(23,949,124)	(120,833,724)	(50,293,830)	(285,913,851)
Net increase/(decrease)	4,453,827	$23,635,436	(1,690,498)	$(9,084,854)

Class R*
Sold	1,773	$10,000
Dividends and/or distributions
reinvested	—	—
Redeemed	—	—
Net increase	1,773	$10,000

Class Y
Sold	37,719,297	$213,181,960	61,147,823	$387,053,317
Dividends and/or distributions
reinvested	7,568,550	43,448,478	16,458,243	101,361,366
Redeemed	(44,174,822)	(248,651,187)	(66,412,936)	(415,446,055)
Net increase	1,113,025	$7,979,251	11,193,130	$72,968,628

42 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements Unaudited / (Continued)

Note 8 – Share Information (Continued)

	Six Months Ended May 31, 2019 Unaudited		Year Ended November 30, 2018
	Shares	Amount	Shares	Amount
Class R5*
Sold	1,773	$10,000
Dividends and/or distributions
reinvested	—	—
Redeemed	—	—
Net increase	1,773	$10,000

Class R6
Sold	2,501,132	$14,761,636	1,639,549	$10,319,125
Dividends and/or distributions
reinvested	217,058	1,259,870	387,635	2,397,204
Redeemed	(1,076,981)	(6,085,082)	(1,568,526)	(9,656,040)
Net increase	1,641,209	$9,936,424	458,658	$3,060,289

*	Class R and R5 shares commenced operations after the close of business on May 24, 2019.

Note 9 – Borrowing Agreement

The Fund, along with Invesco Oppenheimer SteelPath MLP Alpha Plus Fund, Invesco Oppenheimer SteelPath MLP Alpha Fund, and Invesco Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Adviser consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. If applicable, securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.75% per annum. An unused commitment fee at the rate of 0.30% per annum is charged for any undrawn portion of the

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 43

Notes to Financial Statements Unaudited / (Continued)

Note 9 – Borrowing Agreement (Continued)

credit facility, and each series of the Trust will pay its pro rata share of this fee. A facility fee of 0.10% was charged on the commitment amount, and each series of the Trust paid its pro rata share of this fee. The borrowing is due November 15, 2019, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the six months ended May 31, 2019, the Fund paid $425,001 in borrowing fees. The Fund did not utilize the facility during the six months ended May 31, 2019.

Note 10 – Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Note 11 – Restatement

Subsequent to the issuance of the May 31, 2019 financial statements, the Fund determined that the valuation allowance related to the deferred tax asset for the period ended May 31, 2019 and certain prior fiscal years had not been properly accounted for on the financial statements of the Fund.

A deferred tax asset is reduced by a valuation allowance if, based on the weight of evidence available, it is more likely than not that some portion or all of a deferred tax asset will not be realized. The determination of the need for a valuation allowance for deferred tax assets under U.S. GAAP involved judgment and required the subjective weighting of both positive and negative evidence relating to expectations about the recoverability of those assets. Management has reevaluated both positive and negative evidence through the issuance date

44 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements Unaudited / (Continued)

Note 11 – Restatement (Continued)

of the restated financial statements regarding the use of certain sources of future taxable income on the recoverability of its deferred tax asset. Consequently, it was determined that the realizability of the deferred tax asset did not meet the “more likely than not” evaluation criterion provided by ASC 740, Income Taxes, resulting in the understatement of the valuation allowance and corresponding overstatement of the deferred tax asset and overstatement of the Fund’s net asset value. See Note 1G - Significant Accounting Policies - Federal Income Taxes for additional information related to the significant considerations in the evaluation of the Fund’s valuation allowance.

As a result, the Fund has restated its statement of assets and liabilities, including the statement of investments, as of May 31, 2019, and its statement of operations for the period then ended, its statements of changes in net assets for the period ended May 31, 2019, and its financial highlights for the period ended May 31, 2019.

The restatement adjustments had no effect on the reported fair values or cost of investments as reported in the statement of investments. In addition to the restated financial statements, the information contained in Notes 1G, 11, 12 and 13 to the financial statements was added or restated as part of the restatement.

The following summarizes the impact of the restatement and excludes balances that were not restated:

Invesco Oppenheimer SteelPath MLP Income Fund
Statements of Assets and Liabilities
May 31, 2019

	Previously Reported	As Restated
Deferred tax asset, net	144,557,928	—
Total assets	3,272,573,167	3,128,015,239

Net Assets	$3,264,653,069	$3,120,095,141

Total accumulated losses	(531,077,249)	(675,635,177)
Net Assets	$3,264,653,069	$3,120,095,141

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 45

Notes to Financial Statements Unaudited / (Continued)

Note 11 – Restatement (Continued)

	Previously Reported	As Restated
Net Asset Value, Offering Price and Redemption Proceeds per Share
Class A Shares:
Net Asset Value and Redemption Proceeds per Share	$5.58	$5.33
Offering Price	$5.90	$5.64
Net Assets	1,422,579,716	1,359,616,697
Class C Shares:
Net Asset Value and Redemption Proceeds per Share	$5.13	$4.90
Net Assets	909,600,843	869,315,045
Class R Shares:
Net Asset Value and Redemption Proceeds per Share	$5.58	$5.33
Net Assets	9,887	9,449
Class Y Shares:
Net Asset Value and Redemption Proceeds per Share	$5.78	$5.52
Net Assets	898,893,798	859,070,613
Class R5
Net Asset Value and Redemption Proceeds per Share	$5.58	$5.33
Net Assets	9,887	9,449
Class R6
Net Asset Value and Redemption Proceeds per Share	$5.82	$5.56
Net Assets	33,558,938	32,073,888
Total Net Assets	$3,264,653,069	$3,120,095,141

46 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements Unaudited / (Continued)

Note 11 – Restatement (Continued)

Invesco Oppenheimer SteelPath MLP Income Fund
Statements of Operations
Six Months Ended May 31, 2019

	Previously Reported	As Restated
Net investment loss, before deferred taxes
Deferred tax (expense)/benefit	237,845	—
Net Investment loss, net of deferred taxes	(24,146,975)	(24,384,820)

Net Realized and Unrealized Gains/(Losses) on Investments:
Deferred tax (expense)/benefit	2,507,008	—
Net realized gains, net of deferred taxes	(76,579,019)	(79,086,027)
Net Change in Unrealized Appreciation/(Depreciation)
Deferred tax (expense)/benefit	(11,497,951)	—
Net change in unrealized appreciation/(depreciation), net of deferred taxes	351,216,248	362,714,199

Net realized and unrealized gains/ (losses) on investments, net of deferred taxes	273,747,997	283,628,172
Change in net assets resulting from operations	$250,490,254	$259,243,352

Invesco Oppenheimer SteelPath MLP Income Fund
Statements of Changes in Net Assets
Six Months Ended May 31, 2019

	Previously Reported	As Restated
Operations
Net investment loss, net of deferred taxes	$(24,146,975)	$(24,384,820)
Net realized gains on investments,net of deferred taxes	(76,579,019)	(79,086,027)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	351,216,248	362,714,199
Change in net assets resulting from operations	250,490,254	259,243,352

Change in net assets	198,235,382	206,988,480

Net Assets
Beginning of period	3,066,417,687	2,913,106,661
End of period	$3,264,653,069	$3,120,095,141

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 47

Notes to Financial Statements Unaudited / (Continued)

Note 11 – Restatement (Continued)

Invesco Oppenheimer SteelPath MLP Income Fund
Financial Highlights
For the Six Months Ended May 31, 2019

Class A	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.41	$5.14
Income/(loss) from investment operations:
Net investment loss	(0.03)	(0.04)
Net realized and unrealized gains/(losses)	0.28	0.31
Total from investment operations	0.45	0.47
Net asset value, end of period	$5.58	$5.33

Total Return, at Net Asset Value	8.54%	9.38%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,422,580	$1,359,617
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.48%	1.55%
Expense (waivers)	(0.09%)	(0.10%)
Net of (waivers) and before deferred tax expense/(benefit)	1.39%	1.45%
Deferred tax expense/(benefit)	0.55%	—%
Total expenses/(benefit)	1.94%	1.45%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(1.36%)	(1.57%)
Expense (waivers)	(0.09%)	(0.10%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.27%)	(1.47%)
Deferred tax benefit/(expense)	0.01%	—%
Net investment loss	(1.26%)	(1.47%)

48 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements Unaudited / (Continued)

Note 11 – Restatement (Continued)

Class C	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.01	$4.76
Income/(loss) from investment operations:
Net investment loss	(0.07)	(0.06)
Net realized and unrealized gains/(losses)	0.27	0.28
Total from investment operations	0.40	0.42
Net asset value, end of period	$5.13	$4.90

Total Return, at Net Asset Value	8.21%	9.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$909,601	$869,315
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	2.23%	2.33%
Expense (waivers)	(0.09%)	(0.10%)
Net of (waivers) and before deferred tax expense/(benefit)	2.14%	2.23%
Deferred tax expense/(benefit)	0.55%	—%
Total expenses/(benefit)	2.69%	2.23%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(2.92%)	(2.38%)
Expense (waivers)	(0.09%)	(0.10%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(2.83%)	(2.28%)
Deferred tax benefit/(expense)	0.01%	—%
Net investment loss	(2.82%)	(2.28%)

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 49

Notes to Financial Statements Unaudited / (Continued)

Note 11 – Restatement (Continued)

Class R	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.64	$5.46
Net realized and unrealized gains/(losses)	(0.06)	(0.13)
Total from investment operations	(0.06)	(0.13)
Net asset value, end of period	$5.58	$5.33

Total Return, at Net Asset Value	8.41%	(2.38%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$9
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.73%	1.82%
Expense (waivers)	(0.09%)	(0.10%)
Net of (waivers) and before deferred tax expense/(benefit)	1.64%	1.72%
Deferred tax expense/(benefit)	0.55%	—%
Total expenses/(benefit)	2.19%	1.72%

Ratio of Investment Income/(Loss) to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(1.38%)	(1.44%)
Expense (waivers)	(0.09%)	(0.10%)
Net of (waivers) and before deferred tax benefit/(expense)	(1.29%)	(1.34%)
Deferred tax benefit/(expense)	0.01%	—%
Net investment loss	(1.28%)	(1.34%)

Class Y	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.59	$5.31
Income/(loss) from investment operations:
Net investment loss	(0.02)	(0.03)
Net realized and unrealized gains/(losses)	0.29	0.32
Total from investment operations	0.47	0.49
Net asset value, end of period	$5.78	$5.52

Total Return, at Net Asset Value	8.62%	9.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$898,894	$859,071
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.23%	1.29%
Expense (waivers)	(0.09%)	(0.10%)
Net of (waivers) and before deferred tax expense/(benefit)	1.14%	1.19%
Deferred tax expense/(benefit)	0.55%	—%
Total expenses/(benefit)	1.69%	1.19%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(0.78%)	(1.27%)
Expense (waivers)	(0.09%)	(0.10%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.69%)	(1.17%)
Deferred tax benefit/(expense)	0.01%	—%
Net investment loss	(0.68%)	(1.17%)

50 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements Unaudited / (Continued)

Note 11 – Restatement (Continued)

Class R5	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.64	$5.46
Net realized and unrealized gains/(losses)	0.06	(0.13)
Total from investment operations	(0.06)	(0.13)
Net asset value, end of period	$5.58	$5.33

Total Return, at Net Asset Value	8.54%	(2.38%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$9
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.12%	1.16%
Deferred tax expense/(benefit)	0.55%	—%
Total expenses/(benefit)	1.67%	1.16%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(0.75%)	(0.79%)
Deferred tax benefit/(expense)	0.01%	—%
Net investment loss	(0.74%)	(0.79%)

Class R6	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.62	$5.34
Income/(loss) from investment operations:
Net investment loss	—	(0.02)
Net realized and unrealized gains/(losses)	0.28	0.32
Total from investment operations	0.48	0.50
Net asset value, end of period	$5.82	$5.56

Total Return, at Net Asset Value	8.76%	9.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,559	$32,074
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.06%	1.10%
Deferred tax expense/(benefit)	0.55%	—%
Total expenses/(benefit)	1.61%	1.10%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(0.15%)	(0.71%)
Deferred tax benefit/(expense)	0.01%	—%
Net investment loss	(0.14%)	(0.71%)

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 51

Notes to Financial Statements Unaudited / (Continued)

Note 11 – Restatement (Continued)

Invesco Oppenheimer SteelPath MLP Income Fund
1G. Significant Accounting Policies - Federal Income Taxes
Six Months Ended May 31, 2019

The Fund’s income tax provision consists of the following as of May 31, 2019:

	Previously Reported	As Restated
Deferred tax expense (benefit)
Federal	$7,991,958	$54,929,716
State	761,140	5,231,402
Valuation allowance	—	(60,161,118)
Total deferred tax expense (benefit)	$8,753,098	$—

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amounts		% Effects
	Previously Reported	As Restated	Previously Reported	As Restated
Change in valuation allowance	(51,408,020)	(60,161,118)	(19.83%)	(23.21%)
Total income tax expense (benefit)	$8,753,098	$—	3.38%	0.00%

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2019 are as follows:

	Previously Reported	As Restated
Deferred tax assets:
Valuation allowance	—	(144,557,928)
Total deferred tax asset	306,926,735	162,368,807
Total net deferred tax asset/(liability)	$144,557,928	$—

52 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Notes to Financial Statements Unaudited / (Continued)

Note 12 – Remediation Note

Subsequent to the period end, the Fund determined that the valuation allowance related to the deferred tax asset included in the calculation of the net asset values per share (“NAV”) upon which the shareholders transacted had not been properly accounted for during the period that could include days from December 1, 2014 through March 6, 2020 (“overstatement period”). Specifically, it was determined that the realizability of the deferred tax asset did not meet the “more likely than not” evaluation criterion provided by ASC 740, Income Taxes, resulting in the overstatement of the deferred tax asset and corresponding understatement of the valuation allowance. As a result, the Fund’s NAVs have been corrected during certain days of the overstatement period.

Invesco is assessing the extent to which shareholders who transacted in the Fund during the overstatement period were negatively impacted by the overstatement of the Fund’s deferred tax asset, including the Fund’s overpayment of asset-based fees to affiliates. Invesco is preparing a remediation plan that contemplates payments by Invesco to shareholders whose accounts or transactions were negatively impacted by the overstatement of the NAVs during the overstatement period. The method of determining the actual remediation payments to be paid to individual shareholders is subject to various factors that are not yet certain and information that is not yet readily available, including retrieval of beneficial owner data for Fund shares held in omnibus accounts. The Fund’s Board has directed Invesco to proceed with the remediation plan with any remediation payments to be made directly to affected shareholders outside of the Fund, and that no remediation payments be made to the Fund unless or until the Board were to approve so in the future. The Fund is estimated to have over paid $11,833,000 in asset-based fees to affiliates as a result of the overstatement of the deferred tax asset during the overstatement period, such amount which will be included in the calculation of remediation payments. Accordingly, all shareholder remediation payments are intended to be made directly to affected shareholders and not to the Fund and therefore no provision for such remediation payments have been made in the Fund’s financial statements. No remediation payments will be made by the Fund.

Note 13 – Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments, including those held by the Fund.

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 53

Notes to Financial Statements Unaudited / (Continued)

Note 13 – Subsequent Event (Continued)

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the “CARES Act,” was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act and the impacts to the Fund should be immaterial.

A significant decline in oil and natural gas commodity prices occurred from December 31, 2019 through April 30, 2020. The decline in commodity prices after the period covered by this report end resulted in overall adverse effects on the oil and natural gas industry and may materially impact the valuations of MLPs and energy assets that operate in that industry.

54 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Initial Approval of Investment Advisory and Sub-Advisory Contracts

(INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND)

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer SteelPath MLP Income Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 55

INITIAL APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS (Continued)

Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis

56 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

INITIAL APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS (Continued)

on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Board noted that the Fund is taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 57

INITIAL APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS (Continued)

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

58 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

INITIAL APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS (Continued)

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was be advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 59

Portfolio Proxy Voting Policies and Guidelines; Updates to Statement of Investments Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

●	Fund reports and prospectuses
●	Quarterly statements
●	Daily confirmations
●	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

60 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Distribution Sources Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Invesco Oppenheimer SteelPath MLP Income Fund	1/4/19	0.0%	0.0%	100.0%
Invesco Oppenheimer SteelPath MLP Income Fund	2/8/19	0.0%	0.0%	100.0%
Invesco Oppenheimer SteelPath MLP Income Fund	3/8/19	0.0%	0.0%	100.0%
Invesco Oppenheimer SteelPath MLP Income Fund	4/5/19	0.0%	0.0%	100.0%
Invesco Oppenheimer SteelPath MLP Income Fund	5/10/19	0.0%	0.0%	100.0%

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 61

Shareholder Proxy Unaudited

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer SteelPath MLP Income Fund was held on May 17, 2019. The Meeting was held for the following purpose:

(1)	Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer SteelPath MLP Income Fund into Invesco Oppenheimer SteelPath MLP Income Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization.	246,072,293	9,732,240	47,948175	0

62 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Invesco Privacy Policy

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

1 NTD

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 63

Invesco Privacy Policy (Continued)

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to

64 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

Invesco Privacy Policy (Continued)

help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 65

Invesco Privacy Policy (Continued)

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.
1555 Peachtree St. NE
Atlanta, GA 30309

By phone:
(404) 439-3236

By fax:
(404) 962-8288

By email:
Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate. You may also contact us to:

●	Request that we amend, rectify, delete or update the personal data we hold about you;

●	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

●	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

66 INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK

INVESCO OPPENHEIMER STEELPATH MLP INCOME FUND 67

O-SPMI-SAR-1 07262019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer SteelPath MLP Alpha Plus Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit oppenheimerfunds.com for more information or call Invesco’s Client Services team at 800-959-4246.

Top Holdings and Allocations	4
Share Class Performance	5
Fund Expenses	7
Statement of Investments	10
Statement of Assets and Liabilities	12
Statement of Operations	14
Statements of Changes in Net Assets	15
Statement of Cash Flows	16
Financial Highlights	17
Notes to Financial Statements	23
Initial Approval of Investment Advisory and Sub-Advisory Contracts	50
Portfolio Proxy Voting Policies and Guidelines; Updates to Statement of Investments	55
Distribution Sources	56
Shareholder Proxy	57
Invesco Privacy Policy	58

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/19 (as restated, note 11)

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	6.91%	1.08%	0.74%	3.29%
1-Year	(1.60)%	(7.01)%	3.78%	(1.12)%
5-Year	(9.65)%	(10.67)%	9.66%	(6.62)%
Since Inception (2/6/12)	(1.20)%	(1.96)%	12.63%	0.13%

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit oppenheimerfunds.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from the predecessor fund due to a change in expenses and sales charges. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes and sales charges. Fund literature is available at invesco.com.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 3

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP AND RELATED ENTITIES HOLDINGS

(as restated, note 11)

Energy Transfer LP	18.04%
Enterprise Products Partners LP	15.40%
Williams Cos., Inc.	13.49%
Tallgrass Energy LP	11.65%
MPLX LP	10.12%
Magellan Midstream Partners LP	9.47%
Targa Resources Corp.	9.11%
TC PipeLines LP	8.53%
Antero Midstream Partners LP	7.66%
EQM Midstream Partners LP	6.19%

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2019, and based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2019, and based on the total value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

4 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/19 (as restated, note 11)

	Inception Date	6-Month	1-Year	5-Year	Since Inception
CLASS A (MLPLX)	2/6/12	6.91%	(1.60)%	(9.65)%	(1.20)%
CLASS C (MLPMX)	5/22/12	6.73%	(2.08)%	(10.28)%	(1.39)%
CLASS R1 (SPMJX)		6.99%	(1.65)%	(9.84)%	(1.42)%
CLASS Y (MLPNX)	12/30/11	7.13%	(1.20)%	(9.41)%	(0.72)%
CLASS R5[2] (SPMPX)		7.12%	(1.40)%	(9.62)%	(1.17)%
CLASS R6[3] (OSPPX)	6/28/13	7.28%	(1.02)%	(9.23)%	(4.93)%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/19 (as restated, note 11)

	Inception Date	6-Month	1-Year	5-Year	Since Inception
CLASS A (MLPLX)	2/6/12	1.08%	(7.01)%	(10.67)%	(1.96)%
CLASS C (MLPMX)	5/22/12	5.73%	(2.94)%	(10.28)%	(1.39)%
CLASS R1 (SPMJX)		6.99%	(1.65)%	(9.84)%	(1.42)%
CLASS Y (MLPNX)	12/30/11	7.13%	(1.20)%	(9.41)%	(0.72)%
CLASS R5[2] (SPMPX)		7.12%	(1.40)%	(9.62)%	(1.17)%
CLASS R6[3] (OSPPX)	6/28/13	7.28%	(1.02)%	(9.23)%	(4.93)%

1.

Class R shares incepted on May 24, 2019. Performance prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) restated to reflect the higher 12-b-1 fees applicable to Class R shares. Class A share’s performance reflects any applicable fee waivers and/or expense reimbursements.

2.

Class R5 shares incepted on May 24, 2019. Performance prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A share’s performance reflects any applicable fee waivers and/or expense reimbursements.

3.	Class R6 shares’ returns shown for periods ending on or prior to May 24, 2019 are those of the Class I shares of the predecessor fund.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit oppenheimerfunds.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and R6 shares have no sales charge; therefore, performance is at NAV. As the result of a reorganization after

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 5

the close of business on May 24, 2019, the returns of the fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from the predecessor fund due to a change in expenses and sales charge.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a float-adjusted, capitalization-weighted index measuring master limited partnerships, whose constituents represent approximately 85% of total float-adjusted market capitalization. The index is unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Before investing in any of the Invesco funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.AIM.LINE (246-5463). Read prospectuses and summary prospectuses carefully before investing.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

6 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Fund Expenses (as restated, note 11)

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 7

Actual	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During 6 Months Ended May 31, 2019[1,2]
CLASS A	$ 1,000.00	$ 1,069.10	$ 15.99
CLASS C	1,000.00	1,067.30	20.05
CLASS R	1,000.00	1,069.90	17.34
CLASS Y	1,000.00	1,071.30	14.67
CLASS R5	1,000.00	1,071.20	14.30
CLASS R6	1,000.00	1,072.80	13.80

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,009.60	15.53
CLASS C	1,000.00	1,005.60	19.45
CLASS R	1,000.00	1,008.20	16.82
CLASS Y	1,000.00	1,010.90	14.24
CLASS R5	1,000.00	1,011.20	13.89
CLASS R6	1,000.00	1,011.70	13.39

1.

Actual expenses paid for Class A, C, Y, and R6 are equal to the Fund’s annualized expense ratio for that class multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Actual expenses paid for Class R and R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 7/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to May 31, 2019.

2.

Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

8 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Those annualized expense ratios, based on the 6-month period ended May 31, 2019 for Classes A, C, Y, and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to May 31, 2019 for Class R and R5 are as follows:

Class	Expense Ratios
CLASS A	3.10%
CLASS C	3.89
CLASS R	3.36
CLASS Y	2.84
CLASS R5	2.77
CLASS R6	2.67

The expense ratios reflect voluntary waivers of expenses by the Fund. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers, if applicable.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 9

Statement of Investments (as restated, note 11) May 31, 2019 / Unaudited

Description	Shares	Value
MLP Investments and Related Entities — 119.6%
Diversified — 15.4%
Enterprise Products Partners LP1	927,542	$25,869,146

Gathering/Processing — 34.8%
Antero Midstream Partners LP1	1,053,379	12,872,291
DCP Midstream LP1	150,409	4,575,442
MPLX LP1	555,839	16,997,557
Targa Resources Corp.[1]	397,757	15,297,734
Western Midstream Partners LP1	298,892	8,724,661
Total Gathering/Processing		58,467,685

Natural Gas Pipeline Transportation — 32.8%
Energy Transfer LP1	2,206,368	30,315,500
EQM Midstream Partners LP1	241,234	10,397,185
TC PipeLines LP1	395,724	14,337,081
Total Natural Gas Pipeline Transportation		55,049,766

Other Energy — 7.9%
Sunoco LP1	39,618	1,186,955
USA Compression Partners LP1	276,090	4,712,857
Westlake Chemical Partners LP1	327,763	7,394,333
Total Other Energy		13,294,145
Petroleum Pipeline Transportation—28.7%
Buckeye Partners LP	3,313	$135,038
Magellan Midstream Partners LP1	258,632	15,905,868
Plains All American Pipeline LP1	104,703	2,367,335
Plains GP Holdings LP, Class A1	168,678	3,798,628
Shell Midstream Partners LP	307,120	6,458,734
Tallgrass Energy LP, Class A1	822,631	19,570,391
Total Petroleum Pipeline Transportation		48,235,994

Total MLP Investments and Related Entities
(identified cost $209,458,304)		200,916,736

Common Stocks — 13.5%
Diversified — 13.5%
Williams Cos., Inc.[1]	858,954	22,659,207

Total Common Stocks
(identified cost $25,875,116)		22,659,207

Short-Term Investments — 7.5%
Money Market — 7.5%
Fidelity Treasury Portfolio, Institutional Class, 2.23%[2]	12,669,101	12,669,101

Total Short-Term Investments
(identified cost $12,669,101)		12,669,101

Total Investments — 140.6%
(identified cost $248,002,521)		236,245,044
Liabilities in Excess of Other Assets — (40.6)%		(68,238,405)
Net Assets — 100%		$168,006,639

10 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENT OF INVESTMENTS (as restated, note 11) Unaudited / (Continued)

Footnotes to Statement of Investments

GP — General Partnership

LP — Limited Partnership

1.

As of May 31, 2019, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $125,342,280 as of May 31, 2019. The loan agreement requires continuous collateral whether the loan has a balance or not.

2.	Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 11

Statement of Assets and Liabilities (as restated, note 11) May 31, 2019 / Unaudited

Assets:
Investments at value (cost $248,002,521) – see accompanying Statement of Investments:	$236,245,044
Cash held as collateral	175,140
AMT Credit Carryforward	216,919
Receivable for beneficial interest sold	348,849
Prepaid expenses	107,366
Dividends receivable	14,279
Total assets	237,107,597

Liabilities:
Payable on borrowing (See note 9)	57,000,000
Payable for investments purchased	11,282,797
Payable for beneficial interest redeemed	266,679
Interest expense payable	125,771
Payable to Manager	152,603
Payable for distribution and service plan fees	57,698
Transfer agent fees payable	27,945
Borrowing expense payable	53,621
Trustees’ fees payable	128
Other liabilities	133,716
Total liabilities	69,100,958

Net Assets	$168,006,639

Composition of Net Assets
Shares of beneficial interest	$283,277,316
Total accumulated loss	(115,270,677)
Net Assets	$168,006,639

12 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENT OF ASSETS AND LIABILITIES (as restated, note 11) Unaudited / (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value and redemption proceeds per share	$5.11
Offering price per share (net asset value plus sales charge of 5.50% of offering price)	$5.41
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$4.76
Class R Shares:
Net asset value, offering price and redemption proceeds per share	$5.11
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$5.25
Class R5 Shares:
Net asset value, offering price and redemption proceeds per share	$5.11
Class R6 Shares:
Net asset value, offering price and redemption proceeds per share	$5.30

Net Assets:
Class A shares	$57,487,358
Class C shares	47,803,130
Class R shares	9,287
Class Y shares	61,989,376
Class R5 shares	9,288
Class R6 shares	708,200
Total Net Assets	$168,006,639

Shares Outstanding:
Class A shares	11,259,132
Class C shares	10,049,706
Class R shares	1,818
Class Y shares	11,813,272
Class R5 shares	1,818
Class R6 shares	133,666
Total Shares Outstanding	33,259,412

See accompanying Notes to Financial Statements.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 13

Statement of Operations (as restated, note 11) For the Six Months Ended May 31, 2019 / Unaudited

Investment Income
Distributions and dividends	$8,345,936
Less return of capital on distributions and dividends	(7,142,949)
Total investment income	1,202,987

Expenses
Management fees	1,084,552
Distribution and service plan fees
Class A	76,390
Class C	245,444
Transfer agent fees
Class A	59,478
Class C	47,377
Class Y	59,872
Class R6	120
Legal, auditing, and other professional fees	64,839
Registration fees	44,823
Administrative fees	28,542
Custody fees	20,298
Trustees’ fees	7,773
Borrowing fees	57,531
Other	13,537
Net expenses, before interest expense from payable on borrowing and deferred taxes	1,810,576
Interest expense from payable on borrowing	1,065,365
Net expenses, before waivers and deferred taxes	2,875,941
Less waivers	(216,910)
Net expenses, before deferred taxes	2,659,031

Net investment loss, before deferred taxes	(1,456,044)
Deferred tax (expense)/benefit	—
Net investment loss, net of deferred taxes	(1,456,044)

Net Realized and Unrealized Gains on Investments:
Net realized gains
Investments	4,282,454
Deferred tax (expense)/benefit	—
Net realized gains, net of deferred taxes	4,282,454
Net Change in Unrealized Appreciation/(Depreciation)
Investments	7,228,457
Deferred tax (expense)/benefit	—
Net change in unrealized appreciation/(depreciation), net of deferred taxes	7,228,457

Net realized and unrealized gains on investments, net of deferred taxes	11,510,911
Change in net assets resulting from operations	$10,054,867

See accompanying Notes to Financial Statements.

14 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2019 (Unaudited) (as restated, note 11)	For the Year Ended November 30, 2018
Operations
Net investment loss, net of deferred taxes	$(1,456,044)	$(5,278,570)
Net realized gains/(losses), net of deferred taxes	4,282,454	(1,405,821)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	7,228,457	1,154,501
Change in net assets resulting from operations	10,054,867	(5,529,890)

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(3,106,866)	(7,797,390)
Class C shares	(2,665,343)	(5,593,867)
Class Y shares	(3,000,952)	(8,706,073)
Class R6 shares	(37,468)	(106,712)
Distributions to shareholders from return of capital:	(8,810,629)	(22,204,042)

Beneficial Interest Transactions
Class A shares	(2,171,324)	(4,157,560)
Class C shares	3,250,446	10,009,581
Class R shares	10,000
Class Y shares	(1,314,846)	(7,145,966)
Class R5 shares	10,000
Class R6 shares	(46,582)	(22,613)
Change in net assets resulting from beneficial interest transactions	(262,306)	(1,316,558)
Change in net assets	981,932	(29,050,490)

Net Assets
Beginning of period	167,024,707	196,075,197
End of period	$168,006,639	$167,024,707

See accompanying Notes to Financial Statements.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 15

Statement of Cash Flows (as restated, note 11) For the Six Months Ended May 31, 2019 / Unaudited

Cash flows from operating activities
Net increase in net assets resulting from operations	$10,054,867
Non cash items included in operations:
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(74,099,748)
Sales of long-term portfolio investments	82,320,802
Purchase of short-term portfolio investments, net	(12,095,675)
Distributions from Master Limited Partnerships	7,142,949
Decrease in prepaid expenses	63,405
Increase in receivable for dividends	(13,106)
Decrease in receivable for investments sold	1,797,632
Increase in payable to Manager	1,187
Increase in payable for investments purchased	8,995,672
Decrease in other liabilities	(29,967)
Increase in payable for distribution and service fees payable	5,313
Decrease in transfer agent fees payable	(1,476)
Decrease in trustees’ fees payable	(1,366)
Increase in interest expense payable	51,406
Increase in borrowing expense payable	43,133
Net realized gain on investments	(4,282,454)
Net change in accumulated unrealized appreciation on investments	(7,228,457)
Net cash provided by operating activities	12,724,117

Cash flows from financing activities
Proceeds from shares sold, net of receivable for beneficial interest sold	33,643,897
Payment of shares redeemed, net of payable for beneficial interest redeemed	(40,694,530)
Distributions paid to shareholders, net of reinvestments	(645,044)
Proceeds from borrowing	5,000,000
Payments on borrowing	(10,000,000)
Net cash used in financing activities	(12,695,677)

Net change in cash	28,440
Cash at beginning of period	146,700
Cash at end of period	$175,140

Supplemental disclosure of cash flow information:

Cash paid on interest of $1,013,959.

Non-cash financing activities not included consist of reinvestment of dividends and distributions of $8,165,585.

See accompanying Notes to the Financial Statements.

16 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Financial Highlights

Class A	Six Months Ended May 31, 2019 (Unaudited) (as restated, note 11)	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.04	$5.90	$7.26	$7.31	$12.95	$11.77
Income/(loss) from investment operations:
Net investment loss[1]	(0.04)	(0.15)	(0.18)	(0.14)	(0.17)	(0.21)
Return of capital[1]	0.17	0.43	0.40	0.39	0.50	0.55
Net realized and unrealized gains/(losses)	0.21	(0.48)	(0.92)	0.36	(5.31)	1.50
Total from investment operations	0.34	(0.20)	(0.70)	0.61	(4.98)	1.84
Distributions to shareholders:
Return of capital	(0.27)	(0.66)	(0.35)	(0.66)	(0.66)	(0.66)
Income	—	—	(0.31)	—	—	—
Total distributions to shareholders	(0.27)	(0.66)	(0.66)	(0.66)	(0.66)	(0.66)
Net asset value, end of period	$5.11	$5.04	$5.90	$7.26	$7.31	$12.95

Total Return, at Net Asset Value [2]	6.91%	(4.29%)	(10.84%)	9.80%	(39.77%)	15.77%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$57,487	$58,889	$72,455	$117,536	$81,768	$214,846
Ratio of Expenses to Average Net Assets:[8]
Before recoupment/(waivers) and deferred tax expense/(benefit)	3.36%	3.10%	2.57%	2.64%	2.34%	2.40%
Expense recoupment/(waivers)	(0.26%)	(0.02%)[3,4]	(0.01%)[3]	—%	—%	0.12%
Net of recoupment/(waivers) and before deferred tax expense/(benefit)[5]	3.10%	3.08%	2.56%	2.64%	2.34%	2.52%
Deferred tax expense/(benefit)[6]	—%	0.01%	—%	—%	(7.32%)	5.54%
Total expenses/(benefit)	3.10%	3.09%	2.56%	2.64%	(4.98%)	8.06%

Ratio of Investment Income/(Loss) to Average Net Assets:[8]
Before recoupment/(waivers) and deferred tax benefit/(expense)	(1.89%)	(2.57%)	(2.45%)	(2.16%)	(1.99%)	(2.35%)
Expense recoupment/(waivers)	(0.26%)	(0.02%)[3,4]	(0.01%)[3]	—%	—%	0.12%
Net of expense recoupment/(waivers) and before deferred tax benefit/(expense)	(1.63%)	(2.55%)	(2.44%)	(2.16%)	(1.99%)	(2.47%)
Deferred tax benefit/(expense)[7]	—%	—%	—%	—%	0.46%	0.88%
Net investment loss	(1.63%)	(2.55%)	(2.44%)	(2.16%)	(1.53%)	(1.59%)

Portfolio turnover rate	34%	44%	46%	45%	39%	21%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
4.	Includes voluntary Management waiver of 0.25% effective November 1, 2018 (See Note 2).
5.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.74%, 1.97%, 1.95%, 2.06%, 1.89% and 1.99% for the period ended May 31, 2019 and the years ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015, and November 28, 2014, respectively.

6.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
8.	Ratios are annualized and based on average daily net assets (000’s omitted) of $58,699.

See accompanying Notes to Financial Statements.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 17

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 31, 2019 (Unaudited) (as restated, note 11)	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$4.72	$5.61	$6.99	$7.11	$12.71	$11.64
Income/(loss) from investment operations:
Net investment loss[1]	(0.06)	(0.19)	(0.22)	(0.19)	(0.24)	(0.28)
Return of capital[1]	0.17	0.43	0.40	0.39	0.50	0.55
Net realized and unrealized gains/(losses)	0.20	(0.47)	(0.90)	0.34	(5.20)	1.46
Total from investment operations	0.31	(0.23)	(0.72)	0.54	(4.94)	1.73
Distributions to shareholders:
Return of capital	(0.27)	(0.66)	(0.35)	(0.66)	(0.66)	(0.66)
Income	—	—	(0.31)	—	—	—
Total distributions to shareholders	(0.27)	(0.66)	(0.66)	(0.66)	(0.66)	(0.66)
Net asset value, end of period	$4.76	$4.72	$5.61	$6.99	$7.11	$12.71

Total Return, at Net Asset Value [2]	6.73%	(5.10%)	(11.57%)	9.06%	(40.21%)	14.98%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$47,803	$44,352	$42,115	$46,502	$35,718	$57,070
Ratio of Expenses to Average Net Assets:[8]
Before recoupment/(waivers) and deferred tax expense/(benefit)	4.15%	3.89%	3.39%	3.46%	3.12%	3.15%
Expense recoupment/(waivers)	(0.26%)	(0.02%)[3,4]	(0.01%)[3]	—%	—%	0.12%
Net of recoupment/(waivers) and before deferred tax expense/(benefit)[5]	3.89%	3.87%	3.38%	3.46%	3.12%	3.27%
Deferred tax expense/(benefit)[6]	—%	0.01%	—%	—%	(7.32%)	5.54%
Total expenses/(benefit)	3.89%	3.88%	3.38%	3.46%	(4.20%)	8.81%

Ratio of Investment Income/(Loss) to Average Net Assets: [8]
Before (waivers) and deferred tax benefit/(expense)	(2.61%)	(3.36%)	(3.27%)	(2.98%)	(2.77%)	(2.94%)
Expense recoupment/(waivers)	(0.26%)	(0.02%)[3,4]	(0.01%)[3]	—%	—%	0.12%
Net of expense recoupment/(waivers) and before deferred tax benefit/(expense)	(2.35%)	(3.34%)	(3.26%)	(2.98%)	(2.77%)	(3.06%)
Deferred tax benefit/(expense)[7]	—%	—%	—%	—%	0.46%	0.88%
Net investment loss	(2.35%)	(3.34%)	(3.26%)	(2.98%)	(2.31%)	(2.18%)

Portfolio turnover rate	34%	44%	46%	45%	39%	21%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
4.	Includes voluntary Management waiver of 0.25% effective November 1, 2018 (See Note 2).
5.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 2.53%, 2.77%, 2.77%, 2.88%, 2.67%, and 2.74%, for the period ended May 31, 2019 and the years ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015, and November 28, 2014, respectively.

6.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
8.	Ratios are annualized and based on average daily net assets (000’s omitted) of $46,809.

See accompanying Notes to Financial Statements.

18 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R	Six Months Ended May 31, 2019 (Unaudited) (as restated, note 11)
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.31
Income/(loss) from investment operations:
Net investment loss[2]	(0.00)[3]
Return of capital[2]	—
Net realized and unrealized gain on investments	(0.20)
Total from investment operations	(0.20)
Distributions to shareholders:
Return of capital	—
Net asset value, end of period	$5.11

Total Return, at Net Asset Value [4]	(3.77%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$9
Ratio of expenses to average net assets:[9]
Before waiver and deferred tax expense	3.62%
Expense (waiver)	(0.26%)[5]
Net of waiver and before deferred tax expense[6]	3.36%[5]
Deferred tax benefit[7]	—%
Total expenses	3.36%

Ratio of Investment Loss to Average Net Assets:[9]
Before (waivers) and deferred tax expense	(3.42%)
Expense (waivers)	(0.26%)[5]
Net of expense (waivers) and before deferred tax expense	(3.16%)
Deferred tax benefit[8]	—%
Net investment loss	(3.16%)

Portfolio turnover rate	34%

1.	Shares commenced operations after the close of business on May 24, 2019.
2.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 1).

3.	Less than ($0.005).
4.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5.	Includes voluntary Management waiver of 0.25% effective November 1, 2018 (See Note 2).
6.	Includes interest borrowing and franchise tax expense. Without interest borrowing and franchise tax expense, the net expense ratio would be 2.00%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
9.	Ratios are annualized and based on average daily net assets of $154.

See accompanying Notes to Financial Statements.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 19

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 31, 2019 (Unaudited) (as restated, note 11)	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.15	$6.02	$7.38	$7.40	$13.07	$11.84
Income/(loss) from investment operations:
Net investment loss[1]	(0.04)	(0.14)	(0.16)	(0.13)	(0.14)	(0.14)
Return of capital[1]	0.17	0.43	0.40	0.39	0.50	0.55
Net realized and unrealized gains/(losses)	0.24	(0.50)	(0.94)	0.38	(5.37)	1.48
Total from investment operations	0.37	(0.21)	(0.70)	0.64	(5.01)	1.89
Distributions to shareholders:
Return of capital	(0.27)	(0.66)	(0.35)	(0.66)	(0.66)	(0.66)
Income	—	—	(0.31)	—	—	—
Total distributions to shareholders	(0.27)	(0.66)	(0.66)	(0.66)	(0.66)	(0.66)
Net asset value, end of period	$5.25	$5.15	$6.02	$7.38	$7.40	$13.07

Total Return, at Net Asset Value [2]	7.13%	(4.39%)	(10.65%)	10.10%	(39.62%)	16.11%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$61,989	$63,044	$80,663	$72,258	$84,500	$121,190
Ratio of Expenses to Average Net Assets: [8]
Before recoupment/(waivers) and deferred tax expense/(benefit)	3.10%	2.84%	2.34%	2.37%	2.09%	2.15%
Expense recoupment/(waivers)	(0.26%)	(0.02%)[3,4]	(0.01%)[3]	—%	—%	0.12%
Net of recoupment/(waivers) and before deferred tax expense/(benefit)[5]	2.84%	2.82%	2.33%	2.37%	2.09%	2.27%
Deferred tax expense/(benefit)[6]	—%	0.01%	—%	—%	(7.32%)	5.54%
Total expenses/(benefit)	2.84%	2.83%	2.33%	2.37%	(5.23%)	7.81%

Ratio of Investment Income/(Loss) to Average Net Assets: [8]
Before recoupment/(waivers) and deferred tax benefit/(expense)	(1.70%)	(2.31%)	(2.22%)	(1.89%)	(1.74%)	(1.82%)
Expense recoupment/(waivers)	(0.26%)	(0.02%)[3,4]	(0.01%)[4]	—%	—%	0.12%
Net of expense recoupment/(waivers) and before deferred tax benefit/(expense)	(1.44%)	(2.29%)	(2.21%)	(1.89%)	(1.74%)	(1.94%)
Deferred tax benefit/(expense)[7]	—%	—%	—%	—%	0.46%	0.88%
Net investment loss	(1.44%)	(2.29%)	(2.21%)	(1.89%)	(1.28%)	(1.06%)

Portfolio turnover rate	34%	44%	46%	45%	39%	21%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
4.	Includes voluntary Management waiver of 0.25% effective November 1, 2018 (See Note 2).
5.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.48%, 1.71%, 1.72%, 1.79%, 1.64%, and 1.74%, for the period ended May 31, 2019 and the years ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015, and November 28, 2014, respectively.

6.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Deferred tax benefit/(expense) for the ratio calculation is derived from net investment income/loss only.
8.	Ratios are annualized and based on average daily net assets (000’s omitted) of $59,079.

See accompanying Notes to Financial Statements.

20 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R5	Six Months Ended May 31, 2019 (Unaudited) (as restated, note 11)
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.31
Income/(loss) from investment operations:
Net investment loss[2]	(0.00)[3]
Return of capital[2]	—
Net realized and unrealized gain on investments	(0.20)
Total from investment operations	(0.20)
Distributions to shareholders:
Return of capital	—
Net asset value, end of period	$5.11

Total Return, at Net Asset Value [4]	(3.77%)

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$9
Ratio of expenses to average net assets:[9]
Before waiver and deferred tax expense	3.03%
Expense (waiver)	(0.26%)[5]
Net of waiver and before deferred tax expense[6]	2.77%
Deferred tax benefit[7]	—%
Total expenses	2.77%

Ratio of Investment Loss to Average Net Assets:[9]
Before (waivers) and deferred tax expense	(2.84%)
Expense (waivers)	(0.26%)[5]
Net of expense (waivers) and before deferred tax expense	(2.58%)
Deferred tax benefit[8]	—%
Net investment loss	(2.58%)

Portfolio turnover rate	34%

1.	Shares commenced operations after the close of business on May 24, 2019.
2.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 1).

3.	Less than ($0.005).
4.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5.	Includes voluntary Management waiver of 0.25% effective November 1, 2018 (See Note 2).
6.	Includes interest borrowing and franchise tax expense. Without interest borrowing and franchise tax expense, the net expense ratio would be 1.41%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
9.	Ratios are annualized and based on average daily net assets of $154.

See accompanying Notes to Financial Statements.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class R6	Six Months Ended May 31, 2019 (Unaudited) (as restated, note 11)	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.20	$6.06	$7.41	$7.41	$13.06	$11.81
Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.04)	(0.13)	(0.15)	(0.11)	(0.12)	0.02
Return of capital[1]	0.17	0.43	0.40	0.39	0.50	0.55
Net realized and unrealized gains/(losses)	0.24	(0.50)	(0.94)	0.38	(5.37)	1.34
Total from investment operations	0.37	(0.20)	(0.69)	0.66	(4.99)	1.91
Distributions to shareholders:
Return of capital	(0.27)	(0.66)	(0.35)	(0.66)	(0.66)	(0.66)
Income	—	—	(0.31)	—	—	—
Total distributions to shareholders	(0.27)	(0.66)	(0.66)	(0.66)	(0.66)	(0.66)
Net asset value, end of period	$5.30	$5.20	$6.06	$7.41	$7.41	$13.06

Total Return, at Net Asset Value [2]	7.28%	(4.18%)	(10.47%)	10.37%	(39.50%)	16.32%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$708	$739	$842	$424	$311	$160
Ratio of Expenses to Average Net Assets:[7]
Before (waivers) and deferred tax expense/(benefit)	2.93%	2.67%	2.16%	2.17%	1.91%	2.00%
Expense (waivers)	(0.26%)	(0.02%)[3]	—%	—%	—%	—%
Net of (waivers) and before deferred tax expense/(benefit)[4]	2.67%	2.65%	2.16%	2.17%	1.91%	2.00%
Deferred tax expense/(benefit)[5]	—%	0.01%	—%	—%	(7.32%)	5.54%
Total expenses/(benefit)	2.67%	2.66%	2.16%	2.17%	(5.41%)	7.54%

Ratio of Investment Income/(Loss) to Average Net Assets: [7]
Before (waivers) and deferred tax benefit/(expense)	(1.66%)	(2.14%)	(2.04%)	(1.69%)	(1.56%)	(0.74%)
Expense (waivers)	(0.26%)	(0.02%)[3]	—%	—%	—%	—%
Net of (waivers) and before deferred tax benefit/(expense)	(1.40%)	(2.12%)	(2.04%)	(1.69%)	(1.56%)	(0.74%)
Deferred tax benefit/(expense)[6]	—%	—%	—%	—%	0.46%	0.88%
Net investment loss	(1.40%)	(2.12%)	(2.04%)	(1.69%)	(1.10%)	0.14%

Portfolio turnover rate	34%	44%	46%	45%	39%	21%

*	November 28, 2014 represents the last business day of the Fund’s respective reporting period.
1.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

2.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.	Includes voluntary Management waiver of 0.25% effective November 1, 2018 (See Note 2).
4.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.31%, 1.55%, 1.55%, 1.59%, 1.46%, and 1.47%, for the period ended May 31, 2019 and the years ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015, and November 28, 2014, respectively.

5.	Deferred tax expense/(benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.	Deferred tax benefit/(expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
7.	Ratios are annualized and based on average daily net assets (000’s omitted) of $735.

See accompanying Notes to Financial Statements.

22 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Notes to Financial Statements Unaudited

Note 1 – Significant Accounting Policies

Invesco Oppenheimer SteelPath MLP Alpha Plus Fund (the “Fund”) is a separate series of AIM Investment Funds (Invesco Investment Funds) (the “Trust”) . The Trust is organized as a Delaware statutory trust, as amended (the “1940 Act”), as an open-end management investment company authorized to an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer SteelPath MLP Alpha Plus Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I Shares prior to the Reorganization is included with information relating to Class R6 Shares throughout this report. Class R and Class R5 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 23

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be

24 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 25

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investments reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

26 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

D.

Dividends and Distributions to Shareholders – Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

E.

Master Limited Partnerships – The Fund primarily invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP. The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 27

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G. Federal Income Taxes – The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. For the period ended May 31, 2019, the federal income tax rate is 21 percent. The Fund is currently using an estimated rate of 1.6 percent for state and local tax, net of federal tax expense.

The alternative minimum tax (“AMT”) requirements were repealed with the enactment of H.R. 1, Tax Cuts and Jobs Act (the “TCJA”), for tax years beginning after December 31, 2017. Any past alternative minimum taxes paid by the fund do qualify for substantial refundability under the TCJA with AMT credit carryforwards becoming partially refundable prior to, or fully refundable for tax years beginning in 2021.

28 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following as of May 31, 2019 (as restated, note 11):

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense (benefit)	$—

Deferred tax expense (benefit)
Federal	$1,998,647
State	152,278
Valuation allowance	(2,150,925)
Total deferred tax expense (benefit)	$—

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows (as restated, note 11):

	Amount	% Effect
Application of Federal statutory income tax rate	$2,111,521	21.00%
State income taxes net of federal benefit	160,878	1.60%
Effect of permanent differences	(121,474)	(1.21%)
Change in valuation allowance	(2,150,925)	(21.39%)
Total income tax expense (benefit)	$—	0.00%

For the period ended May 31, 2019 the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of 0% differed from the combined federal and state statutory tax rate of 22.60% due in large part to the change in valuation allowance primarily as a result of the change in unrealized appreciation (as restated, note 11).

The Fund intends to invest its assets primarily in MLP investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP investments, the Fund reports its allocable share of the MLP investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 29

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At May 31, 2019, the Fund determined a valuation allowance was required. The Fund’s assessment considered, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards were limited as a result of shareholder transactions or were likely to expire unused, and unrealized gains and losses on investments. Consideration was also given to market cycles, the severity and duration of historical deferred tax assets, the impact of redemptions, and the level of MLP distributions. Additionally, various tax law changes resulting from the enactment of the TCJA were considered by the Fund in assessing the recoverability of its deferred tax assets. Specifically, the TCJA eliminated the net operating loss carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any net operating losses arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. Through the consideration of these factors, the Fund has determined that it is more likely than not that the Fund’s net deferred tax asset would not be realized. As a result, the Fund recorded a full valuation allowance with respect to its net deferred tax asset as of the period ended May 31, 2019 (as restated, note 11).

From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on or expirations of the Fund’s net operating losses and capital loss carryovers (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material (as restated, note 11).

30 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2019 are as follows (as restated, note 11):

Deferred tax assets:
Net operating loss carryforward (tax basis) – Federal	$9,059,628
Net operating loss carryforward (tax basis) – State	839,821
Excess business interest expense carryforward	17,875
Capital loss carryforward (tax basis)	16,939,388
Valuation allowance	(24,604,361)
Total deferred tax asset	2,252,351

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$(2,252,351)
Total deferred tax liability	(2,252,351)

Total net deferred tax asset/(liability)	$—

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2019, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months. Generally, the Fund is subject to examinations by taxing authorities for up to three years after the filing of the return for the tax period. All relevant periods are still open for examination.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

At May 31, 2019, the Fund had net operating loss carryforwards for federal income tax purposes as follows:

Expiration date for expiring net operating loss carryforwards
11/30/2034	$4,301,182
11/30/2035	6,563,833
11/30/2036	24,350,754
Total expiring net operating loss carryforwards	$35,215,769

Total non-expiring net operating loss carryforwards	$7,925,317

Total net operating loss carryforwards	$43,141,086

At May 31, 2019, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2020	$34,436,659
11/30/2021	36,577,191
11/30/2023	3,939,195
Total	$74,953,045

During the period ended May 31, 2019, the Fund estimates that it will utilize $1,875,416 of capital loss carryforward.

At May 31, 2019, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$226,262,121
Gross Unrealized Appreciation	$28,830,509
Gross Unrealized Depreciation	(18,847,586)
Net Unrealized Appreciation (Depreciation) on Investments	$9,982,923

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees

32 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 1 – Significant Accounting Policies (Continued)

attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.	Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash and includes cash collateral received.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $3 billion	1.25%
Next $2 billion	1.23%
Over $5 billion	1.20%

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 2 – Advisory Fees and Other Fees Paid to Affiliates (Continued)

For the six months ended May 31, 2019, the effective advisory fees incurred by the Fund was 1.25%. From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $1,041,611 in advisory fees to OFI SteelPath, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, , and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.83%, 2.60%, 2.08%, 1.61%, 1.51% and 1.46%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expense after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) and interest expense are excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. See Note 11 and 12.

34 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 2 – Advisory Fees and Other Fees Paid to Affiliates (Continued)

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended May 31, 2019, advisory fees of $216,910 were voluntarily waived.

Prior to the Reorganization, the OFI SteelPath, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class A, Class C, and Class Y shares to 2.00%. 2.75%, and 1.75%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into an administration and fund accounting agreement with UMB Fund Services, Inc. (“UMB”) pursuant to which UMB shall provide administration and fund accounting services to the Fund. For the six months, ended May 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administrative fees. Prior to the Reorganization, the Acquired Fund paid administrative fees to UMB. Additionally, Invesco has entered into service agreements whereby UMB Bank, n.a., serves as custodian to the Fund. Prior to the Reorganization, UMB Bank, n.a. served as custodian to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Fund paid transfer agent fees to OFI Global Asset Management, Inc. For the six months ended May 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of the Class A, 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 2 – Advisory Fees and Other Fees Paid to Affiliates (Continued)

charges, that may be paid by any class of shares of the Fund. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the six months ended May 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended May 31, 2019, IDI advised the Fund that IDI retained $21 in front-end sales commissions from the sale of Class A shares and $0 and $72 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $7,356 in front-end sales commissions from the sale of Class A shares and $0 and $2,443 from Class A and Class C Shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable

36 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 3 – Additional Valuation Information (Continued)

inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of May 31, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 4 – Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period June 1, 2018 to May 24, 2019, the Fund engaged in transactions with affiliates as listed. Securities purchases of $3,463,531 and securities sales of $8,028,496, which resulted in net realized loss of $(224,109).

For the period May 25, 2019 to May 31, 2019, the Fund did not engage in transactions with affiliates.

Note 5 – Trustees’ and Officer Fees and Benefits

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 37

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 6 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with UMB Bank n.a the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period ended May 31, 2019 was $74,099,748 and $82,320,802 respectively.

Note 8 – Share Information

The Fund has authorized an unlimited number of shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 31, 2019 (Unaudited)		Year Ended November 30, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	1,127,284	$5,850,830	2,734,815	$16,874,748
Dividends and/or distributions reinvested	508,518	2,749,214	1,209,994	7,332,239
Redeemed	(2,068,398)	(10,771,368)	(4,536,517)	(28,364,547)
Net decrease	(432,596)	$(2,171,324)	(591,708)	$(4,157,560)

Class C
Sold	1,059,382	$5,227,061	2,839,993	$15,788,394
Dividends and/or distributions reinvested	471,278	2,387,095	888,921	5,076,721
Redeemed	(877,391)	(4,363,710)	(1,836,839)	(10,855,534)
Net increase	653,269	$3,250,446	1,892,075	$10,009,581

38 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 8 – Share Information (Continued)

	Six Months Ended May 31, 2019 (Unaudited)		Year Ended November 30, 2018
	Shares	Amount	Shares	Amount
Class R*
Sold	1,818	$10,000
Dividends and/or distributions reinvested	—	—
Redeemed	—	—
Net increase	1,818	$10,000

Class Y
Sold	3,778,131	$20,624,315	6,042,344	$38,422,743
Dividends and/or distributions reinvested	537,837	2,991,873	1,402,246	8,696,209
Redeemed	(4,733,346)	(24,931,034)	(8,617,512)	(54,264,918)
Net increase/(decrease)	(417,378)	$(1,314,846)	(1,172,922)	$(7,145,966)

Class R5*
Sold	1,818	$10,000
Dividends and/or distributions reinvested	—	—
Redeemed	—	—
Net increase/(decrease)	1,818	$10,000

Class R6
Sold	7,788	$45,198	114,629	$760,964
Dividends and/or distributions reinvested	6,671	37,403	17,010	106,332
Redeemed	(23,002)	(129,183)	(128,511)	(889,909)
Net increase/(decrease)	(8,543)	$(46,582)	3,128	$(22,613)

*	Class R and R5 shares commenced operations after the close of business on May 24, 2019.

Note 9 – Borrowing Agreement

The Fund, along with Invesco Oppenheimer SteelPath MLP Alpha Fund, Invesco Oppenheimer SteelPath MLP Income Fund, and Invesco Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 39

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 9 – Borrowing Agreement (Continued)

up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Adviser consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. If applicable, securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.75% per annum. An unused commitment fee at the rate of 0.30% per annum is charged for any undrawn portion of the credit facility, and each series of the Trust will pay its pro rata share of this fee. A facility fee of 0.10% was charged on the commitment amount, and each series of the Trust paid its pro rata share of this fee. The borrowing is due November 15, 2019, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the six months ended May 31, 2019, the Fund paid $57,531 in borrowing fees. The Fund’s payable on borrowing balance and interest rate at May 31, 2019 was $57,000,000 and 3.24%, respectively.

Information related to the Fund’s borrowings under the Loan Agreement for the six months ended May 31, 2019, is as follows:

Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
3.72%	$57,439,560	182	$1,065,365	$62,000,000

Note 10 – Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit

40 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 10 – Independent Registered Public Accounting Firm (Continued)

scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Note 11 – Restatement

Subsequent to the issuance of the May 31, 2019 financial statements, the Fund determined that the valuation allowance related to the deferred tax asset for the period ended May 31, 2019 and certain prior fiscal years had not been properly accounted for on the financial statements of the Fund.

A deferred tax asset is reduced by a valuation allowance if, based on the weight of evidence available, it is more likely than not that some portion or all of a deferred tax asset will not be realized. The determination of the need for a valuation allowance for deferred tax assets under U.S. GAAP involved judgment and required the subjective weighting of both positive and negative evidence relating to expectations about the recoverability of those assets. Management has reevaluated both positive and negative evidence through the issuance date of the restated financial statements regarding the use of certain sources of future taxable income on the recoverability of its deferred tax asset. Consequently, it was determined that the realizability of the deferred tax asset did not meet the “more likely than not” evaluation criterion provided by ASC 740, Income Taxes, resulting in the understatement of the valuation allowance and corresponding overstatement of the deferred tax asset and overstatement of the Fund’s net asset value. See Note 1G - Significant Accounting Policies - Federal Income Taxes for additional information related to the significant considerations in the evaluation of the Fund’s valuation allowance.

As a result, the Fund has restated its statement of assets and liabilities, including the statement of investments, as of May 31, 2019, and its statements of operations and cash flows for the period then ended, its statements of changes in net assets for the period ended May 31, 2019, and its financial highlights for the period ended May 31, 2019.

The restatement adjustments had no effect on the reported fair values or cost of investments as reported in the statement of investments. In addition to the restated financial statements, the information contained in Notes 1G, 11, 12 and 13 to the financial statements was added or restated as part of the restatement.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 41

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 11 – Restatement (Continued)

The following summarizes the impact of the restatement and excludes balances that were not restated:

Invesco Oppenheimer SteelPath MLP Alpha Plus Fund
Statements of Assets and Liabilities
May 31, 2019

	Previously Reported	As Restated
Deferred tax asset, net	9,056,522	—
AMT credit carryforward	—	216,919
Total assets	245,947,200	237,107,597
Net Assets	$176,846,242	$168,006,639
Total accumulated losses	(106,431,074)	(115,270,677)
Net Assets	$176,846,242	$168,006,639
Net Asset Value, Offering Price and
Redemption Proceeds per Share
Class A Shares:
Net Asset Value and Redemption Proceeds per Share	$5.37	$5.11
Offering Price	$5.68	$5.41
Net Assets	60,506,074	57,487,358
Class C Shares:
Net Asset Value and Redemption Proceeds per Share	$5.01	$4.76
Net Assets	50,317,462	47,803,130
Class R Shares:
Net Asset Value and Redemption Proceeds per Share	$5.38	$5.11
Net Assets	9,775	9,287
Class Y Shares:
Net Asset Value and Redemption Proceeds per Share	$5.52	$5.25
Net Assets	65,257,740	61,989,376
Class R5 Shares:
Net Asset Value and Redemption Proceeds per Share	$5.38	$5.11
Net Assets	9,776	9,288
Class R6 Shares:
Net Asset Value and Redemption Proceeds per Share	$5.58	$5.30
Net Assets	745,415	708,200
Total Net Assets	$176,846,242	$168,006,639

42 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 11 – Restatement (Continued)

Invesco Oppenheimer SteelPath MLP Alpha Plus Fund
Statements of Operations
For the Six Months Ended May 31, 2019

	Previously Reported	As Restated
Net investment income/(loss), before deferred taxes
Deferred tax (expense)/benefit	$121,673	$—
Net Investment income/(loss), net of deferred taxes	(1,334,371)	(1,456,044)
Net Realized and Unrealized Gains/(Losses) on Investments:
Deferred tax (expense)/benefit	(581)	—
Net realized losses, net of deferred taxes	4,281,873	4,282,454
Deferred tax (expense)/benefit	(980)	—
Net change in unrealized appreciation/(depreciation), net of deferred taxes	7,227,477	7,228,457
Net realized and unrealized losses on investments, net of deferred taxes	11,509,350	11,510,911
Change in net assets resulting from operations	$10,174,979	$10,054,867

Invesco Oppenheimer SteelPath MLP Alpha Plus Fund
Statements of Changes in Net Assets
For the Six Months Ended May 31, 2019

	Previously Reported	As Restated
Operations
Net Investment income/(loss), net of deferred taxes	$(1,334,371)	$(1,456,044)
Net realized gains/(losses), net of deferred taxes	4,281,873	4,282,454
Net change in unrealized appreciation/(depreciation), net of deferred taxes	7,227,477	7,228,457
Change in net assets resulting from operations	10,174,979	10,054,867
Change in net assets	1,102,044	981,932
Net Assets
Beginning of period	175,744,198	167,024,707
End of period	$176,846,242	$168,006,639

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 43

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 11 – Restatement (Continued)

Invesco Oppenheimer SteelPath MLP Alpha Plus Fund
Statements of Cash Flows
For the Six Months Ended May 31, 2019

	Previously Reported	As Restated
Cash flows from operating activities
Net increase in net assets resulting from operations	$10,174,979	$10,054,867
Non cash items included in operations:
Deferred income taxes	(120,112)	—

Invesco Oppenheimer SteelPath MLP Alpha Plus Fund
Financial Highlights
For the Six Months Ended May 31, 2019

Class A	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.29	$5.04
Net realized and unrealized gains/(losses)	0.22	0.21
Total from investment operations	0.35	0.34
Net asset value, end of period	$5.37	$5.11
Total Return, at Net Asset Value	6.75%	6.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,506	$57,487
Ratio of Expenses to Average Net Assets:
Before recoupment/(waivers) and deferred tax expense/(benefit)	3.19%	3.36%
Expense recoupment/(waivers)	(0.25%)	(0.26%)
Net of recoupment/(waivers) and before deferred tax expense/(benefit)	2.94%	3.10%
Deferred tax expense/(benefit)	(0.14%)	—%
Total expenses/(benefit)	2.80%	3.10%
Ratio of Investment Income/(Loss) to Average Net Assets:
Before recoupment/(waivers) and deferred tax benefit/(expense)	(1.72%)	(1.89%)
Expense recoupment/(waivers)	(0.25%)	(0.26%)
Net of expense recoupment/(waivers) and before deferred tax benefit/(expense)	(1.47%)	(1.63%)
Deferred tax benefit/(expense)	0.14%	—%
Net investment loss	(1.33%)	(1.63%)

44 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 11 – Restatement (Continued)

Class C	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$4.97	$4.72
Net asset value, end of period	$5.01	$4.76
Total Return, at Net Asset Value	6.38%	6.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,317	$47,803
Ratio of Expenses to Average Net Assets:
Before recoupment/(waivers) and deferred tax expense/(benefit)	3.94%	4.15%
Expense recoupment/(waivers)	(0.25%)	(0.26%)
Net of expense recoupment/(waivers) and before deferred tax expense/(benefit)	3.69%	3.89%
Deferred tax expense/(benefit)	(0.14%)	—%
Total expenses/(benefit)	3.55%	3.89%
Ratio of Investment Income/(Loss) to Average Net Assets:
Before recoupment/(waivers) and deferred tax benefit/(expense)	(2.96%)	(2.61%)
Expense recoupment/(waivers)	(0.25%)	(0.26%)
Net of expense recoupment/(waivers) and before deferred tax benefit/(expense)	(2.71%)	(2.35%)
Deferred tax benefit/(expense)	0.14%	—%
Net investment loss	(2.57%)	(2.35%)

Class R	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.50	$5.31
Net realized and unrealized gains/(losses)	(0.12)	(0.20)
Total from investment operations	(0.12)	(0.20)
Net asset value, end of period	$5.38	$5.11
Total Return, at Net Asset Value	6.82%	(3.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$9
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	3.44%	3.62%
Expense (waivers)	(0.25%)	(0.26%)
Net of (waivers) and before deferred/current tax expense/(benefit)	3.19%	3.36%
Deferred tax expense/(benefit)	(0.14%)	—%
Total expenses/(benefit)	3.05%	3.36%
Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(3.26%)	(3.42%)
Expense (waivers)	(0.25%)	(0.26%)
Net of (waivers) and before deferred tax expense/(benefit)	(3.01%)	(3.16%)
Deferred tax benefit/(expense)	0.14%	—%
Net investment loss	(2.87%)	(3.16%)

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 45

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 11 – Restatement (Continued)

Class Y	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.43	$5.15
Income/(loss) from investment operations:	0.22	0.24
Net investment loss	(0.03)	(0.04)
Total from investment operations	0.36	0.37
Net asset value, end of period	$5.52	$5.25
Total Return, at Net Asset Value	6.77%	7.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,258	$61,989
Ratio of Expenses to Average Net Assets:
Before recoupment/(waivers) and deferred/current tax expense/(benefit)	2.94%	3.10%
Expense recoupment/(waivers)	(0.25%)	(0.26%)
Net of expense recoupment/(waivers) and before deferred tax expense/(benefit)	2.69%	2.84%
Deferred tax expense/(benefit)	(0.14%)	—%
Total expenses/(benefit)	2.55%	2.84%
Ratio of Investment Income/(Loss) to Average Net Assets:
Before recoupment/(waivers) and deferred tax benefit/(expense)	(1.33%)	(1.70%)
Expense recoupment/(waivers)	(0.25%)	(0.26%)
Net of expense recoupment/(waivers) and before deferred tax benefit/(expense)	(1.08%)	(1.44%)
Deferred tax benefit/(expense)	0.14%	—%
Net investment loss	(0.94%)	(1.44%)

Class R5	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.50	$5.31
Net realized and unrealized gains/(losses)	(0.12)	(0.20)
Total from investment operations	5.38	(0.20)
Net asset value, end of period	$5.38	$5.11
Total Return, at Net Asset Value	6.95%	(3.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$9
Ratio of Expenses to Average Net Assets:
Before recoupment/(waivers) and deferred tax expense/(benefit)	2.88%	3.03%
Expense (waivers)	(0.25%)	(0.26%)
Net of expense recoupment/(waivers) and before deferred tax expense/(benefit)	2.63%	2.77%
Deferred tax expense/(benefit)	(0.14%)	—%
Total expenses/(benefit)	2.49%	2.77%
Ratio of Investment Income/(Loss) to Average Net Assets:
Before recoupment/(waivers) and deferred tax benefit/(expense)	(2.70%)	(2.84%)
Expense (waivers)	(0.25%)	(0.26%)
Net of expense recoupment/(waivers) and before deferred tax benefit/(expense)	(2.45%)	(2.58%)
Deferred tax benefit/(expense)	0.14%	—%
Net investment loss	(2.31%)	(2.58%)

46 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 11 – Restatement (Continued)

Class R6	Previously Reported	As Restated
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.47	$5.20
Income/(loss) from investment operations:
Net Investment Income/(Loss)	(0.03)	(0.04)
Total from investment operations	0.38	0.37
Net asset value, end of period	$5.58	$5.30
Total Return, at Net Asset Value	7.09%	7.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$745	$708
Ratio of Expenses to Average Net Assets:
Before recoupment/(waivers) and deferred tax expense/(benefit)	2.78%	2.93%
Expense (waiver)	(0.25%)	(0.26%)
Net of expense recoupment/(waivers) and before deferred tax expense/(benefit)	2.53%	2.67%
Deferred tax expense/(benefit)	(0.14%)	—%
Total expenses/(benefit)	2.39%	2.67%
Ratio of Investment Income/(Loss) to Average Net Assets:
Before recoupment/(waivers) and deferred tax benefit/(expense)	(1.22%)	(1.66%)
Expense (waiver)	(0.25%)	(0.26%)
Net of expense recoupment/(waivers) and before deferred tax benefit/(expense)	(0.97%)	(1.40%)
Deferred tax benefit/(expense)	0.14%	—%
Net investment income/(loss)	(0.83%)	(1.40%)

Invesco Oppenheimer SteelPath MLP Alpha Plus Fund
1G. Significant Accounting Policies - Federal Income Taxes
For the Six Months Ended May 31, 2019

The Fund’s income tax provision consists of the following as of May 31, 2019:

	Previously Reported	As Restated
Deferred tax expense (benefit)
Federal	$(111,609)	$1,998,647
State	(8,503)	152,278
Valuation allowance	—	(2,150,925)
Total deferred tax expense (benefit)	$(120,112)	$—

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amounts		% Effects
	Previously Reported	As Restated	Previously Reported	As Restated
Change in valuation allowance	(2,271,037)	(2,150,925)	(22.59)	(21.39%)
Total income tax expense (benefit)	$(120,112)	$—	(1.20%)	0.00%

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 47

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 11 – Restatement (Continued)

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2019 are as follows:

	Previously Reported	As Restated
Deferred tax assets:
Minimum tax credit carryforward – Federal	216,919	—
Valuation allowance	(15,776,772)	(24,604,361)
Total deferred tax asset	11,296,859	2,252,351
Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$(2,240,337)	$(2,252,351)
Total deferred tax liability	(2,240,337)	(2,252,351)
Total net deferred tax asset/(liability)	$9,056,252	—

Note 12 – Remediation Note

Subsequent to the period end, the Fund determined that the valuation allowance related to the deferred tax asset included in the calculation of the net asset values per share (“NAV”) upon which the shareholders transacted had not been properly accounted for during the period that could include days from December 1, 2014 through March 6, 2020 (“overstatement period”). Specifically, it was determined that the realizability of the deferred tax asset did not meet the “more likely than not” evaluation criterion provided by ASC 740, Income Taxes, resulting in the overstatement of the deferred tax asset and corresponding understatement of the valuation allowance. As a result, the Fund’s NAVs have been corrected during certain days of the overstatement period.

Invesco is assessing the extent to which shareholders who transacted in the Fund during the overstatement period were negatively impacted by the overstatement of the Fund’s deferred tax asset, including the Fund’s overpayment of asset-based fees to affiliates. Invesco is preparing a remediation plan that contemplates payments by Invesco to shareholders whose accounts or transactions were negatively impacted by the overstatement of the NAVs during the overstatement period. The method of determining the actual remediation payments to be paid to individual shareholders is subject to various factors that are not yet certain and information that is not yet readily available, including retrieval of beneficial owner data for Fund shares held in omnibus accounts. The Fund’s Board has directed Invesco to proceed with the remediation plan with any remediation payments to be made directly to affected shareholders outside of the Fund, and that no remediation payments be made to the Fund unless or until the Board were to approve so in the future. The Fund is estimated to have over paid $1,038,000 in asset-based fees to affiliates as a result of the overstatement of the deferred tax asset during the overstatement period, such amount which will be included in the calculation of remediation payments. Accordingly, all shareholder remediation payments are

48 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

Note 12 – Remediation Note (Continued)

intended to be made directly to affected shareholders and not to the Fund and therefore no provision for such remediation payments have been made in the Fund’s financial statements. No remediation payments will be made by the Fund.

Note 13 – Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments, including those held by the Fund.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the “CARES Act,” was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act and the impacts to the Fund should be immaterial.

A significant decline in oil and natural gas commodity prices occurred from December 31, 2019 through April 30, 2020. The decline in commodity prices after the period covered by this report resulted in overall adverse effects on the oil and natural gas industry and may materially impact the valuations of MLPs and energy assets that operate in that industry.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 49

Initial Approval of Investment Advisory and Sub-Advisory Contracts

(INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND)

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer SteelPath MLP Alpha Plus Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco

50 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Initial Approval of Investment Advisory and Sub-Advisory Contracts (Continued)

Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 51

Initial Approval of Investment Advisory and Sub-Advisory Contracts (Continued)

on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Board noted that the Fund is taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

52 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Initial Approval of Investment Advisory and Sub-Advisory Contracts (Continued)

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 53

Initial Approval of Investment Advisory and Sub-Advisory Contracts (Continued)

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was be advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

54 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Portfolio Proxy Voting Policies and Guidelines; Updates to Statement of Investments Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

●	Fund reports and prospectuses
●	Quarterly statements
●	Daily confirmations
●	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 55

Distribution Sources Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Invesco Oppenheimer SteelPath MLP Alpha Plus Fund	1/4/19	0.0%	0.0%	100.0%
Invesco Oppenheimer SteelPath MLP Alpha Plus Fund	2/8/19	0.0%	0.0%	100.0%
Invesco Oppenheimer SteelPath MLP Alpha Plus Fund	3/8/19	0.0%	0.0%	100.0%
Invesco Oppenheimer SteelPath MLP Alpha Plus Fund	4/5/19	0.0%	0.0%	100.0%
Invesco Oppenheimer SteelPath MLP Alpha Plus Fund	5/10/19	0.0%	0.0%	100.0%

56 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Shareholder Proxy Unaudited

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer SteelPath MLP Alpha Plus Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1)	Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer SteelPath MLP Alpha Plus Fund into Invesco Oppenheimer SteelPath MLP Alpha Plus Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization.	12,874,937	2,300,319	2,132,440	0

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 57

Invesco Privacy Policy

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

[1]	NTD

58 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

INVESCO PRIVACY POLICY (Continued)

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 59

Invesco Privacy Policy (Continued)

help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

60 INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

INVESCO PRIVACY POLICY (Continued)

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.
1555 Peachtree St. NE
Atlanta, GA 30309

By phone:
(404) 439-3236

By fax:
(404) 962-8288

By email:
Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

●	Request that we amend, rectify, delete or update the personal data we hold about you;

●	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

●	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 61

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INVESCO OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 63

O-SPMAP-SAR-1 07262019

ITEM 2.	CODE OF ETHICS.

Not applicable for a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company ("MassMutual"), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PricewaterhouseCoopers, LLC (“PwC”) completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversee.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

•	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;
•	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;
•	other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;
•	as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;
•	while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;
•	the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;
•	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;
•	the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and
•	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission (“SEC”). Such information is accumulated and communicated to the Registrant’s management, including its Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the PEO and the PFO, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

On May 24, 2019, Invesco Advisers, Inc. (“Invesco”) acquired sponsorship and management responsibilities from Oppenheimer Funds, Inc. for the Invesco Oppenheimer SteelPath MLP Select 40 Fund (formerly known as Oppenheimer SteelPath MLP Select 40 Fund), Invesco Oppenheimer SteelPath MLP Alpha Fund (formerly known as Oppenheimer SteelPath MLP Alpha Fund), Invesco Oppenheimer SteelPath MLP Alpha Plus Fund (formerly known as Oppenheimer SteelPath MLP Alpha Plus Fund), and Invesco Oppenheimer SteelPath MLP Income Fund (formerly known as Oppenheimer SteelPath MLP Income Fund) (each, a “Fund” and collectively, referred to as the “Funds”) each of which resulted from the reorganization of certain predecessor funds (Oppenheimer SteelPath MLP Select 40 Fund, Oppenheimer SteelPath MLP Alpha Fund, Oppenheimer SteelPath MLP Alpha Plus Fund and Oppenheimer Steel Path MLP Income Fund) (collectively referred to as the “Predecessor Funds”) into the Funds. In connection with the original filing of the Predecessor Funds’ Form N-CSR for the fiscal year ended November 30, 2018 on February 5, 2019, as amended on March 29, 2019, an evaluation was performed to assess the effectiveness of the Predecessor Funds’ disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on their evaluation, the Predecessor Funds’ PEO and PFO found, as of November 30, 2018, the Predecessor Funds’ disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the Predecessor Fund in the reports that it files under the Securities Exchange Act of 1934  (a) is accumulated and communicated to Predecessor Funds’ management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified by the rules and forms adopted by the SEC. Similarly, in connection with the original filing of the Registrant’s Form N-CSR for the semi-annual period ended May 31, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that as of July 22, 2019, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Funds on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the SEC; and (2) that material information relating to the Funds is made known to the PEO and PFO as appropriate to allow timely decisions regarding required decisions.

However, subsequent to the original filing of the Predecessor Funds’ Form N-CSR for the fiscal year ended November 30, 2018, and the original filing of the Funds’ Form N-CSR for the semi-annual period ended May 31, 2019 and after the reorganization of the Predecessor Funds into the Funds, a material error was identified which resulted in an understatement of the valuation allowance on deferred tax assets and therefore an overstatement of the Funds’ net deferred tax assets and an overstatement in the net asset values originally reported in the Predecessor Funds’ financial statements for the semi-annual periods ended May 31, 2016 through May 31, 2018, the fiscal years ended November 30, 2015 through November 30, 2018 and the Funds’ financial statements for the semi-annual period ended May 31, 2019. Management of the Registrant adopted the procedure to determine the valuation allowance on deferred tax assets, as designed by management of the Predecessor Funds, as it was intended. Management of the Registrant previously concluded that the Registrant’s disclosure controls and procedures were effective as of May 31, 2019, but due to a material weakness related to the determination of the valuation allowance on deferred tax assets in accordance with ASC 740, Income Taxes, which existed as of May 31, 2019, it was concluded that the Registrant’s disclosure controls and procedures were not effective as of May 31, 2019.

A material weakness (as defined in Rule 12b-2 under the Securities Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. This material weakness resulted in the misstatement of the deferred tax assets and related financial disclosures in the Funds’ financial statements for the semi-annual period ended May 31, 2019and the Predecessor Funds’ financial statements for the semi-annual periods ended May 31, 2016 through May 31, 2018 and the restatement of the deferred tax assets and related financial disclosures in the Funds’ financial statements for the semi-annual period ended May 31, 2019, which include a revision of financial data for fiscal years ending November 30, 2015 through November 30, 2018. Additionally, this material weakness could result in misstatements of the deferred tax assets and related financial disclosures that would result in a material misstatement to the annual or interim financial statements that would not be prevented or detected.

Management’s Remediation Plan

Subsequent to the identification of the issue described above, management has developed a plan to remediate the material weakness described herein. Management will strengthen the Funds’ internal control over financial reporting by enhancing the training of those performing the controls and adding a level of review by a subject matter expert to assess the assumptions used to determine the valuation allowance for the Funds’ deferred tax assets.

(b)	Management did not make a final determination that the historical accounting was incorrect until March 2020. Consequently, the then-existing control system remained in place such that there were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the semi-annual period ended May 31, 2019 that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

13(a)(1)	Code of Ethics.

13(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a)(3)	Not applicable.

13(a)(4)	Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	April 30, 2020

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	April 30, 2020

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	April 30, 2020